UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21108

Pioneer Series Trust X
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  March 31, 2021

Date of reporting period: April 1, 2020 through March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Multi-Asset
Ultrashort Income Fund
Annual Report | March 31, 2021
A: MAFRX	C: MCFRX	C2: MAUCX	K: MAUKX	Y: MYFRX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292.
If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 1

President’s Letter

Dear Shareholders,
The first few months of 2021 have brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, despite a few problematic “hot spots” in some states, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in the first few months of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we’ve witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 3

Portfolio Management Discussion | 3/31/21
In the following interview, portfolio managers Seth Roman, Jonathan Sharkey, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the 12-month period ended March 31, 2021. Mr. Roman, a vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US); Mr. Sharkey, a senior vice president and a portfolio manager at Amundi US; Mr. Funderburk, a vice president and a portfolio manager at Amundi US; and Mr. Pauwels, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q   How did the Fund perform during the 12-month period ended March 31, 2021?
A    Pioneer Multi-Asset Ultrashort Income Fund’s Class A shares returned 6.42% at net asset value (NAV) during the 12-month period ended March 31, 2021, while the Fund’s benchmark, the ICE Bank of America 3-Month US Dollar LIBOR Index (the ICE BofA Index), returned 0.64%. During the same period, the average return of the 231 mutual funds in Morningstar’s Ultrashort Bond category was 3.38%.
Q   How would you describe the market environment for fixed-income investors over the 12-month period ended March 31, 2021?
A    Entering the period, social-distancing and shelter-in-place measures enacted to help curb the spread of COVID-19 had profound economic effects and resulted in significant reductions in services consumption, manufacturing activity, construction, and labor demand.
The unprecedented decision to shut down much of the US economy in the spring of 2020 necessitated unprecedented monetary and fiscal policy responses. March 2020 saw the US Federal Reserve (Fed) jump into action by dusting off its 2008/2009 policy “playbook” and rapidly rolling out a raft of programs aimed at restoring market liquidity, facilitating credit availability, and boosting investors’ confidence. The measures included: reducing the benchmark federal funds rate target range to zero; a commitment to making unlimited purchases of US Treasuries and agency mortgage-backed securities (MBS); and providing support for commercial-paper issuance, mutual fund liquidity needs, and the issuance of asset-backed securities (ABS). On March 23, 2020, the Fed then opened an entirely new playbook with the announcement of purchasing programs in support of both the new-issue and secondary corporate bond markets. The end of March 2020 also saw US lawmakers approve a $2.2 trillion fiscal stimulus package for both individuals and businesses.
4 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

The extraordinary support from policy makers in the wake of the pandemic was met with enthusiasm by the markets as the second quarter of 2020 got underway. Investors sought to put money to work at the now much-wider credit spreads, estimating that they would receive fair compensation (via higher yields) for taking on the increased default risk. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities).
As the second quarter of 2020 progressed, investors became increasingly optimistic that steps toward reopening the economy would support something resembling a “V-shaped” recovery (a sudden, sharp rise). The result was a resurgence in positive sentiment towards riskier assets that allowed credit-sensitive areas of the bond market to recover much of their earlier losses, even as rising numbers of COVID-19 cases in a number of states raised concerns during the summer months.
The markets experienced some volatility over the next few months, but still continued to produce generally solid performance. Then, the emergency-use approval of the first COVID-19 vaccines, and the removal of political uncertainty with the finalization of the November US election results, led to an increase in investors’ confidence heading into 2021. In January, the outlook received a further boost when the Democrats won two runoff elections to gain control of the US Senate (in addition to the White House and the House of Representatives), thus increasing the odds of more fiscal stimulus from the US government. A $1.9 trillion stimulus package soon followed, with proposals for infrastructure and additional stimulus spending also in the offing.
Meanwhile, the successful rollouts of the COVID-19 vaccines in the US as the winter months progressed, combined with a general decline in COVID-19 cases and the ongoing reopening of the economies in certain US states, were other factors contributing to improved investor sentiment. Along with strong global manufacturing reports, those developments fueled increasing US Treasury yields and led to heightened inflation expectations as well as higher commodity prices. Late in the period, the markets received more good news as the Fed indicated that it would remain very “dovish” in its posture on monetary policy. Fed Chairman Jerome Powell reinforced the central bank’s intent to remain “on the sidelines” with regard to interest-rate hikes until at least 2023, based on the view that near-term increases in inflation above the Fed’s typical 2% target would be transitory, and not structural. To that point, the mid-March 2021 Federal Open Market Committee (FOMC) meeting gave Fed members an opportunity to reinforce their commitment to the new “flexible average inflation target” policy framework.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 5

Q   Can you review your principal investment strategies during the 12-month period ended March 31, 2021, and how the strategies affected the Fund’s benchmark-relative performance?
A   Positive contributions to the Fund’s benchmark-relative performance during the 12-month period were led by investments in securitized assets, with allocations to residential mortgage-backed securities (RMBS), commercial MBS (CMBS), and asset-backed securities (ABS) providing the largest benefits. The Fund has remained overweight to securitized assets versus its peers.
RMBS have benefited from a strong housing market and a continued decline in the number of mortgages in forbearance. The Standard & Poor’s CoreLogic Case-Schiller US National Home Price Index has shown an 11.2% year-over-year improvement in housing prices, the best performance since 2014. Forbearance rates have continued to decline, with the latest Fannie Mae/Freddie Mac data showing forbearance at 2.5%. With regard to the housing market, existing home sales have surprised to the upside of late. Within RMBS, the Fund held approximately 10% of its net assets (as of period-end) in credit-risk-transfer (CRT) issues, which transfer some of the risk of non-payment on residential mortgages from government-sponsored entities to the private sector. The positive housing news has supported investor sentiment for CRT issues and, in our view, CRTs have continued to offer compelling value, given low defaults and declining forbearance rates as well as extended forbearance periods.
The Fund’s CMBS exposures also contributed positively to benchmark-relative performance. The portfolio’s lodging single-asset/single-borrower spreads have benefited from recovering hotel revenues, in particular within the economy, limited service, and drive-to-destination hotel segments. Those hotel subsectors have recovered much of their COVID-19-driven revenue declines. We believe recoveries in fly-to-destination hotel and business-travel hotel revenues could follow suit, but at a slower pace. The CMBS and ABS hotel/vacation real estate markets have shown continued strength, with increased merger-and-acquisition activity. Some new leading indicators in hotel data have also been encouraging. Extended-stay hotels appear to have weathered the COVID-19 crisis well, while most others, such as limited-service hotels, saw significant declines, but have been recovering of late. The recovery trend has been more prominent in popular vacation destinations, such as Florida, and in US states that have reopened more broadly. Current expectations are that urban hotels, which typically have relied on business travel and conventions, could continue to see depressed revenues for the near future. Prices on bonds backed by hotels have rebounded substantially from the depths of one year ago, while
6 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

bonds backed by other property types, such as multi-family, logistics, and offices, have mostly rebounded up to, or at least close to their pre-pandemic levels.
ABS exposures were another positive contributor to the Fund’s relative results for the 12-month period, as stronger-than-expected retail sales and the wider reopening of the economy have aided the performance of consumer-related sectors. Some non-traditional or “off-the-run” ABS sectors and the non-AAA-rated part of the capital structure within traditional ABS sectors have provided attractive investment opportunities, in our opinion, as the market’s rotation into securities that may potentially generate incremental yield has continued unabated. The US consumer has remained strong, with a 40-year high savings rate of 13.7% according to recent data, and income levels (even without fiscal stimulus) that have exceeded pre-pandemic levels. In addition, banks have continued to release loss reserves due to better-than-expected loss experience on their credit card and auto loan exposures. Meanwhile, used car prices have reached record highs, rising by 3.8% in February 2021 alone, for a 17.9% year-over-year gain. That was the fastest year-over-year gain since 2009, when the government’s “cash for clunkers” program created a supply/demand imbalance in the used car market. We have not been concerned with the credit quality of auto-related ABS, but these figures, in our view, represent another data point suggesting both pent-up demand and surplus consumer savings.
Other sector allocations that had positive effects on the Fund’s benchmark-relative performance during the 12-month period included exposure to financials and industrials issues within corporate credit, which fared well overall, despite short-term spread widening and volatility in the financials sector toward the end of the period.
Additional contributions to the Fund’s positive benchmark-relative returns came from allocations to bank loans and collateralized loan obligations (CLOs). Bank loans have been experiencing their highest new-issue market since 2014, and the loan market has seen lower demand for paper trading above par (face) value that could be at risk of refinancing, thus illustrating investors’ preference for new loan issues. Issues trading above par value have fallen in number from over 50% to 20% of the market, and so we believe both market and return prospects for bank loans have improved going forward. We believe bank loans have remained strong in general, although we have not been witnessing the torrid spread-compression we saw earlier in the 12-month period. Meanwhile, CLO demand has remained robust.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 7

Finally, an allocation to insurance-linked securities (ILS) aided the Fund’s benchmark-relative performance over the past 12 months. We believe ILS exposures could add value to the Fund, given that performance of ILS has typically been uncorrelated to the performance of other financial assets.
During a 12-month period that saw the Fund outperform the ICE BofA Index by a fairly wide margin, there were no notable detractors from benchmark-relative returns.
Q   Can you discuss the factors that affected the Fund’s income-generation, or distributions* to shareholders, either positively or negatively, during the 12-month period ended March 31, 2021?
A   Credit spreads narrowed over the 12-month period, which led to a reduction in the Fund’s income-generation. However, we believe the levels of income generated by the Fund have remained attractive, given the continued low-interest-rate environment.
Q   Did the Fund have any exposure to derivatives during the 12-month period ended March 31, 2021?
A   The Fund had light exposure to some index futures contracts during the 12-month period, which had a negligible effect on performance.
Q   What is your assessment of the current investment environment in the fixed-income markets?
A   The Fed has continued to message that it is willing to keep monetary policy accommodative for an extended period of time. While “an extended period of time” seems to be a purposefully vague duration, public comments from members of the FOMC have suggested that they could be thinking the “extended period” equals at least one year. Since the Fed has indicated that it will ignore this year’s expected rise in inflation and view it as transitory, the attention of both investors and policy makers could turn to 2022 inflation measures. If the FOMC, as suggested, waits for a full year with Core PCE (personal consumption) inflation at more than 2% before tightening monetary policy, rate hikes could be off the table until 2023, in our opinion. That would be consistent with the Fed’s own “dot plot” chart projections. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s members.)
* Distributions are not guaranteed.
8 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Market pricing, however, has reflected a somewhat faster pace for rate hikes, due in part to the possibility that the markets may not “buy” the Fed’s new operating framework. However, we feel it is important to understand that actual market pricing has reflected a combination of possible outcomes rather than single-point forecasts.
While we believe inflation is likely to be lower in 2022 than in 2021, the balance of inflation risks has been skewed to the upside, given massive debt-financed US fiscal stimulus and the prospect of government policies –such as a minimum wage hike, easier unionization, and generous unemployment benefits – that could potentially boost wage growth.
Given the likelihood of additional fiscal stimulus and a more-rapid US economic reopening, we have revised up our base-case 2021 US gross domestic product (GDP) growth forecast. The demand-driven growth dynamic could be positive for corporate fundamentals and consumer balance sheets. In turn, solid issuer fundamentals and still-elevated investor cash balances (earning close to 0% yield) may support further spread-asset performance.
We believe higher US Treasury yields present a risk to broad-market performance, to the extent that tighter financial conditions could start to weigh on economic activity. By our estimates, a 10-year US Treasury yield in the 2.50% to 3.00% area may likely become problematic for certain market segments and for economic growth. We currently regard the risk of such a move as minor; however, we have been monitoring conditions closely, as strong monthly economic data reports could push yields marginally higher in the coming months.
We continue to believe that the Fund offers a compelling option for investors seeking a strategic short-term alternative.
Please refer to the Schedule of Investments on pages 21–87 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund has the ability to invest in a wide variety of debt securities.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 9

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s or an underlying fund’s investments decline in value.
The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.
The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.
The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.
The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.
Investments in equity securities are subject to price fluctuation.
International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.
10 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
High yield bonds possess greater price volatility, illiquidity, and possibility of default.
There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.
The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Amundi normally seeks to avoid receiving material, non-public information.
The Fund is not a money market fund.
These risks may increase share price volatility.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.
Please see the prospectus for a more complete discussion of the Fund’s risks.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 11

Portfolio Summary | 3/31/21

10 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 4/1/21	2.49%
2.	U.S. Treasury Bills, 4/27/21	2.04
3.	Fannie Mae, 2.5%, 5/1/51 (TBA)	1.93
4.	Fannie Mae, 2.0%, 4/1/51 (TBA)	1.02
5.	Duke Energy Corp., 0.698% (3 Month USD LIBOR + 50 bps), 5/14/21 (144A)	0.89
6.	Fannie Mae, 2.0%, 4/1/36 (TBA)	0.70
7.	PFS Financing Corp., Series 2019-B, Class A, 0.656% (1 Month USD
	LIBOR + 55 bps), 9/15/23 (144A)	0.68
8.	LSTAR Securities Investment, Ltd., Series 2019-4, Class A1, 1.615%
	(1 Month USD LIBOR + 150 bps), 5/1/24 (144A)	0.60
9.	Mitsubishi UFJ Financial Group, Inc., 1.008% (3 Month USD
	LIBOR + 79 bps), 7/25/22	0.58
10.	U.S. Treasury Note, 2.875%, 10/15/21	0.58

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Prices and Distributions | 3/31/21

Net Asset Value per Share
Class	3/31/21	3/31/20
A	$9.71	$9.26
C	$9.71	$9.26
C2	$9.72	$9.27
K	$9.74	$9.29
Y	$9.73	$9.27

Distributions per Share: 4/1/20–3/31/21
	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1415	$ —	$ —
C	$0.1120	$ —	$ —
C2	$0.1124	$ —	$ —
K	$0.1633	$ —	$ —
Y	$0.1550	$ —	$ —

The ICE Bank of America U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14–18.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 13

Performance Update | 3/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.
Average Annual Total Returns
(As of March 31, 2021)
			ICE BofA
			U.S.
	Net	Public	Dollar
	Asset	Offering	3-Month
	Value	Price	LIBOR
Period	(NAV)	(POP)*	Index
Life-of-Class
(4/29/11)	1.40%	1.14%	0.91%
5 years	1.68	1.16	1.49
1 year	6.42	6.42	0.64

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.58%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share.
*POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.
All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Performance Update | 3/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.
Average Annual Total Returns
(As of March 31, 2021)
		ICE BofA
		U.S.
	Net	Dollar
	Asset	3-Month
	Value	LIBOR
Period	(NAV)	Index
Life-of-Class
(4/29/11)	1.03%	0.91%
5 years	1.37	1.49
1 year	6.09	0.64

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.89%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 15

Performance Update | 3/31/21	Class C2 Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.
Average Annual Total Returns
(As of March 31, 2021)

			ICE BofA
			U.S.
			Dollar
			3-Month
	If	If	LIBOR
Period	Held	Redeemed	Index
Life-of-Fund
(4/29/11)	1.04%	1.04%	0.91%
5 years	1.39	1.39	1.49
1 year	6.09	6.09	0.64

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.88%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percentage change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Performance Update | 3/31/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.
Average Annual Total Returns
(As of March 31, 2021)
		ICE BofA
		U.S.
	Net	Dollar
	Asset	3-Month
	Value	LIBOR
Period	(NAV)	Index
Life-of-Fund
(4/29/11)	1.62%	0.91%
5 years	1.94	1.49
1 year	6.64	0.64

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.36%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 17

Performance Update | 3/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.
Average Annual Total Returns
(As of March 31, 2021)
		ICE BofA
		U.S.
	Net	Dollar
	Asset	3-Month
	Value	LIBOR
Period	(NAV)	Index
Life-of-Class
(4/29/11)	1.58%	0.91%
5 years	1.84	1.49
1 year	6.67	0.64

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.44%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
18 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund
Based on actual returns from October 1, 2020 through March 31, 2021.
Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/20
Ending Account Value	$1,016.72	$1,014.05	$1,015.02	$1,017.75	$1,017.36
(after expenses)
on 3/31/21
Expenses Paid	$3.02	$4.57	$4.52	$1.86	$2.26
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.60%, 0.91%, 0.90%, 0.37% and 0.45% for class A, C, C2, K, and Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 19

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2020 through March 31, 2021.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/20
Ending Account Value	$1,021.94	$1,020.39	$1,020.44	$1,023.09	$1,022.69
(after expenses)
on 3/31/21
Expenses Paid	$3.02	$4.58	$4.53	$1.87	$2.27
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.60%, 0.91%, 0.90%, 0.37% and 0.45% for class A, C, C2, K, and Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

20 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Schedule of Investments | 3/31/21

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 103.5%
	ASSET BACKED SECURITIES — 25.9%
	of Net Assets
1,683,437(a)	321 Henderson Receivables LLC, Series 2005-1A,
	Class A1, 0.336% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	$ 1,656,993
167,153(a)	321 Henderson Receivables I LLC, Series 2004-A,
	Class A1, 0.456% (1 Month USD LIBOR +
	35 bps), 9/15/45 (144A)	164,547
238,083(a)	321 Henderson Receivables I LLC, Series 2006-1A,
	Class A1, 0.306% (1 Month USD LIBOR +
	20 bps), 3/15/41 (144A)	235,736
673,936(a)	321 Henderson Receivables I LLC, Series 2006-2A,
	Class A1, 0.306% (1 Month USD LIBOR +
	20 bps), 6/15/41 (144A)	657,124
937,553(a)	321 Henderson Receivables I LLC, Series 2006-3A,
	Class A1, 0.306% (1 Month USD LIBOR +
	20 bps), 9/15/41 (144A)	914,283
718,517(a)	321 Henderson Receivables I LLC, Series 2006-4A,
	Class A1, 0.306% (1 Month USD LIBOR +
	20 bps), 12/15/41 (144A)	713,777
329,909(a)	321 Henderson Receivables I LLC, Series 2007-1A,
	Class A1, 0.306% (1 Month USD LIBOR +
	20 bps), 3/15/42 (144A)	316,843
1,242,664(a)	ABFC Trust, Series 2004-OPT2, Class M1, 0.934%
	(1 Month USD LIBOR + 83 bps), 8/25/33	1,231,313
5,000,000(a)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A,
	Class A1A, 2.196% (3 Month USD LIBOR + 195 bps),
	1/20/32 (144A)	5,015,905
3,016,591	ACC Trust, Series 2019-2, Class A, 2.82%,
	2/21/23 (144A)	3,036,605
153,515(a)	ACE Securities Corp. Home Equity Loan Trust, Series
	2005-WF1, Class M2, 0.769% (1 Month USD LIBOR +
	66 bps), 5/25/35	163,574
491,774(a)	ACIS CLO, Ltd., Series 2015-6A, Class A1, 1.795%
	(3 Month USD LIBOR + 159 bps), 5/1/27 (144A)	492,024
1,946,415(a)	Aegis Asset Backed Securities Trust Mortgage
	Pass-Through Ctfs, Series 2004-4, Class M1, 1.009%
	(1 Month USD LIBOR + 90 bps), 10/25/34	1,936,575
7,100,000(a)	Aimco CLO 11, Ltd., Series 2020-11A, Class A1, 1.605%
	(3 Month USD LIBOR + 138 bps), 10/15/31 (144A)	7,112,794
8,000,000	American Credit Acceptance Receivables Trust, Series
	2020-1, Class B, 2.08%, 12/13/23 (144A)	8,048,981
2,325,038	American Credit Acceptance Receivables Trust, Series
	2020-2, Class A, 1.65%, 12/13/23 (144A)	2,334,646
50,668(a)	Amortizing Residential Collateral Trust, Series
	2002-BC5, Class M1, 1.144% (1 Month USD LIBOR +
	104 bps), 7/25/32	50,682
1,320,465	Amur Equipment Finance Receivables V LLC, Series
	2018-1A, Class A2, 3.24%, 12/20/23 (144A)	1,324,767

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 21

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,328,999	Amur Equipment Finance Receivables V LLC, Series
	2018-1A, Class D, 3.98%, 4/22/24 (144A)	$ 1,341,592
3,322,585	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class A2, 3.89%, 7/20/22 (144A)	3,369,431
4,000,000	Amur Equipment Finance Receivables VII LLC, Series
	2019-1A, Class B, 2.8%, 3/20/25 (144A)	4,107,773
1,857,142(a)	Apidos CLO XXXII, Series 2019-32A, Class X, 0.874%
	(3 Month USD LIBOR + 65 bps), 1/20/33 (144A)	1,857,140
7,256,167(a)	Apres Static CLO Ltd., Series 2019-1A, Class A1R,
	1.311% (3 Month USD LIBOR + 107 bps),
	10/15/28 (144A)	7,256,487
9,283,105	Aqua Finance Trust, Series 2019-A, Class A, 3.14%,
	7/16/40 (144A)	9,525,098
8,337,339	Aqua Finance Trust, Series 2020-AA, Class A, 1.9%,
	7/17/46 (144A)	8,415,717
4,000,000(a)	Ares LVII CLO Ltd., Series 2020-57A, Class X, 0.994%
	(3 Month USD LIBOR + 75 bps), 10/25/31 (144A)	3,999,988
3,235,159(a)	Argent Securities, Inc. Asset-Backed Pass-Through
	Certificates, Series 2003-W4, Class M1, 1.309%
	(1 Month USD LIBOR + 120 bps), 10/25/33	3,224,466
607,403(a)	Argent Securities, Inc. Asset-Backed Pass-Through
	Certificates, Series 2004-W11, Class M2, 1.159%
	(1 Month USD LIBOR + 105 bps), 11/25/34	609,015
42,755(a)	Argent Securities, Inc. Asset-Backed Pass-Through
	Certificates, Series 2005-W3, Class A2D, 0.789%
	(1 Month USD LIBOR + 68 bps), 11/25/35	42,702
4,234,279	Arivo Acceptance Auto Loan Receivables Trust,
	Series 2019-1, Class A, 2.99%, 7/15/24 (144A)	4,286,525
2,568,901(a)	Asset Backed Securities Corp. Home Equity Loan
	Trust, Series 2003-HE3, Class M1, 1.351% (1 Month
	USD LIBOR + 125 bps), 6/15/33	2,584,524
5,792(a)	Asset-Backed Pass-Through Certificates, Series
	2004-R2, Class A1A, 0.799% (1 Month USD LIBOR +
	69 bps), 4/25/34	5,790
60,983(a)	Asset-Backed Pass-Through Certificates, Series
	2004-R2, Class A1B, 0.729% (1 Month USD LIBOR +
	62 bps), 4/25/34	60,962
11,863,334(a)	Atlas Senior Loan Fund III, Ltd., Series 2013-1A,
	Class AR, 1.022% (3 Month USD LIBOR + 83 bps),
	11/17/27 (144A)	11,864,698
526,346(a)	Atlas Senior Loan Fund XII, Ltd., Series 2018-12A,
	Class X, 0.968% (3 Month USD LIBOR + 75 bps),
	10/24/31 (144A)	526,328
700,120	Avant Loans Funding Trust, Series 2019-B, Class A,
	2.72%, 10/15/26 (144A)	701,268
2,678,638	Avid Automobile Receivables Trust, Series 2019-1,
	Class A, 2.62%, 2/15/24 (144A)	2,698,711
6,250,000(a)	Barings Middle Market CLO, Ltd., Series 2018-IA,
	Class A1, 1.771% (3 Month USD LIBOR +
	153 bps), 1/15/31 (144A)	6,250,556

 The accompanying notes are an integral part of these financial statements.
22 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
750,000(a)	Battery Park CLO, Ltd., Series 2019-1A, Class X, 0.891%
	(3 Month USD LIBOR + 65 bps), 7/15/32 (144A)	$ 749,999
2,500,000(a)	BDS, Ltd., Series 2020-FL5, Class C, 2.158% (1 Month
	USD LIBOR + 205 bps), 2/16/37 (144A)	2,496,882
859,375(a)	Bean Creek CLO, Ltd., Series 2015-1A, Class XR, 0.824%
	(3 Month USD LIBOR + 60 bps), 4/20/31 (144A)	859,359
279,595(a)	Bear Stearns Asset Backed Securities Trust, Series
	2001-3, Class A1, 1.009% (1 Month USD LIBOR +
	90 bps), 10/27/32	274,686
2,000,000(a)	Brightwood Capital MM CLO Ltd., Series 2020-1A,
	Class D, 5.584% (3 Month USD LIBOR + 540 bps),
	12/15/28 (144A)	2,021,834
656,688	BXG Receivables Note Trust, Series 2020-A, Class B,
	2.49%, 2/28/36 (144A)	660,619
1,750,000(a)	California Street CLO IX LP, Series 2012-9A,
	Class XR2, 0.923% (3 Month USD LIBOR + 70 bps),
	7/16/32 (144A)	1,749,953
166,120(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class M, 0.891%
	(3 Month USD LIBOR + 65 bps), 1/15/33 (144A)	166,118
3,321,624	Carnow Auto Receivables Trust, Series 2019-1A,
	Class A, 2.72%, 11/15/22 (144A)	3,334,186
5,000,000	Carvana Auto Receivables Trust, Series 2020-N1A,
	Class D, 3.43%, 1/15/26 (144A)	5,209,441
417,108	Cazenovia Creek Funding II LLC, Series 2018-1A,
	Class B, 3.984%, 7/15/30 (144A)	415,172
5,000,000(a)	CBAM, Ltd., Series 2017-3A, Class A, 1.453%
	(3 Month USD LIBOR + 123 bps), 10/17/29 (144A)	5,001,680
7,179(b)	Centex Home Equity Loan Trust, Series 2003-A,
	Class AF6, 3.654%, 3/25/33	7,194
1,500,000(a)	Cerberus Loan Funding XXVIII LP, Series 2020-1A,
	Class A, 2.091% (3 Month USD LIBOR +
	185 bps), 10/15/31 (144A)	1,504,424
4,417,102(b)	CFMT LLC, Series 2020-HB3, Class A, 2.812%,
	5/25/30 (144A)	4,457,945
4,737,064	Chase Auto Credit Linked Notes, Series 2020-1,
	Class B, 0.991%, 1/25/28 (144A)	4,749,985
9,000,000	Chase Auto Credit Linked Notes, Series 2021-1,
	Class B, 0.875%, 9/25/28 (144A)	8,997,760
2,068,000	Chase Auto Credit Linked Notes, Series 2021-1,
	Class C, 1.024%, 9/25/28 (144A)	2,067,465
4,000,000	Chase Auto Credit Linked Notes, Series 2021-1,
	Class F, 4.28%, 9/25/28 (144A)	3,987,486
147,736(a)	Chesapeake Funding II LLC, Series 2017-3A,
	Class A2, 0.446% (1 Month USD LIBOR + 34 bps),
	8/15/29 (144A)	147,739
1,902,505(a)	Chesapeake Funding II LLC, Series 2018-1A,
	Class A2, 0.556% (1 Month USD LIBOR + 45 bps),
	4/15/30 (144A)	1,902,950
16,865,000(a)	CIFC Funding Ltd., Series 2015-3A, Class AR, 1.093%
	(3 Month USD LIBOR + 87 bps), 4/19/29 (144A)	16,845,285

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 23

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,159,846	CIG Auto Receivables Trust, Series 2019-1A, Class A,
	3.33%, 8/15/24 (144A)	$ 2,172,691
1,914,121	CIG Auto Receivables Trust, Series 2020-1A, Class A,
	0.68%, 10/12/23 (144A)	1,916,098
2,033,190(a)	CIM Small Business Loan Trust, Series 2018-1A,
	Class A, 1.511% (1 Month USD LIBOR + 140 bps),
	3/20/43 (144A)	2,011,648
10,000,000(a)	Citibank Credit Card Issuance Trust, Series 2017-A7,
	Class A7, 0.474% (1 Month USD LIBOR +
	37 bps), 8/8/24	10,041,058
515,000(a)	Citibank Credit Card Issuance Trust, Series 2018-A4,
	Class A4, 0.444% (1 Month USD LIBOR +
	34 bps), 6/7/25	516,365
457,137(a)	Citigroup Mortgage Loan Trust, Inc., Series
	2006-WFH1, Class M3, 0.709% (1 Month USD LIBOR +
	60 bps), 1/25/36	457,033
187,500(a)	Clear Creek CLO, Series 2015-1A, Class X, 1.224%
	(3 Month USD LIBOR + 100 bps), 10/20/30 (144A)	187,495
966,295	Commonbond Student Loan Trust, Series 2016-B,
	Class A1, 2.73%, 10/25/40 (144A)	982,267
173,971(a)	Commonbond Student Loan Trust, Series 2016-B,
	Class A2, 1.559% (1 Month USD LIBOR + 145 bps),
	10/25/40 (144A)	175,011
1,594,820(a)	Commonbond Student Loan Trust, Series 2017-AGS,
	Class A2, 0.959% (1 Month USD LIBOR +
	85 bps), 5/25/41 (144A)	1,594,311
2,905,655(a)	Commonbond Student Loan Trust, Series 2017-BGS,
	Class A2, 0.759% (1 Month USD LIBOR +
	65 bps), 9/25/42 (144A)	2,889,215
2,397,053(a)	Commonbond Student Loan Trust, Series 2018-AGS,
	Class A2, 0.609% (1 Month USD LIBOR +
	50 bps), 2/25/44 (144A)	2,380,763
4,877,412(a)	Commonbond Student Loan Trust, Series 2018-BGS,
	Class A2, 0.679% (1 Month USD LIBOR +
	57 bps), 9/25/45 (144A)	4,845,661
3,216,380(a)	Commonbond Student Loan Trust, Series 2018-CGS,
	Class A2, 0.909% (1 Month USD LIBOR +
	80 bps), 2/25/46 (144A)	3,184,020
5,966,961(a)	Commonbond Student Loan Trust, Series 2019-AGS,
	Class A2, 1.009% (1 Month USD LIBOR +
	90 bps), 1/25/47 (144A)	5,984,510
515,188	Conn’s Receivables Funding LLC, Series 2019-A,
	Class A, 3.4%, 10/16/23 (144A)	517,726
1,519,590	Conn’s Receivables Funding LLC, Series 2019-A,
	Class B, 4.36%, 10/16/23 (144A)	1,526,130
2,986,147	Conn’s Receivables Funding LLC, Series 2020-A,
	Class A, 1.71%, 6/16/25 (144A)	2,995,957
4,250,000	Conn’s Receivables Funding LLC, Series 2020-A,
	Class C, 4.2%, 6/16/25 (144A)	4,266,309

The accompanying notes are an integral part of these financial statements.
24 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
33,998(a)	Conseco Finance Home Equity Loan Trust, Series
	2002-C, Class MV1, 1.606% (1 Month USD LIBOR +
	150 bps), 5/15/32	$ 34,040
207,754	Consumer Lending Receivables Trust, Series 2019-A,
	Class A, 3.52%, 4/15/26 (144A)	207,956
11,783,637	Consumer Loan Underlying Bond Club Certificate
	Issuer Trust, Series 2019-HP1, Class A, 2.59%,
	12/15/26 (144A)	11,913,609
3,619,855	Consumer Loan Underlying Bond CLUB Credit Trust,
	Series 2020-P1, Class A, 2.26%, 3/15/28 (144A)	3,642,759
856,156	Consumer Loan Underlying Bond Credit Trust, Series
	2019-P1, Class A, 2.94%, 7/15/26 (144A)	859,263
19,217(a)	Countrywide Asset-Backed Certificates, Series
	2005-9, Class M1, 0.889% (1 Month USD LIBOR +
	78 bps), 1/25/36	19,216
1,930,924(a)	Countrywide Asset-Backed Certificates, Series
	2006-4, Class 2A3, 0.689% (1 Month USD LIBOR +
	58 bps), 7/25/36	1,929,552
5,000,000	Credit Acceptance Auto Loan Trust, Series 2020-1A,
	Class C, 2.59%, 6/15/29 (144A)	5,153,514
864,076(a)	Credit Suisse Seasoned Loan Trust, Series 2006-1,
	Class A, 0.349% (1 Month USD LIBOR + 24 bps),
	10/25/34 (144A)	863,817
1,350,000	Crossroads Asset Trust, Series 2021-A, Class B, 1.12%,
	6/20/25 (144A)	1,347,095
500,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%,
	1/20/26 (144A)	497,725
813,257(a)	CWHEQ Revolving Home Equity Loan Resuritization
	Trust, Series 2006-RES, Class 4M1A, 0.386% (1 Month
	USD LIBOR + 28 bps), 2/15/34 (144A)	807,682
1,564,275(a)	CWHEQ Revolving Home Equity Loan Resuritization
	Trust, Series 2006-RES, Class 4N1A, 0.386% (1 Month
	USD LIBOR + 28 bps), 2/15/34 (144A)	1,546,595
33,336	Dell Equipment Finance Trust, Series 2018-2,
	Class A3, 3.37%, 10/22/23 (144A)	33,430
1,463,609	Dell Equipment Finance Trust, Series 2020-1,
	Class A2, 2.26%, 6/22/22 (144A)	1,476,349
90	Delta Funding Home Equity Loan Trust, Series
	1997-2, Class A6, 7.04%, 6/25/27	82
827,777	DLL LLC, Series 2018-ST2, Class A3, 3.46%,
	1/20/22 (144A)	829,081
383,393(a)	DRB Prime Student Loan Trust, Series 2015-D,
	Class A1, 1.809% (1 Month USD LIBOR + 170 bps),
	1/25/40 (144A)	384,070
189,389(a)	DRB Prime Student Loan Trust, Series 2016-B,
	Class A1, 1.909% (1 Month USD LIBOR + 180 bps),
	6/25/40 (144A)	190,698
1,120,738(a)	DRB Prime Student Loan Trust, Series 2017-A,
	Class A1, 0.959% (1 Month USD LIBOR + 85 bps),
	5/27/42 (144A)	1,121,315
 The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 25

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
741,332	Drive Auto Receivables Trust, Series 2020-2,
	Class A2A, 0.85%, 7/17/23	$ 742,394
722,786(a)	Drug Royalty III LP 1, Series 2017-1A, Class A1, 2.741%
	(3 Month USD LIBOR + 250 bps), 4/15/27 (144A)	722,781
1,638,819(a)	Drug Royalty III LP 1, Series 2018-1A, Class A1, 1.841%
	(3 Month USD LIBOR + 160 bps), 10/15/31 (144A)	1,620,699
1,218,750(a)	Dryden 80 CLO, Ltd., Series 2019-80A, Class X, 1.123%
	(3 Month USD LIBOR + 90 bps), 1/17/33 (144A)	1,218,748
205,342(a)	Earnest Student Loan Program LLC, Series 2016-C,
	Class A1, 1.959% (1 Month USD LIBOR + 185 bps),
	10/27/36 (144A)	205,492
203,710(a)	Earnest Student Loan Program LLC, Series 2016-D,
	Class A1, 1.509% (1 Month USD LIBOR + 140 bps),
	1/25/41 (144A)	203,886
634,395(a)	Earnest Student Loan Program LLC, Series 2017-A,
	Class A1, 1.109% (1 Month USD LIBOR + 100 bps),
	1/25/41 (144A)	635,797
1,750,000(a)	Elmwood CLO IV, Ltd., Series 2020-1A, Class X, 0.941%
	(3 Month USD LIBOR + 70 bps), 4/15/33 (144A)	1,729,532
1,110,615	FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
	2/18/31 (144A)	1,127,010
7,487,736	FHF Trust, Series 2020-1A, Class A, 2.59%,
	12/15/23 (144A)	7,544,343
7,500,000	FHF Trust, Series 2021-1A, Class A, 1.27%,
	3/15/27 (144A)	7,497,644
3,985,065(a)	Fieldstone Mortgage Investment Trust, Series 2005-3,
	Class 2A3, 0.789% (1 Month USD LIBOR +
	68 bps), 2/25/36	3,962,443
2,500,000(b)	Finance of America HECM Buyout, Series 2021-HB1,
	Class M3, 3.64%, 2/25/31 (144A)	2,482,615
29,052(a)	First Franklin Mortgage Loan Trust, Series 2004-FF4,
	Class M1, 0.964% (1 Month USD LIBOR +
	86 bps), 6/25/34	29,046
41,659(a)	First Franklin Mortgage Loan Trust, Series 2005-FFH2,
	Class M2, 0.919% (1 Month USD LIBOR +
	81 bps), 4/25/35 (144A)	41,663
1,300,991	First Investors Auto Owner Trust, Series 2019-1A,
	Class A, 2.89%, 3/15/24 (144A)	1,310,859
10,184,708(a)	Fort CRE LLC, Series 2018-1A, Class A1, 1.458%
	(1 Month USD LIBOR + 135 bps), 11/16/35 (144A)	10,190,341
500,000(a)	Fort Washington CLO, Series 2019-1A, Class A,
	1.644% (3 Month USD LIBOR + 142 bps),
	10/20/32 (144A)	500,784
2,750,000(a)	Fortress Credit Opportunities VI CLO, Ltd., Series
	2015-6A, Class A1TR, 1.585% (3 Month USD LIBOR +
	136 bps), 7/10/30 (144A)	2,729,455
4,113,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series
	2017-9A, Class A1T, 1.744% (3 Month USD LIBOR +
	155 bps), 11/15/29 (144A)	4,112,256
 The accompanying notes are an integral part of these financial statements.
26 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,491,695(a)	Fortress Credit Opportunities XIII CLO, Ltd., Series
	2020-13A, Class A, 2.491% (3 Month USD LIBOR +
	225 bps), 7/15/28 (144A)	$ 2,498,440
11,000,000	Foundation Finance Trust, Series 2021-1A, Class A,
	1.27%, 5/15/41 (144A)	10,936,030
319,404	Foursight Capital Automobile Receivables Trust, Series
	2019-1, Class A2, 2.58%, 3/15/23 (144A)	319,621
2,874,220	Foursight Capital Automobile Receivables Trust, Series
	2020-1, Class A2, 1.97%, 9/15/23 (144A)	2,888,213
2,500,000	Foursight Capital Automobile Receivables Trust, Series
	2020-1, Class B, 2.27%, 2/18/25 (144A)	2,553,545
1,480,051	Freed ABS Trust, Series 2020-2CP, Class A, 4.52%,
	6/18/27 (144A)	1,492,616
2,662,294	Freed ABS Trust, Series 2020-FP1, Class A, 2.52%,
	3/18/27 (144A)	2,680,333
1,300,000	Freed ABS Trust, Series 2021-1CP, Class C, 2.83%,
	3/20/28 (144A)	1,298,102
501,963(a)	Fremont Home Loan Trust, Series 2005-E, Class 1A1,
	0.569% (1 Month USD LIBOR + 46 bps), 1/25/36	501,847
2,596,819(a)	Fremont Home Loan Trust, Series 2006-2, Class 1A1,
	0.429% (1 Month USD LIBOR + 32 bps), 2/25/36	2,584,303
2,862,355	Genesis Private Label Amortizing Trust, Series 2020-1,
	Class A, 2.08%, 7/20/30 (144A)	2,865,986
49,432	GLS Auto Receivables Issuer Trust, Series 2019-1A,
	Class A, 3.37%, 1/17/23 (144A)	49,485
3,000,000	GLS Auto Receivables Issuer Trust, Series 2019-3A,
	Class B, 2.72%, 6/17/24 (144A)	3,062,649
673,250	GLS Auto Receivables Trust, Series 2018-1A, Class B,
	3.52%, 8/15/23 (144A)	681,131
2,054,351	Gold Key Resorts LLC, Series 2014-A, Class B, 3.72%,
	3/17/31 (144A)	2,081,044
466,667(a)	Goldentree Loan Management US CLO 5, Ltd.,
	Series 2019-5A, Class X, 0.724% (3 Month USD LIBOR +
	50 bps), 10/20/32 (144A)	466,666
700,000(a)	Goldentree Loan Management US CLO 8, Ltd., Series
	2020-8A, Class X, 1.074% (3 Month USD LIBOR +
	85 bps), 7/20/31 (144A)	699,999
3,000,000(a)	Golub Capital Partners CLO 24M-R, Ltd., Series
	2015-24A, Class AR, 1.795% (3 Month USD LIBOR +
	160 bps), 11/5/29 (144A)	3,000,831
1,821,000(a)	Golub Capital Partners CLO 25M, Ltd., Series
	2015-25A, Class AR, 1.575% (3 Month USD LIBOR +
	138 bps), 5/5/30 (144A)	1,821,117
10,000,000(b)	Golub Capital Partners CLO 34M, Ltd., Series
	2017-34A, Class AR, 14/3/31 (144A)	10,000,000
5,000,000(a)	Golub Capital Partners CLO 46M, Ltd., Series
	2019-46A, Class A1A, 2.024% (3 Month USD LIBOR +
	180 bps), 4/20/32 (144A)	5,017,860
 The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 27

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,499,902(a)	Gracie Point International Funding, Series 2020-B,
	Class A, 1.515% (1 Month USD LIBOR +
	140 bps), 5/2/23 (144A)	$ 2,503,716
3,000,000(a)	Gracie Point International Funding, Series 2020-B,
	Class B, 2.515% (1 Month USD LIBOR + 240 bps),
	5/2/23 (144A)	3,004,454
1,305,556(a)	Greywolf CLO III, Ltd., Series 2020-3RA, Class XR,
	0.722% (3 Month USD LIBOR + 50 bps),
	4/15/33 (144A)	1,297,810
3,669,663(a)	HANA SBA Loan Trust, Series 2019-1, Class A, 2.13%
	(1 Month USD LIBOR + 200 bps), 8/25/45 (144A)	3,643,051
666,667(a)	Harbor Park CLO, Ltd., Series 2018-1A, Class X,
	1.124% (3 Month USD LIBOR + 90 bps),
	1/20/31 (144A)	666,665
252,937(a)	Hertz Fleet Lease Funding LP, Series 2017-1,
	Class A1, 0.756% (1 Month USD LIBOR + 65 bps),
	4/10/31 (144A)	253,057
2,095,947(a)	Hertz Fleet Lease Funding LP, Series 2018-1,
	Class A1, 0.606% (1 Month USD LIBOR + 50 bps),
	5/10/32 (144A)	2,096,143
182,048(a)	Hertz Fleet Lease Funding LP, Series 2019-1,
	Class A1, 0.576% (1 Month USD LIBOR + 47 bps),
	1/10/33 (144A)	182,438
4,000,000	HOA Funding LLC, Series 2015-1A, Class B, 9.0%,
	8/20/44 (144A)	3,855,320
40,337(a)	Home Equity Asset Trust, Series 2004-8, Class M1,
	0.979% (1 Month USD LIBOR + 87 bps), 3/25/35	40,354
1,234,610(a)	Home Equity Asset Trust, Series 2005-3, Class M4,
	1.069% (1 Month USD LIBOR + 96 bps), 8/25/35	1,235,428
49,740(a)	Home Equity Asset Trust, Series 2005-7, Class M1,
	0.784% (1 Month USD LIBOR + 68 bps), 1/25/36	49,684
3,000,000(a)	Home Partners of America Trust, Series 2017-1,
	Class C, 1.658% (1 Month USD LIBOR + 155 bps),
	7/17/34 (144A)	2,999,999
2,500,000(a)	Home Partners of America Trust, Series 2017-1,
	Class D, 2.008% (1 Month USD LIBOR + 190 bps),
	7/17/34 (144A)	2,497,166
2,000,000(a)	Home Partners of America Trust, Series 2018-1,
	Class C, 1.358% (1 Month USD LIBOR + 125 bps),
	7/17/37 (144A)	2,003,098
1,287,879	HPEFS Equipment Trust, Series 2019-1A, Class A2,
	2.19%, 9/20/29 (144A)	1,289,532
2,067,000(a)	Invitation Homes Trust, Series 2017-SFR2, Class C,
	1.558% (1 Month USD LIBOR + 145 bps),
	12/17/36 (144A)	2,070,764
10,734,949(a)	Invitation Homes Trust, Series 2018-SFR1, Class A,
	0.808% (1 Month USD LIBOR + 70 bps),
	3/17/37 (144A)	10,751,661
4,000,000(a)	Invitation Homes Trust, Series 2018-SFR1, Class B,
	1.058% (1 Month USD LIBOR + 95 bps),
	3/17/37 (144A)	3,994,206

 The accompanying notes are an integral part of these financial statements.
28 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
7,162,394(a)	Invitation Homes Trust, Series 2018-SFR1, Class D,
	1.558% (1 Month USD LIBOR + 145 bps),
	3/17/37 (144A)	$ 7,174,737
1,750,000(a)	Invitation Homes Trust, Series 2018-SFR2, Class C,
	1.386% (1 Month USD LIBOR + 128 bps),
	6/17/37 (144A)	1,754,614
9,998,014(a)	Invitation Homes Trust, Series 2018-SFR2, Class D,
	1.556% (1 Month USD LIBOR + 145 bps),
	6/17/37 (144A)	10,006,198
4,086,655(a)	Invitation Homes Trust, Series 2018-SFR3, Class E,
	2.108% (1 Month USD LIBOR + 200 bps),
	7/17/37 (144A)	4,086,652
13,816,167(a)	Invitation Homes Trust, Series 2018-SFR4, Class E,
	2.058% (1 Month USD LIBOR + 195 bps),
	1/17/38 (144A)	13,816,156
5,900,000(a)	Ivy Hill Middle Market Credit Fund X, Ltd., Series 10A,
	Class A1AR, 1.473% (3 Month USD LIBOR + 125 bps),
	7/18/30 (144A)	5,898,667
372,975(a)	KVK CLO, Ltd., Series 2018-1A, Class A, 1.112%
	(3 Month USD LIBOR + 93 bps), 5/20/29 (144A)	372,371
15,000,000(a)	KVK CLO, Ltd., Series 2018-1A, Class B, 1.832%
	(3 Month USD LIBOR + 165 bps), 5/20/29 (144A)	15,004,500
5,500,000(a)	Lake Shore MM CLO III LLC, Series 2020-1A, Class A,
	2.529% (3 Month USD LIBOR + 230 bps),
	10/15/29 (144A)	5,531,240
3,255,853(a)	Laurel Road Prime Student Loan Trust, Series 2017-C,
	Class A1, 0.659% (1 Month USD LIBOR + 55 bps),
	11/25/42 (144A)	3,245,177
671,053	Laurel Road Prime Student Loan Trust, Series 2020-A,
	Class A1FX, 0.72%, 11/25/50 (144A)	671,389
300,000(a)	LCM 28, Ltd., Series 28A, Class X, 1.124% (3 Month
	USD LIBOR + 90 bps), 10/20/30 (144A)	299,995
8,000,000(a)	LCM XVIII LP, Series 18A, Class A1R, 1.244% (3 Month
	USD LIBOR + 102 bps), 4/20/31 (144A)	7,978,944
421,269(a)	Lehman XS Trust, Series 2005-4, Class 1A3, 0.909%
	(1 Month USD LIBOR + 80 bps), 10/25/35	421,685
279,627	Lendingpoint Asset Securitization Trust, Series 2019-1,
	Class B, 3.613%, 8/15/25 (144A)	279,799
215,775	Lendingpoint Asset Securitization Trust, Series 2020-1,
	Class A, 2.512%, 2/10/26 (144A)	215,839
8,684,000	Lendingpoint Asset Securitization Trust, Series 2020-1,
	Class C, 4.143%, 2/10/26 (144A)	8,796,616
10,000,000+	LFS 2021A LLC, Series 2021-A, Class A, 2.46%,
	4/15/33 (144A)	10,000,000
2,161,696	LL ABS Trust, Series 2019-1A, Class A, 2.87%,
	3/15/27 (144A)	2,167,644
3,352,261	LL ABS Trust, Series 2020-1A, Class A, 2.33%,
	1/17/28 (144A)	3,376,530
7,500,000(a)	LoanCore Issuer, Ltd., Series 2019-CRE2, Class A,
	1.236% (1 Month USD LIBOR + 113 bps),
	5/15/36 (144A)	7,499,998

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 29

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
8,300,000(a)	M360 LLC, Series 2019-CRE2, Class A, 1.506%
	(1 Month USD LIBOR + 140 bps), 9/15/34 (144A)	$ 8,299,997
1,000,000(a)	Madison Park Funding XII, Ltd., Series 2014-12A,
	Class CR, 2.574% (3 Month USD LIBOR +
	235 bps), 7/20/26 (144A)	1,000,411
3,070,000(a)	Madison Park Funding XV, Ltd., Series 2014-15A,
	Class A2R, 1.713% (3 Month USD LIBOR +
	150 bps), 1/27/26 (144A)	3,070,933
250,000(a)	Magnetite VII, Ltd., Series 2012-7A, Class A1R2,
	1.041% (3 Month USD LIBOR + 80 bps),
	1/15/28 (144A)	250,034
8,629,000(a)	Magnetite XVIII, Ltd., Series 2016-18A, Class AR,
	1.274% (3 Month USD LIBOR + 108 bps),
	11/15/28 (144A)	8,631,451
327,303	Marlette Funding Trust, Series 2017-1A, Class C,
	6.658%, 3/15/24 (144A)	327,546
2,623,603	Marlette Funding Trust, Series 2020-1A, Class A,
	2.24%, 3/15/30 (144A)	2,633,544
5,250,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class A, 1.54%, 3/20/26 (144A)	5,250,244
210,184(a)	Merrill Lynch Mortgage Investors Trust, Series
	2004-OPT1, Class A1B, 0.969% (1 Month USD LIBOR +
	86 bps), 6/25/35	209,109
1,195,274(a)	Merrill Lynch Mortgage Investors Trust, Series
	2005-AR1, Class M1, 0.859% (1 Month USD LIBOR +
	75 bps), 6/25/36	1,194,411
9,000,000(a)	MF1, Ltd., Series 2020-FL4, Class A, 1.806% (1 Month
	USD LIBOR + 170 bps), 11/15/35 (144A)	9,064,224
3,179,468	MMAF Equipment Finance LLC, Series 2019-B,
	Class A2, 2.07%, 10/12/22 (144A)	3,200,760
4,750,000(a)	Monroe Capital Bsl CLO, Ltd., Series 2015-1A,
	Class CR, 2.632% (3 Month USD LIBOR + 245 bps),
	5/22/27 (144A)	4,750,019
4,500,000(a)	Monroe Capital Mml CLO, Ltd., Series 2017-1A,
	Class A, 1.822% (3 Month USD LIBOR + 160 bps),
	4/22/29 (144A)	4,500,918
1,410,514(a)	Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2,
	Class A2D, 0.689% (1 Month USD LIBOR +
	58 bps), 2/25/36	1,401,321
3,696,945(a)	Morgan Stanley Dean Witter Capital I, Inc. Trust, Series
	2002-NC4, Class M1, 1.384% (1 Month USD LIBOR +
	128 bps), 9/25/32	3,693,788
436,132(a)	Morgan Stanley Home Equity Loan Trust, Series
	2006-2, Class A4, 0.669% (1 Month USD LIBOR +
	56 bps), 2/25/36	432,464
2,211,232(a)	National Collegiate Trust, Series 2007-A, Class A,
	0.404% (1 Month USD LIBOR + 30 bps),
	5/25/31 (144A)	2,171,342
3,688,084(b)	Nationstar HECM Loan Trust, Series 2019-1A, Class A,
	2.651%, 6/25/29 (144A)	3,693,950

The accompanying notes are an integral part of these financial statements.
30 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,560,356(b)	Nationstar HECM Loan Trust, Series 2020-1A,
	Class A1, 1.269%, 9/25/30 (144A)	$ 3,566,511
4,089,127(a)	Nationstar Home Equity Loan Trust, Series 2006-B,
	Class AV4, 0.389% (1 Month USD LIBOR +
	28 bps), 9/25/36	4,078,095
5,000,000(a)	Navient Student Loan Trust, Series 2021-1A,
	Class A1B, 0.762% (1 Month USD LIBOR + 60 bps),
	12/26/69 (144A)	5,014,682
4,000,000(a)	Navistar Financial Dealer Note Master Trust,
	Series 2020-1, Class A, 1.059% (1 Month USD
	LIBOR + 95 bps), 7/25/25 (144A)	4,028,246
1,000,000(a)	Navistar Financial Dealer Note Master Trust,
	Series 2020-1, Class C, 2.259% (1 Month USD LIBOR +
	215 bps), 7/25/25 (144A)	1,012,753
1,498,642	Nelnet Private Education Loan Trust, Series 2016-A,
	Class A1B, 3.6%, 12/26/40 (144A)	1,525,606
7,624,262(a)	Nelnet Student Loan Trust, Series 2005-2, Class A5,
	0.287% (3 Month USD LIBOR + 10 bps), 3/23/37	7,424,849
6,170,471(a)	Neuberger Berman CLO XX, Ltd., Series 2015-20A,
	Class AR, 1.041% (3 Month USD LIBOR + 80 bps),
	1/15/28 (144A)	6,170,743
2,406,250(a)	Neuberger Berman CLO XXII, Ltd., Series 2016-22A,
	Class XR, 1.123% (3 Month USD LIBOR + 90 bps),
	10/17/30 (144A)	2,406,245
546,794(a)	Newtek Small Business Loan Trust, Series 2016-1A,
	Class A, 3.109% (1 Month USD LIBOR + 300 bps),
	2/25/42 (144A)	547,995
3,218,114(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class A, 2.109% (1 Month USD LIBOR + 200 bps),
	2/25/43 (144A)	3,201,133
4,151,879(a)	Newtek Small Business Loan Trust, Series 2018-1,
	Class A, 2.7% (PRIME + -55 bps), 2/25/44 (144A)	4,050,588
3,193,753(a)	Newtek Small Business Loan Trust, Series 2018-1,
	Class B, 4.0% (PRIME + 75 bps), 2/25/44 (144A)	2,929,521
9,617,705(a)	Newtek Small Business Loan Trust, Series 2019-1,
	Class A, 2.35% (PRIME + -90 bps), 12/25/44 (144A)	9,472,639
2,051,777(a)	Newtek Small Business Loan Trust, Series 2019-1,
	Class B, 3.5% (PRIME + 25 bps), 12/25/44 (144A)	1,954,318
5,154,078	NMEF Funding LLC, Series 2019-A, Class A, 2.73%,
	8/17/26 (144A)	5,184,557
1,800,000	NMEF Funding LLC, Series 2019-A, Class C, 3.3%,
	8/17/26 (144A)	1,845,515
149,619(a)	NovaStar Mortgage Funding Trust, Series 2003-1,
	Class A2, 0.889% (1 Month USD LIBOR +
	78 bps), 5/25/33	148,751
8,420,410	Oasis LLC, Series 2020-1A, Class A, 3.82%,
	1/15/32 (144A)	8,465,966
5,424,470	Oasis LLC, Series 2020-2A, Class A, 4.262%,
	5/15/32 (144A)	5,480,284

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 31

Schedule of Investments | 3/31/21 (continued)
Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
9,250,000	Oasis Securitization Funding LLC, Series 2021-1A,
	Class A, 2.579%, 2/15/33 (144A)	$ 9,248,302
1,875,000(a)	Octagon Investment Partners XXI Ltd., Series
	2014-1A, Class XR3, 0.844% (3 Month USD LIBOR +
	65 bps), 2/14/31 (144A)	1,875,000
2,031,250(a)	Octagon Investment Partners XXII, Ltd., Series
	2014-1A, Class XRR, 0.872% (3 Month USD LIBOR +
	65 bps), 1/22/30 (144A)	2,031,205
7,282,218	Octane Receivables Trust, Series 2020-1A, Class A,
	1.71%, 2/20/25 (144A)	7,346,935
964,286(a)	OHA Credit Funding 3, Ltd., Series 2019-3A, Class X,
	0.874% (3 Month USD LIBOR + 65 bps),
	7/20/32 (144A)	964,285
2,500,000(a)	OHA Credit Funding 5, Ltd., Series 2020-5A, Class X,
	0.773% (3 Month USD LIBOR + 55 bps),
	4/18/33 (144A)	2,470,690
585,183(a)	OneMain Financial Issuance Trust, Series 2017-1A,
	Class A2, 0.906% (1 Month USD LIBOR + 80 bps),
	9/14/32 (144A)	585,407
1,308,011	OneMain Financial Issuance Trust, Series 2019-1A,
	Class A, 3.48%, 2/14/31 (144A)	1,319,519
170,000	OneMain Financial Issuance Trust, Series 2019-1A,
	Class B, 3.79%, 2/14/31 (144A)	174,299
3,000,000	Oportun Funding IX LLC, Series 2018-B, Class B,
	4.5%, 7/8/24 (144A)	3,001,297
6,000,000	Oportun Funding XIV LLC, Series 2021-A, Class B,
	1.76%, 3/8/28 (144A)	5,996,475
3,000,000	Oportun Funding XIV LLC, Series 2021-A, Class D,
	5.4%, 3/8/28 (144A)	2,998,260
4,033,573(a)	Option One Mortgage Loan Trust, Series 2005-3,
	Class M2, 0.844% (1 Month USD LIBOR +
	74 bps), 8/25/35	4,027,717
446,349(a)	Option One Mortgage Loan Trust Asset-Backed
	Certificates, Series 2005-4, Class M1, 0.769%
	(1 Month USD LIBOR + 66 bps), 11/25/35	446,249
12,950,000(a)	Orec, Ltd., Series 2018-CRE1, Class A, 1.286%
	(1 Month USD LIBOR + 118 bps), 6/15/36 (144A)	12,964,457
11,000,000(a)	Owl Rock CLO II Ltd., Series 2019-2A, Class ALR,
	0.0% (3 Month USD LIBOR + 155 bps), 4/20/33 (144A)	11,001,144
13,500,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class A1L,
	1.974% (3 Month USD LIBOR + 175 bps),
	1/20/31 (144A)	13,500,000
2,000,000(a)	Owl Rock CLO IV, Ltd., Series 2020-4A, Class A1,
	2.802% (3 Month USD LIBOR + 262 bps),
	5/20/29 (144A)	2,003,786
1,809,016	Pagaya AI Debt Selection Trust, Series 2020-3,
	Class A, 2.1%, 5/17/27 (144A)	1,821,514
7,500,000	Pagaya AI Debt Selection Trust, Series 2021-1,
	Class A, 1.18%, 11/15/27 (144A)	7,499,982

The accompanying notes are an integral part of these financial statements.
32 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-4A,
	Class C, 3.788% (3 Month USD LIBOR + 360 bps),
	11/25/28 (144A)	$ 4,020,456
1,250,000(a)	Palmer Square Loan Funding, Ltd., Series 2021-2A,
	Class D, 0.0% (3 Month USD LIBOR + 500 bps),
	5/20/29 (144A)	1,250,000
6,032,171	Pawnee Equipment Receivables LLC, Series 2019-1,
	Class A2, 2.29%, 10/15/24 (144A)	6,105,744
3,171,936	Pawnee Equipment Receivables LLC, Series 2020-1,
	Class A, 1.37%, 11/17/25 (144A)	3,181,355
6,940,130	PEAR LLC, Series 2020-1, Class A, 3.75%,
	12/15/32 (144A)	6,937,005
30,000,000(a)	PFS Financing Corp., Series 2019-B, Class A, 0.656%
	(1 Month USD LIBOR + 55 bps), 9/15/23 (144A)	30,047,721
2,500,000	PFS Financing Corp., Series 2021-A, Class A, 0.71%,
	4/15/26 (144A)	2,487,133
16,117,000(a)	Pnmac GMSR Issuer Trust, Series 2018-GT2, Class A,
	2.759% (1 Month USD LIBOR + 265 bps),
	8/25/25 (144A)	16,036,861
1,115,326	Prosper Marketplace Issuance Trust, Series 2019-4A,
	Class A, 2.48%, 2/17/26 (144A)	1,119,339
5,190,949(a)	RAAC Trust, Series 2006-RP1, Class M2, 1.309%
	(1 Month USD LIBOR + 120 bps), 10/25/45 (144A)	5,233,574
405,101(a)	RAMP Trust, Series 2005-EFC6, Class M2, 0.754%
	(1 Month USD LIBOR + 43 bps), 11/25/35	404,615
2,091,978(a)	RAMP Trust, Series 2006-RZ4, Class A3, 0.379%
	(1 Month USD LIBOR + 27 bps), 10/25/36	2,079,069
2,197(a)	RASC Trust, Series 2005-EMX4, Class M2, 0.769%
	(1 Month USD LIBOR + 44 bps), 11/25/35	2,197
654,239(a)	RASC Trust, Series 2005-KS1, Class M1, 0.784%
	(1 Month USD LIBOR + 45 bps), 2/25/35	654,583
3,692,329(a)	RASC Trust, Series 2005-KS7, Class M5, 1.024%
	(1 Month USD LIBOR + 61 bps), 8/25/35	3,690,106
9,029,425(a)	ReadyCap Lending Small Business Loan Trust,
	Series 2019-2, Class A, 2.75% (PRIME + -50 bps),
	12/27/44 (144A)	8,614,024
191,559(a)	Regatta VI Funding Ltd., Series 2016-1A, Class AR,
	1.304% (3 Month USD LIBOR + 108 bps),
	7/20/28 (144A)	191,581
6,400,000	Republic FInance Issuance Trust, Series 2019-A,
	Class A, 3.43%, 11/22/27 (144A)	6,491,199
7,500,000+(a)	Rosy, Series 2018-1, Class A2, 3.377% (1 Month USD
	LIBOR + 325 bps), 12/15/25 (144A)	7,200,000
25,022(a)	Salomon Mortgage Loan Trust, Series 2001-CB4,
	Class 1A1, 1.009% (1 Month USD LIBOR +
	90 bps), 11/25/33	25,023
3,037,432(a)	Santander Drive Auto Receivables Trust, Series
	2020-1, Class A2B, 1.656% (1 Month USD LIBOR +
	155 bps), 1/17/23	3,042,572

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 33

Schedule of Investments | 3/31/21 (continued)
Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
450,416(a)	Saxon Asset Securities Trust, Series 2006-2,
	Class A3C, 0.259% (1 Month USD LIBOR +
	15 bps), 9/25/36	$ 450,189
6,011,283	SCF Equipment Leasing LLC, Series 2019-2A,
	Class A1, 2.22%, 6/20/24 (144A)	6,053,858
1,500,000	SCF Equipment Leasing LLC, Series 2021-1A,
	Class A3, 0.83%, 8/21/28 (144A)	1,488,756
11,104(a)	Securitized Asset Backed Receivables LLC Trust,
	Series 2005-OP2, Class M1, 0.754% (1 Month USD
	LIBOR + 65 bps), 10/25/35	11,091
326,363(a)	Security National Mortgage Loan Trust, Series
	2007-1A, Class 2A, 0.459% (1 Month USD LIBOR +
	35 bps), 4/25/37 (144A)	326,056
1,208,054(a)	SG Mortgage Securities Trust, Series 2005-OPT1,
	Class M1, 0.754% (1 Month USD LIBOR +
	65 bps), 10/25/35	1,208,846
1,500,000	Sierra Timeshare Receivables Funding LLC, Series
	2021-1A, Class A, 0.99%, 11/20/37 (144A)	1,496,175
1,650,000	Sierra Timeshare Receivables Funding LLC, Series
	2021-1A, Class D, 3.17%, 11/20/37 (144A)	1,648,766
2,000,000(a)	Signal Peak CLO 1, Ltd., Series 2014-1A, Class BRR,
	1.973% (3 Month USD LIBOR + 175 bps),
	1/17/29 (144A)	2,000,298
6,806,692(a)	SLM Private Credit Student Loan Trust, Series 2007-A,
	Class A4A, 0.424% (3 Month USD LIBOR +
	24 bps), 12/16/41	6,627,720
13,166,193(a)	SLM Student Loan Trust, Series 2006-10, Class A6,
	0.368% (3 Month USD LIBOR + 15 bps), 3/25/44	12,820,145
1,913,222	Small Business Lending Trust, Series 2019-A, Class A,
	2.85%, 7/15/26 (144A)	1,910,441
3,898,176	Small Business Lending Trust, Series 2020-A, Class A,
	2.62%, 12/15/26 (144A)	3,912,893
1,500,000	Small Business Lending Trust, Series 2020-A, Class B,
	3.2%, 12/15/26 (144A)	1,508,218
1,000,000	Small Business Lending Trust, Series 2020-A, Class C,
	5.01%, 12/15/26 (144A)	928,949
3,516,258	Sofi Consumer Loan Program LLC, Series 2016-1,
	Class A, 3.26%, 8/25/25 (144A)	3,522,859
4,008,386	Sofi Consumer Loan Program Trust, Series 2018-1,
	Class B, 3.65%, 2/25/27 (144A)	4,076,661
627,399	Sofi Consumer Loan Program Trust, Series 2019-1,
	Class A, 3.24%, 2/25/28 (144A)	629,998
580,758	Sofi Consumer Loan Program Trust, Series 2019-2,
	Class A, 3.01%, 4/25/28 (144A)	584,963
548,783(a)	Sofi Professional Loan Program LLC, Series 2015-C,
	Class A1, 1.159% (1 Month USD LIBOR +
	105 bps), 8/27/35 (144A)	549,182
1,011,361(a)	Sofi Professional Loan Program LLC, Series 2015-D,
	Class A1, 1.609% (1 Month USD LIBOR + 150 bps),
	10/27/36 (144A)	1,021,458

 The accompanying notes are an integral part of these financial statements.
34 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,022,537(a)	Sofi Professional Loan Program LLC, Series 2016-A,
	Class A1, 1.859% (1 Month USD LIBOR +
	175 bps), 8/25/36 (144A)	$ 1,033,748
663,141(a)	Sofi Professional Loan Program LLC, Series 2016-B,
	Class A1, 1.309% (1 Month USD LIBOR +
	120 bps), 6/25/33 (144A)	667,170
1,756,022(a)	Sofi Professional Loan Program LLC, Series 2016-C,
	Class A1, 1.209% (1 Month USD LIBOR +
	110 bps), 10/27/36 (144A)	1,764,545
429,537(a)	Sofi Professional Loan Program LLC, Series 2016-D,
	Class A1, 1.059% (1 Month USD LIBOR +
	95 bps), 1/25/39 (144A)	431,322
913,885(a)	Sofi Professional Loan Program LLC, Series 2016-E,
	Class A1, 0.959% (1 Month USD LIBOR +
	85 bps), 7/25/39 (144A)	915,793
294,936(a)	Sofi Professional Loan Program LLC, Series 2017-A,
	Class A1, 0.809% (1 Month USD LIBOR +
	70 bps), 3/26/40 (144A)	295,088
345,855(a)	Sofi Professional Loan Program LLC, Series 2017-C,
	Class A1, 0.709% (1 Month USD LIBOR +
	60 bps), 7/25/40 (144A)	345,381
463,113(a)	Sofi Professional Loan Program LLC, Series 2017-E,
	Class A1, 0.609% (1 Month USD LIBOR +
	50 bps), 11/26/40 (144A)	463,113
903,199(a)	Sofi Professional Loan Program LLC, Series 2018-A,
	Class A1, 0.459% (1 Month USD LIBOR +
	35 bps), 2/25/42 (144A)	898,303
1,934,651	Sofi Professional Loan Program LLC, Series 2019-C,
	Class A1FX, 2.13%, 11/16/48 (144A)	1,942,255
1,200,000(a)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class X,
	0.891% (3 Month USD LIBOR + 65 bps),
	1/15/33 (144A)	1,199,999
3,930,323	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	3,960,904
5,001,224	Springleaf Funding Trust, Series 2015-BA, Class A,
	3.48%, 5/15/28 (144A)	5,010,115
2,726(a)	Structured Asset Investment Loan Trust, Series
	2005-HE1, Class M1, 0.814% (1 Month USD LIBOR +
	71 bps), 7/25/35	2,791
2,376,949(a)	Structured Asset Investment Loan Trust, Series
	2005-HE3, Class M1, 0.829% (1 Month USD LIBOR +
	72 bps), 9/25/35	2,369,470
50,641(a)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2005-NC2, Class M4, 0.814% (1 Month
	USD LIBOR + 71 bps), 5/25/35	50,568
3,391,567(a)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2006-OPT1, Class A1, 0.289% (1 Month
	USD LIBOR + 18 bps), 4/25/36	3,254,290

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 35

Schedule of Investments | 3/31/21 (continued)
Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,024,835(a)	Structured Asset Securities Corp. Mortgage Loan
	Trust, Series 2007-TC1, Class A, 0.409% (1 Month USD
	LIBOR + 30 bps), 4/25/31 (144A)	$ 1,021,028
6,000,000(a)	STWD, Ltd., Series 2021-SIF1, Class A, 0.0% (3 Month
	USD LIBOR + 150 bps), 4/15/32 (144A)	6,000,000
1,500,000(a)	STWD, Ltd., Series 2021-SIF1, Class C, 0.0% (3 Month
	USD LIBOR + 235 bps), 4/15/32 (144A)	1,500,000
482,903	Tax Ease Funding LLC, Series 2016-1A, Class A,
	3.131%, 6/15/28 (144A)	483,945
3,149,273(a)	Terwin Mortgage Trust, Series 2006-3, Class 1A2,
	0.569% (1 Month USD LIBOR + 46 bps),
	4/25/37 (144A)	3,134,259
125,000(a)	THL Credit Wind River CLO, Ltd., Series 2015-1A,
	Class X, 0.874% (3 Month USD LIBOR +
	65 bps), 10/20/30 (144A)	124,938
1,586,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class E, 5.48%, 10/15/26 (144A)	1,617,605
7,228,065	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class A2, 1.39%, 8/15/24 (144A)	7,271,379
2,750,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class E, 3.35%, 7/17/28 (144A)	2,793,586
191,406	TLF National Tax Lien Trust, Series 2017-1A, Class A,
	3.09%, 12/15/29 (144A)	192,618
9,426,887(a)	Towd Point Asset Trust, Series 2018-SL1, Class A,
	0.709% (1 Month USD LIBOR + 60 bps),
	1/25/46 (144A)	9,367,255
11,000,000(a)	Towd Point Asset Trust, Series 2018-SL1, Class B,
	1.159% (1 Month USD LIBOR + 105 bps),
	1/25/46 (144A)	10,806,176
63,465(b)	Towd Point Mortgage Trust, Series 2015-4, Class A1,
	3.5%, 4/25/55 (144A)	63,485
664,238(b)	Towd Point Mortgage Trust, Series 2015-5, Class A1B,
	2.75%, 5/25/55 (144A)	665,842
4,956,844(b)	Towd Point Mortgage Trust, Series 2018-SJ1,
	Class XA, 5.0%, 10/25/58 (144A)	5,076,473
280,583(b)	Towd Point Mortgage Trust, Series 2019-HY1,
	Class XA, 5.0%, 10/25/48 (144A)	279,879
4,467,729(a)	Towd Point Mortgage Trust, Series 2019-HY2,
	Class A1, 1.109% (1 Month USD LIBOR + 100 bps),
	5/25/58 (144A)	4,505,688
1,015,315(b)	Towd Point Mortgage Trust, Series 2019-HY2,
	Class XA, 5.0%, 5/25/58 (144A)	1,014,626
2,602,421(a)	Towd Point Mortgage Trust, Series 2019-HY3,
	Class A1A, 1.109% (1 Month USD LIBOR + 100 bps),
	10/25/59 (144A)	2,624,686
4,132,076	Towd Point Mortgage Trust, Series 2019-HY3,
	Class XA, 4.5%, 10/25/59 (144A)	4,099,813
1,980,643(b)	Towd Point Mortgage Trust, Series 2019-SJ1,
	Class XA, 5.0%, 11/25/58 (144A)	1,971,818

The accompanying notes are an integral part of these financial statements.
36 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,872,173(b)	Towd Point Mortgage Trust, Series 2019-SJ2,
	Class XA, 5.0%, 11/25/58 (144A)	$ 1,947,521
9,116,638(b)	Towd Point Mortgage Trust, Series 2019-SJ3,
	Class A1, 3.0%, 11/25/59 (144A)	9,216,906
9,508,068(b)	Towd Point Mortgage Trust, Series 2019-SJ3,
	Class XA, 4.5%, 11/25/59 (144A)	9,484,298
13,590,304	Towd Point Mortgage Trust, Series 2020-4,
	Class XA, 3.25%, 10/25/60 (144A)	13,529,730
13,750,000(a)	Trafigura Securitisation Finance Plc, Series 2018-1A,
	Class A1, 0.836% (1 Month USD LIBOR +
	73 bps), 3/15/22 (144A)	13,746,342
2,500,000	Trafigura Securitisation Finance Plc, Series 2018-1A,
	Class B, 4.29%, 3/15/22 (144A)	2,503,187
1,346,154(a)	Tralee CLO V, Ltd., Series 2018-5A, Class AX, 0.924%
	(3 Month USD LIBOR + 70 bps), 10/20/28 (144A)	1,345,882
16,400,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 2.208%
	(1 Month USD LIBOR + 210 bps), 10/15/34 (144A)	16,277,733
3,999,370	TVEST LLC, Series 2020-A, Class A, 4.5%,
	7/15/32 (144A)	4,038,976
1,966,448	United Auto Credit Securitization Trust, Series 2020-1,
	Class A, 0.85%, 5/10/22 (144A)	1,967,278
4,700,000	United Auto Credit Securitization Trust, Series 2021-1,
	Class F, 4.3%, 9/10/27 (144A)	4,684,398
3,297,663	Upstart Securitization Trust, Series 2019-2, Class A,
	2.897%, 9/20/29 (144A)	3,313,344
6,671,532	Upstart Securitization Trust, Series 2019-3, Class A,
	2.684%, 1/21/30 (144A)	6,719,317
13,516,957	Upstart Securitization Trust, Series 2020-1, Class A,
	2.322%, 4/22/30 (144A)	13,649,619
6,828,630	Upstart Securitization Trust, Series 2020-3, Class A,
	1.702%, 11/20/30 (144A)	6,882,427
2,250,000	Upstart Securitization Trust, Series 2021-1, Class B,
	1.89%, 3/20/31 (144A)	2,247,926
7,710,762	USASF Receivables LLC, Series 2020-1A, Class A,
	2.47%, 8/15/23 (144A)	7,774,302
131,579(a)	Venture 32 CLO, Ltd., Series 2018-32RR, Class AX,
	0.973% (3 Month USD LIBOR + 75 bps),
	7/19/31 (144A)	131,575
964,113(a)	Venture XXI CLO, Ltd., Series 2015-21A, Class AR,
	1.121% (3 Month USD LIBOR + 88 bps),
	7/15/27 (144A)	964,156
10,010,000(a)	Verizon Owner Trust, Series 2019-A, Class A1B,
	0.441% (1 Month USD LIBOR + 33 bps), 9/20/23	10,022,010
9,178,804	Veros Automobile Receivables Trust, Series 2020-1,
	Class A, 1.67%, 9/15/23 (144A)	9,209,922
2,000,000	Veros Automobile Receivables Trust, Series 2020-1,
	Class B, 2.19%, 6/16/25 (144A)	2,018,883
2,616,577	Volvo Financial Equipment LLC, Series 2019-2A,
	Class A2, 2.02%, 8/15/22 (144A)	2,626,660

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 37

Schedule of Investments | 3/31/21 (continued)
Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
840,393	Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
	12/20/30 (144A)	$ 836,469
2,228,152	Westgate Resorts LLC, Series 2018-1A, Class B, 3.58%,
	12/20/31 (144A)	2,222,152
345,450	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
	12/20/31 (144A)	343,012
2,054,061	Westgate Resorts LLC, Series 2020-1A, Class A,
	2.713%, 3/20/34 (144A)	2,098,172
2,464,873	Westgate Resorts LLC, Series 2020-1A, Class C,
	6.213%, 3/20/34 (144A)	2,598,573
7,585(a)	Wilshire Mortgage Loan Trust, Series 1997-2,
	Class A6, 0.389% (1 Month USD LIBOR +
	28 bps), 5/25/28	7,581
1,590,380(a)	Wind River CLO, Ltd., Series 2016-1A, Class AR,
	1.291% (3 Month USD LIBOR + 105 bps),
	7/15/28 (144A)	1,590,471
5,000,000(a)	Woodmont Trust, Series 2020-7A, Class A1A,
	2.047% (3 Month USD LIBOR + 190 bps),
	1/15/32 (144A)	5,048,450
	TOTAL ASSET BACKED SECURITIES
	(Cost $1,157,673,001)	$1,159,808,012
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	15.8% of Net Assets
71,999(b)	Bear Stearns Mortgage Securities, Inc., Series 1997-6,
	Class 3B1, 2.82%, 6/25/30	$ 73,936
8,800,885(a)	Bellemeade Re, Ltd., Series 2017-1, Class M2,
	3.459% (1 Month USD LIBOR + 335 bps),
	10/25/27 (144A)	8,795,408
6,533,876(a)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B,
	1.709% (1 Month USD LIBOR + 160 bps),
	4/25/28 (144A)	6,535,917
2,319,316(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B,
	1.959% (1 Month USD LIBOR + 185 bps),
	10/25/28 (144A)	2,332,119
6,125,000(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M2,
	2.859% (1 Month USD LIBOR + 275 bps),
	10/25/28 (144A)	6,153,596
8,448(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1A,
	1.409% (1 Month USD LIBOR + 130 bps),
	3/25/29 (144A)	8,449
5,290,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B,
	1.859% (1 Month USD LIBOR + 175 bps),
	3/25/29 (144A)	5,234,036
2,800,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1,
	2.609% (1 Month USD LIBOR + 250 bps),
	7/25/29 (144A)	2,799,998
10,671,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class M1B,
	1.709% (1 Month USD LIBOR + 160 bps),
	7/25/29 (144A)	10,719,631

The accompanying notes are an integral part of these financial statements.
38 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
10,150,000(a)	Bellemeade Re, Ltd., Series 2019-4A, Class M1B,
	2.109% (1 Month USD LIBOR + 200 bps),
	10/25/29 (144A)	$ 10,163,582
5,000,000(a)	Bellemeade Re, Ltd., Series 2019-4A, Class M1C,
	2.609% (1 Month USD LIBOR + 250 bps),
	10/25/29 (144A)	5,025,135
3,250,000(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1B,
	3.309% (1 Month USD LIBOR + 320 bps),
	8/26/30 (144A)	3,275,234
3,250,000(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1C,
	4.109% (1 Month USD LIBOR + 400 bps),
	8/26/30 (144A)	3,306,365
4,567,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1B,
	2.959% (1 Month USD LIBOR + 285 bps),
	10/25/30 (144A)	4,605,535
8,160,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C,
	3.809% (1 Month USD LIBOR + 370 bps),
	10/25/30 (144A)	8,298,208
4,120,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B,
	3.709% (1 Month USD LIBOR + 360 bps),
	6/25/30 (144A)	4,104,929
4,457,722(a)	Brass NO 8 Plc, Series 8A, Class A1, 0.894%
	(3 Month USD LIBOR + 70 bps), 11/16/66 (144A)	4,476,044
7,500,000(b)	CFMT LLC, Series 2020-HB4, Class M4, 4.948%,
	12/26/30 (144A)	7,497,698
3,300,000(b)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%,
	2/25/31 (144A)	3,279,179
4,962,193(a)	Chase Mortgage Finance Corp., Series 2019-CL1,
	Class M1, 1.459% (1 Month USD LIBOR + 135 bps),
	4/25/47 (144A)	4,999,701
85,482(a)	CHL Mortgage Pass-Through Trust, Series 2003-15,
	Class 1A1, 0.609% (1 Month USD LIBOR +
	50 bps), 6/25/18	85,482
583	Citicorp Mortgage Securities REMIC Pass-Through
	Certificates Trust, Series 2005-4, Class 2A1, 5.0%,
	7/25/20	594
18,269,081(a)	Connecticut Avenue Securities Trust, Series
	2019-HRP1, Class M2, 2.259% (1 Month USD LIBOR +
	215 bps), 11/25/39 (144A)	17,990,306
62,863(a)	CSFB Mortgage-Backed Pass-Through Certificates,
	Series 2004-AR5, Class 11A2, 0.849% (1 Month USD
	LIBOR + 74 bps), 6/25/34	62,905
459,997(a)	Deer Creek CLO, Ltd., Series 2017-1A, Class X, 1.224%
	(3 Month USD LIBOR + 100 bps), 10/20/30 (144A)	459,991
4,410,148(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.809%
	(1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	4,430,886
6,292,367(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.909%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	6,304,818

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 39

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
3,054,000(a)	Eagle Re Ltd., Series 2020-2, Class M1B, 4.109%
	(1 Month USD LIBOR + 400 bps), 10/25/30 (144A)	$ 3,101,575
2,720,000(a)	Eagle Re, Ltd., Series 2020-2, Class M1C, 4.609%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	2,781,261
3,908,959(a)	Fannie Mae Connecticut Avenue Securities, Series
	2016-C02, Class 1M2, 6.109% (1 Month USD LIBOR +
	600 bps), 9/25/28	4,117,618
9,077,630(a)	Fannie Mae Connecticut Avenue Securities, Series
	2016-C03, Class 2M2, 6.009% (1 Month USD LIBOR +
	590 bps), 10/25/28	9,600,153
10,526,604(a)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C05, Class 1M2B, 2.309% (1 Month USD LIBOR +
	220 bps), 1/25/30	10,620,089
884,286(a)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C07, Class 1M2A, 2.509% (1 Month USD LIBOR +
	240 bps), 5/25/30	885,644
8,657,113(a)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C04, Class 2M2, 2.659% (1 Month USD LIBOR +
	255 bps), 12/25/30	8,673,555
197,677(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	1695, Class EG, 1.162% (1 Month USD LIBOR +
	105 bps), 3/15/24	198,925
124,555(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2106, Class F, 0.556% (1 Month USD LIBOR +
	45 bps), 12/15/28	125,019
76,615(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2122, Class FD, 0.456% (1 Month USD LIBOR +
	35 bps), 2/15/29	75,046
24,722(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2156, Class FQ, 0.456% (1 Month USD LIBOR +
	35 bps), 5/15/29	24,401
148,116(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2186, Class FY, 0.706% (1 Month USD LIBOR +
	60 bps), 4/15/28	148,995
35,826(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2368, Class AF, 1.056% (1 Month USD LIBOR +
	95 bps), 10/15/31	36,200
37,574(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2377, Class FE, 0.706% (1 Month USD LIBOR +
	60 bps), 11/15/31	37,918
93,883(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2411, Class FR, 0.706% (1 Month USD LIBOR +
	60 bps), 6/15/31	94,710
75,693(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2432, Class FH, 0.806% (1 Month USD LIBOR +
	70 bps), 3/15/32	75,390
193,003(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2439, Class F, 1.106% (1 Month USD LIBOR +
	100 bps), 3/15/32	197,435

The accompanying notes are an integral part of these financial statements.
40 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
265,985(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2470, Class AF, 1.106% (1 Month USD LIBOR +
	100 bps), 3/15/32	$ 272,046
163,066(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2471, Class FD, 1.106% (1 Month USD LIBOR +
	100 bps), 3/15/32	166,810
46,839(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2498, Class FQ, 0.706% (1 Month USD LIBOR +
	60 bps), 9/15/32	47,283
70,534(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2543, Class EF, 0.456% (1 Month USD LIBOR +
	35 bps), 12/15/32	70,626
325,974(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2551, Class FD, 0.506% (1 Month USD LIBOR +
	40 bps), 1/15/33	328,754
184,510(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2567, Class FJ, 0.506% (1 Month USD LIBOR +
	40 bps), 2/15/33	185,087
91,148(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2577, Class FA, 0.656% (1 Month USD LIBOR +
	55 bps), 2/15/33	91,903
7,283(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2585, Class FD, 0.606% (1 Month USD LIBOR +
	50 bps), 12/15/32	7,330
99,573(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2614, Class FV, 1.615% (1 Month USD LIBOR +
	150 bps), 5/15/33	102,930
153,658(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2631, Class FC, 0.506% (1 Month USD LIBOR +
	40 bps), 6/15/33	154,995
88,643(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2711, Class FA, 1.106% (1 Month USD LIBOR +
	100 bps), 11/15/33	90,459
142,612(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2916, Class NF, 0.356% (1 Month USD LIBOR +
	25 bps), 1/15/35	142,928
314,107(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2976, Class LF, 0.446% (1 Month USD LIBOR +
	34 bps), 5/15/35	315,989
133,454(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3012, Class FE, 0.356% (1 Month USD LIBOR +
	25 bps), 8/15/35	133,662
94,728(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3042, Class PF, 0.356% (1 Month USD LIBOR +
	25 bps), 8/15/35	94,969
59,714(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3067, Class FA, 0.456% (1 Month USD LIBOR +
	35 bps), 11/15/35	60,103

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 41

 Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
59,487(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3102, Class FG, 0.406% (1 Month USD LIBOR +
	30 bps), 1/15/36	$ 59,704
119,473(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3117, Class EF, 0.456% (1 Month USD LIBOR +
	35 bps), 2/15/36	120,140
263,208(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3117, Class FE, 0.406% (1 Month USD LIBOR +
	30 bps), 2/15/36	264,187
167,205(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3122, Class FP, 0.406% (1 Month USD LIBOR +
	30 bps), 3/15/36	167,895
101,808(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3147, Class PF, 0.406% (1 Month USD LIBOR +
	30 bps), 4/15/36	102,228
244,132(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3173, Class FC, 0.526% (1 Month USD LIBOR +
	42 bps), 6/15/36	245,996
488,512(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3175, Class FE, 0.416% (1 Month USD LIBOR +
	31 bps), 6/15/36	489,263
288,581(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3181, Class HF, 0.606% (1 Month USD LIBOR +
	50 bps), 7/15/36	292,597
13,561(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3191, Class FE, 0.506% (1 Month USD LIBOR +
	40 bps), 7/15/36	13,678
215,173(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3221, Class FW, 0.526% (1 Month USD LIBOR +
	42 bps), 9/15/36	218,244
67,937(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3222, Class FN, 0.506% (1 Month USD LIBOR +
	40 bps), 9/15/36	68,439
225,945(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3239, Class EF, 0.456% (1 Month USD LIBOR +
	35 bps), 11/15/36	227,542
116,408(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3239, Class FB, 0.456% (1 Month USD LIBOR +
	35 bps), 11/15/36	117,227
187,976(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3247, Class FA, 0.356% (1 Month USD LIBOR +
	25 bps), 8/15/36	188,574
402,803(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3266, Class F, 0.406% (1 Month USD LIBOR +
	30 bps), 1/15/37	404,246
163,932(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3307, Class FT, 0.346% (1 Month USD LIBOR +
	24 bps), 7/15/34	164,214

The accompanying notes are an integral part of these financial statements.
42 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
20,859(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3315, Class F, 0.446% (1 Month USD LIBOR +
	34 bps), 5/15/37	$ 20,997
397,472(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3373, Class FB, 0.686% (1 Month USD LIBOR +
	58 bps), 10/15/37	403,994
54,397(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3376, Class FM, 0.726% (1 Month USD LIBOR +
	62 bps), 10/15/37	55,377
22,128(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3560, Class FA, 1.356% (1 Month USD LIBOR +
	125 bps), 5/15/37	22,948
242,553(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3610, Class FA, 0.806% (1 Month USD LIBOR +
	70 bps), 12/15/39	246,639
113,729(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3708, Class PF, 0.456% (1 Month USD LIBOR +
	35 bps), 7/15/40	114,196
13,732(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3767, Class JF, 0.406% (1 Month USD LIBOR +
	30 bps), 2/15/39	13,739
51,126(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3784, Class F, 0.506% (1 Month USD LIBOR +
	40 bps), 7/15/23	51,027
14,003(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3792, Class DF, 0.506% (1 Month USD LIBOR +
	40 bps), 11/15/40	13,937
25,813(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3867, Class FD, 0.456% (1 Month USD LIBOR +
	35 bps), 5/15/41	25,962
64,061(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3914, Class LF, 0.306% (1 Month USD LIBOR +
	20 bps), 8/15/26	63,837
141,441(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3970, Class GF, 0.406% (1 Month USD LIBOR +
	30 bps), 9/15/26	141,401
225,752(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3982, Class FL, 0.656% (1 Month USD LIBOR +
	55 bps), 12/15/39	226,964
112,790(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	4056, Class QF, 0.456% (1 Month USD LIBOR +
	35 bps), 12/15/41	113,262
118,361(a)	Federal Home Loan Mortgage Corp. Strips, Series 237,
	Class F14, 0.506% (1 Month USD LIBOR +
	40 bps), 5/15/36	118,174
103,970(a)	Federal Home Loan Mortgage Corp. Strips, Series 239,
	Class F29, 0.356% (1 Month USD LIBOR +
	25 bps), 8/15/36	103,787

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 43

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
449,467(a)	Federal Home Loan Mortgage Corp. Strips, Series
	239, Class F30, 0.406% (1 Month USD LIBOR +
	30 bps), 8/15/36	$ 446,702
132,740(a)	Federal Home Loan Mortgage Corp. Strips, Series
	244, Class F22, 0.456% (1 Month USD LIBOR +
	35 bps), 12/15/36	132,912
2,019(a)	Federal National Mortgage Association REMICS,
	Series 1991-124, Class FA, 1.009% (1 Month USD
	LIBOR + 90 bps), 9/25/21	2,018
16,081(a)	Federal National Mortgage Association REMICS,
	Series 1993-230, Class FA, 0.718% (1 Month USD
	LIBOR + 60 bps), 12/25/23	16,024
41,717(a)	Federal National Mortgage Association REMICS,
	Series 1993-247, Class FA, 1.857% (11th District
	Cost of Funds Index + 140 bps), 12/25/23	42,046
41,717(a)	Federal National Mortgage Association REMICS,
	Series 1993-247, Class FE, 1.109% (1 Month USD
	LIBOR + 100 bps), 12/25/23	41,814
85,800(a)	Federal National Mortgage Association REMICS,
	Series 1994-40, Class FC, 0.609% (1 Month USD
	LIBOR + 50 bps), 3/25/24	86,594
13,972(a)	Federal National Mortgage Association REMICS,
	Series 1997-46, Class FA, 0.608% (1 Month USD
	LIBOR + 50 bps), 7/18/27	13,874
33,889(a)	Federal National Mortgage Association REMICS,
	Series 1998-21, Class F, 0.45% (1 Year CMT Index +
	35 bps), 3/25/28	33,732
80(a)	Federal National Mortgage Association REMICS,
	Series 1999-49, Class FB, 0.609% (1 Month USD
	LIBOR + 50 bps), 3/25/23	80
32,975(a)	Federal National Mortgage Association REMICS,
	Series 2000-47, Class FD, 0.659% (1 Month USD
	LIBOR + 55 bps), 12/25/30	33,215
127,719(a)	Federal National Mortgage Association REMICS,
	Series 2001-35, Class F, 0.709% (1 Month USD LIBOR +
	60 bps), 7/25/31	128,875
53,258(a)	Federal National Mortgage Association REMICS,
	Series 2001-37, Class F, 0.609% (1 Month USD LIBOR +
	50 bps), 8/25/31	53,538
263,932(a)	Federal National Mortgage Association REMICS,
	Series 2001-50, Class FQ, 0.709% (1 Month USD
	LIBOR + 60 bps), 11/25/31	266,320
116,130(a)	Federal National Mortgage Association REMICS,
	Series 2001-65, Class F, 0.709% (1 Month USD LIBOR +
	60 bps), 11/25/31	117,181
77,929(a)	Federal National Mortgage Association REMICS, Series
	2001-69, Class FA, 0.709% (1 Month USD LIBOR
	+ 60 bps), 7/25/31	78,641

The accompanying notes are an integral part of these financial statements.
44 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
224,548(a)	Federal National Mortgage Association REMICS, Series
	2001-72, Class FB, 1.009% (1 Month USD LIBOR
	+ 90 bps), 12/25/31	$ 225,243
61,143(a)	Federal National Mortgage Association REMICS, Series
	2001-81, Class FL, 0.758% (1 Month USD LIBOR
	+ 65 bps), 1/18/32	61,685
101,503(a)	Federal National Mortgage Association REMICS,
	Series 2002-1, Class FC, 0.809% (1 Month USD LIBOR +
	70 bps), 1/25/32	102,902
310,169(a)	Federal National Mortgage Association REMICS,
	Series 2002-13, Class FD, 1.009% (1 Month USD
	LIBOR + 90 bps), 3/25/32	315,021
214,369(a)	Federal National Mortgage Association REMICS,
	Series 2002-34, Class FA, 0.608% (1 Month USD
	LIBOR + 50 bps), 5/18/32	215,945
164,329(a)	Federal National Mortgage Association REMICS,
	Series 2002-56, Class FN, 1.109% (1 Month USD
	LIBOR + 100 bps), 7/25/32	168,205
22,297(a)	Federal National Mortgage Association REMICS,
	Series 2002-58, Class FD, 0.709% (1 Month USD
	LIBOR + 60 bps), 8/25/32	22,510
99,928(a)	Federal National Mortgage Association REMICS, Series
	2002-77, Class F, 0.709% (1 Month USD LIBOR +
	60 bps), 12/25/32	100,073
78,237(a)	Federal National Mortgage Association REMICS, Series
	2002-82, Class FB, 0.609% (1 Month USD LIBOR
	+ 50 bps), 12/25/32	78,740
97,283(a)	Federal National Mortgage Association REMICS, Series
	2002-90, Class FH, 0.609% (1 Month USD LIBOR
	+ 50 bps), 9/25/32	97,900
53,166(a)	Federal National Mortgage Association REMICS, Series
	2002-92, Class FB, 0.759% (1 Month USD LIBOR
	+ 65 bps), 4/25/30	53,715
108,510(a)	Federal National Mortgage Association REMICS, Series
	2002-93, Class FH, 0.609% (1 Month USD LIBOR
	+ 50 bps), 1/25/33	107,248
88,574(a)	Federal National Mortgage Association REMICS,
	Series 2003-7, Class FA, 0.859% (1 Month USD LIBOR +
	75 bps), 2/25/33	90,023
180,552(a)	Federal National Mortgage Association REMICS, Series
	2003-8, Class FJ, 0.459% (1 Month USD LIBOR +
	35 bps), 2/25/33	180,732
276,095(a)	Federal National Mortgage Association REMICS, Series
	2003-31, Class FM, 0.609% (1 Month USD LIBOR +
	50 bps), 4/25/33	279,849
119,657(a)	Federal National Mortgage Association REMICS,
	Series 2003-42, Class JF, 0.609% (1 Month USD
	LIBOR + 50 bps), 5/25/33	118,240

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 45

Schedule of Investments | 3/31/21 (continued)
Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
54,986(a)	Federal National Mortgage Association REMICS,
	Series 2003-49, Class FY, 0.509% (1 Month USD
	LIBOR + 40 bps), 6/25/23	$ 54,975
180,919(a)	Federal National Mortgage Association REMICS,
	Series 2003-107, Class FD, 0.609% (1 Month USD
	LIBOR + 50 bps), 11/25/33	178,694
172,021(a)	Federal National Mortgage Association REMICS, Series
	2004-52, Class FW, 0.509% (1 Month USD LIBOR +
	40 bps), 7/25/34	173,296
47,725(a)	Federal National Mortgage Association REMICS, Series
	2004-54, Class FN, 0.559% (1 Month USD LIBOR +
	45 bps), 7/25/34	47,162
349,377(a)	Federal National Mortgage Association REMICS, Series
	2004-79, Class FM, 0.409% (1 Month USD LIBOR +
	30 bps), 11/25/24	349,345
17,972(a)	Federal National Mortgage Association REMICS, Series
	2004-91, Class HF, 0.409% (1 Month USD LIBOR +
	30 bps), 11/25/34	17,991
172,708(a)	Federal National Mortgage Association REMICS, Series
	2005-83, Class KT, 0.409% (1 Month USD LIBOR +
	30 bps), 10/25/35	173,471
221,861(a)	Federal National Mortgage Association REMICS, Series
	2005-83, Class LF, 0.419% (1 Month USD LIBOR +
	31 bps), 2/25/35	222,526
35,844(a)	Federal National Mortgage Association REMICS, Series
	2006-11, Class FB, 0.409% (1 Month USD LIBOR +
	30 bps), 3/25/36	35,300
113,274(a)	Federal National Mortgage Association REMICS, Series
	2006-33, Class FH, 0.459% (1 Month USD LIBOR +
	35 bps), 5/25/36	113,894
199,187(a)	Federal National Mortgage Association REMICS, Series
	2006-34, Class FA, 0.419% (1 Month USD LIBOR +
	31 bps), 5/25/36	200,153
201,057(a)	Federal National Mortgage Association REMICS, Series
	2006-42, Class CF, 0.559% (1 Month USD LIBOR +
	45 bps), 6/25/36	203,280
82,421(a)	Federal National Mortgage Association REMICS, Series
	2006-56, Class FC, 0.399% (1 Month USD LIBOR +
	29 bps), 7/25/36	82,729
30,369(a)	Federal National Mortgage Association REMICS, Series
	2006-70, Class BF, 0.659% (1 Month USD LIBOR +
	55 bps), 8/25/36	30,812
55,839(a)	Federal National Mortgage Association REMICS, Series
	2006-82, Class F, 0.679% (1 Month USD LIBOR +
	57 bps), 9/25/36	56,709
100,314(a)	Federal National Mortgage Association REMICS, Series
	2006-104, Class GF, 0.429% (1 Month USD LIBOR +
	32 bps), 11/25/36	100,913

The accompanying notes are an integral part of these financial statements.
46 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
42,892(a)	Federal National Mortgage Association REMICS, Series
	2006-115, Class BF, 0.349% (1 Month USD LIBOR +
	24 bps), 12/25/36	$ 42,966
133,847(a)	Federal National Mortgage Association REMICS, Series
	2007-2, Class FT, 0.359% (1 Month USD LIBOR +
	25 bps), 2/25/37	134,768
150,436(a)	Federal National Mortgage Association REMICS, Series
	2007-7, Class FJ, 0.309% (1 Month USD LIBOR +
	20 bps), 2/25/37	150,553
63,021(a)	Federal National Mortgage Association REMICS, Series
	2007-13, Class FA, 0.359% (1 Month USD LIBOR +
	25 bps), 3/25/37	63,123
147,738(a)	Federal National Mortgage Association REMICS, Series
	2007-41, Class FA, 0.509% (1 Month USD LIBOR +
	40 bps), 5/25/37	148,863
239,058(a)	Federal National Mortgage Association REMICS, Series
	2007-50, Class FN, 0.349% (1 Month USD LIBOR +
	24 bps), 6/25/37	239,465
22,788(a)	Federal National Mortgage Association REMICS, Series
	2007-57, Class FA, 0.339% (1 Month USD LIBOR +
	23 bps), 6/25/37	22,836
65,394(a)	Federal National Mortgage Association REMICS, Series
	2007-58, Class FA, 0.359% (1 Month USD LIBOR +
	25 bps), 6/25/37	65,498
62,686(a)	Federal National Mortgage Association REMICS, Series
	2007-66, Class FB, 0.509% (1 Month USD LIBOR +
	40 bps), 7/25/37	62,997
220,247(a)	Federal National Mortgage Association REMICS, Series
	2007-85, Class FG, 0.609% (1 Month USD LIBOR +
	50 bps), 9/25/37	223,389
277,270(a)	Federal National Mortgage Association REMICS, Series
	2007-91, Class FB, 0.709% (1 Month USD LIBOR +
	60 bps), 10/25/37	282,033
98,528(a)	Federal National Mortgage Association REMICS, Series
	2007-92, Class OF, 0.679% (1 Month USD LIBOR +
	57 bps), 9/25/37	100,040
55,597(a)	Federal National Mortgage Association REMICS, Series
	2007-93, Class FD, 0.659% (1 Month USD LIBOR +
	55 bps), 9/25/37	56,397
25,302(a)	Federal National Mortgage Association REMICS, Series
	2007-98, Class FD, 0.559% (1 Month USD LIBOR +
	45 bps), 6/25/37	25,544
34,699(a)	Federal National Mortgage Association REMICS, Series
	2007-100, Class YF, 0.659% (1 Month USD LIBOR +
	55 bps), 10/25/37	35,371
46,781(a)	Federal National Mortgage Association REMICS, Series
	2007-103, Class AF, 1.109% (1 Month USD LIBOR +
	100 bps), 3/25/37	47,878

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 47

Schedule of Investments | 3/31/21 (continued)
Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
48,747(a)	Federal National Mortgage Association REMICS, Series
	2007-110, Class FA, 0.729% (1 Month USD LIBOR +
	62 bps), 12/25/37	$ 48,418
35,831(a)	Federal National Mortgage Association REMICS, Series
	2008-6, Class FA, 0.809% (1 Month USD LIBOR +
	70 bps), 2/25/38	36,486
159,963(a)	Federal National Mortgage Association REMICS, Series
	2008-88, Class FA, 1.329% (1 Month USD LIBOR +
	122 bps), 10/25/38	165,432
62,612(a)	Federal National Mortgage Association REMICS, Series
	2009-113, Class FB, 0.659% (1 Month USD LIBOR +
	55 bps), 1/25/40	63,459
7	Federal National Mortgage Association REMICS, Series
	2010-17, Class DE, 3.5%, 6/25/21	7
8(a)	Federal National Mortgage Association REMICS, Series
	2010-38, Class F, 0.409% (1 Month USD LIBOR +
	30 bps), 4/25/25	8
53,410(a)	Federal National Mortgage Association REMICS, Series
	2010-43, Class FD, 0.709% (1 Month USD LIBOR +
	60 bps), 5/25/40	54,295
109,597(a)	Federal National Mortgage Association REMICS, Series
	2010-43, Class IF, 0.609% (1 Month USD LIBOR +
	50 bps), 5/25/40	108,615
91,259(a)	Federal National Mortgage Association REMICS, Series
	2011-19, Class FM, 0.659% (1 Month USD LIBOR +
	55 bps), 5/25/40	91,533
146,034(a)	Federal National Mortgage Association REMICS, Series
	2012-40, Class PF, 0.609% (1 Month USD LIBOR +
	50 bps), 4/25/42	147,821
1,366,930(a)	Federal National Mortgage Association Trust, Series
	2003-W6, Class F, 0.468% (1 Month USD LIBOR +
	35 bps), 9/25/42	1,374,695
585,640(a)	Federal National Mortgage Association Trust, Series
	2005-W3, Class 2AF, 0.329% (1 Month USD LIBOR +
	22 bps), 3/25/45	583,489
45,495(b)	Federal National Mortgage Association Trust, Series
	2005-W3, Class 3A, 3.562%, 4/25/45	49,523
67,427(b)	Federal National Mortgage Association Trust, Series
	2005-W4, Class 3A, 3.067%, 6/25/45	71,572
534,284(a)	Federal National Mortgage Association Whole Loan,
	Series 2007-W1, Class 1AF1, 0.369% (1 Month USD
	LIBOR + 26 bps), 11/25/46	530,611
13,069,490(a)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C01, Class 1EB1, 0.559% (1 Month USD LIBOR +
	45 bps), 7/25/30	12,948,639
1,440,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class M2, 3.859% (1 Month USD LIBOR +
	375 bps), 8/25/50 (144A)	1,452,856

The accompanying notes are an integral part of these financial statements.
48 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
8,470,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.209% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	$ 8,565,124
9,394,228(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA3,
	Class M2, 3.709% (1 Month USD LIBOR +
	360 bps), 7/25/50 (144A)	9,471,882
7,550,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class M2, 2.267% (SOFR30A +
	225 bps), 8/25/33 (144A)	7,474,415
14,263,814(a)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class M2,
	1.509% (1 Month USD LIBOR + 140 bps),
	2/25/49 (144A)	14,165,111
600,000(a)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class M3,
	2.359% (1 Month USD LIBOR + 225 bps),
	2/25/49 (144A)	590,030
10,745,450(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2015-DNA3, Class M3, 4.809% (1 Month
	USD LIBOR + 470 bps), 4/25/28	11,134,568
13,732,683(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-DNA1, Class M3, 5.659% (1 Month
	USD LIBOR + 555 bps), 7/25/28	14,424,356
9,405,542(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-DNA2, Class M3, 4.759% (1 Month
	USD LIBOR + 465 bps), 10/25/28	9,841,795
13,769,822(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-DNA3, Class M3, 5.109% (1 Month
	USD LIBOR + 500 bps), 12/25/28	14,484,617
14,152,601(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-DNA4, Class M3, 3.909% (1 Month
	USD LIBOR + 380 bps), 3/25/29	14,705,405
213,662(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-HQA3, Class M2, 1.459% (1 Month
	USD LIBOR + 135 bps), 3/25/29	214,006
4,221,656(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HQA1, Class M2, 3.659% (1 Month
	USD LIBOR + 355 bps), 8/25/29	4,328,630
6,459,999(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HRP1, Class M2, 2.559% (1 Month
	USD LIBOR + 245 bps), 12/25/42	6,387,222
998,445(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HRP1, Class M2D, 1.359% (1 Month
	USD LIBOR + 125 bps), 12/25/42	943,351
2,142,834(a)	Gosforth Funding Plc, Series 2018-1A, Class A1, 0.638%
	(3 Month USD LIBOR + 45 bps), 8/25/60 (144A)	2,145,871
81,142(a)	Government National Mortgage Association, Series
	2003-7, Class FB, 0.306% (1 Month USD LIBOR +
	20 bps), 1/16/33	80,987

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 49

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
377,555(a)	Government National Mortgage Association, Series
	2005-3, Class FC, 0.356% (1 Month USD LIBOR +
	25 bps), 1/16/35	$ 378,021
347,395(a)	Government National Mortgage Association, Series
	2005-16, Class FA, 0.361% (1 Month USD LIBOR +
	25 bps), 2/20/35	347,853
115,116(a)	Government National Mortgage Association, Series
	2008-69, Class FA, 0.611% (1 Month USD LIBOR +
	50 bps), 8/20/38	115,526
116,194(a)	Government National Mortgage Association, Series
	2009-66, Class UF, 1.106% (1 Month USD LIBOR +
	100 bps), 8/16/39	118,847
300,349(a)	Government National Mortgage Association, Series
	2009-88, Class MF, 0.711% (1 Month USD LIBOR +
	60 bps), 7/20/39	300,965
88,706(a)	Government National Mortgage Association, Series
	2009-92, Class FJ, 0.786% (1 Month USD LIBOR +
	68 bps), 10/16/39	89,913
11,951,215(a)	Home Partners of America Trust, Series 2017-1,
	Class A, 0.925% (1 Month USD LIBOR + 82 bps),
	7/17/34 (144A)	11,964,122
7,200,000(a)	Home Partners of America Trust, Series 2017-1,
	Class B, 1.458% (1 Month USD LIBOR + 135 bps),
	7/17/34 (144A)	7,199,997
3,610,408(a)	Home Re, Ltd., Series 2018-1, Class M1, 1.709%
	(1 Month USD LIBOR + 160 bps), 10/25/28 (144A)	3,617,239
4,464,414(a)	Home Re, Ltd., Series 2019-1, Class M1, 1.759%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	4,465,839
6,640,000(a)	Home Re, Ltd., Series 2020-1, Class M1B, 3.359%
	(1 Month USD LIBOR + 325 bps), 10/25/30 (144A)	6,764,816
4,650,000(a)	Home Re, Ltd., Series 2020-1, Class M1C, 4.259%
	(1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	4,773,998
505,161(a)	HomeBanc Mortgage Trust, Series 2005-3, Class A1,
	0.589% (1 Month USD LIBOR + 48 bps), 7/25/35	506,772
1,960,740(b)	JP Morgan Mortgage Trust, Series 2014-IVR3, Class B4,
	2.553%, 9/25/44 (144A)	1,969,641
5,957,765(b)	JP Morgan Mortgage Trust, Series 2014-IVR6, Class B1,
	2.486%, 7/25/44 (144A)	6,042,836
3,383,123(b)	JP Morgan Mortgage Trust, Series 2017-4, Class A9,
	3.5%, 11/25/48 (144A)	3,414,030
19,775,267(a)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class A2, 0.859% (1 Month USD LIBOR + 75 bps),
	4/25/46 (144A)	19,781,739
3,240,851(a)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class A3, 0.859% (1 Month USD LIBOR + 75 bps),
	4/25/46 (144A)	3,228,712
8,213,454(b)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class B1, 2.178%, 4/25/46 (144A)	8,263,772

The accompanying notes are an integral part of these financial statements.
50 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
7,768,479(b)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class B2, 2.178%, 4/25/46 (144A)	$ 7,758,981
1,607,915(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class AM, 0.609% (1 Month USD LIBOR +
	50 bps), 5/25/33 (144A)	1,582,381
6,280,309(b)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B1, 0.836%, 5/25/33 (144A)	6,080,722
5,854,244(b)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B2, 0.836%, 5/25/33 (144A)	5,600,548
4,513,108(b)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B3, 0.836%, 5/25/33 (144A)	4,251,334
387,601(b)	JP Morgan Trust, Series 2015-1, Class 1A14, 2.01%
	(1 Month USD LIBOR + 0 bps), 12/25/44 (144A)	393,597
21,342,725(a)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 1.615% (1 Month USD LIBOR +
	150 bps), 4/1/24 (144A)	21,307,744
26,545,382(a)	LSTAR Securities Investment, Ltd., Series 2019-4,
	Class A1, 1.615% (1 Month USD LIBOR +
	150 bps), 5/1/24 (144A)	26,352,532
14,930,235(a)	LSTAR Securities Investment Ltd., Series 2021-1,
	Class A, 1.915% (1 Month USD LIBOR +
	180 bps), 2/1/26 (144A)	14,970,487
13,000,000(a)	LSTAR Securities Investment Ltd., Series 2021-2,
	Class A1, 0.0% (1 Month USD LIBOR +
	170 bps), 3/2/26 (144A)	13,000,000
10,513(b)	Merrill Lynch Mortgage Investors Trust, Series 2003-G,
	Class A3, 1.83%, 1/25/29	10,662
524,655(a)	Merrill Lynch Mortgage Investors Trust, Series 2003-H,
	Class A1, 0.749% (1 Month USD LIBOR +
	64 bps), 1/25/29	522,906
283,484(a)	Merrill Lynch Mortgage Investors Trust, Series 2004-B,
	Class A2, 0.794% (6 Month USD LIBOR +
	54 bps), 5/25/29	283,250
23,544(a)	Merrill Lynch Mortgage Investors Trust, Series 2004-C,
	Class A2B, 1.264% (6 Month USD LIBOR +
	100 bps), 7/25/29	23,439
95,641(b)	Merrill Lynch Mortgage Investors Trust, Series 2004-D,
	Class A3, 1.989%, 9/25/29	95,952
1,812,950(b)	Morgan Stanley Residential Mortgage Loan Trust,
	Series 2014-1A, Class A1, 2.522%, 6/25/44 (144A)	1,862,557
2,564,000(b)	Morgan Stanley Residential Mortgage Loan Trust,
	Series 2014-1A, Class B4, 2.522%, 6/25/44 (144A)	2,733,288
700,000(a)	Mortgage Insurance-Linked Notes, Series 2019-1,
	Class M1, 2.009% (1 Month USD LIBOR +
	190 bps), 11/26/29 (144A)	700,973
5,356,955(a)	Oaktown Re II, Ltd., Series 2018-1A, Class M1, 1.659%
	(1 Month USD LIBOR + 155 bps), 7/25/28 (144A)	5,358,672

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 51

Schedule of Investments | 3/31/21 (continued)
Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
3,620,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 3.609%
	(1 Month USD LIBOR + 350 bps), 7/25/29 (144A)	$ 3,641,837
13,573,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 2.059%
	(1 Month USD LIBOR + 195 bps), 7/25/29 (144A)	13,647,328
3,898,018(a)	Oaktown Re IV, Ltd., Series 2020-1A, Class M1B, 4.859%
	(1 Month USD LIBOR + 475 bps), 7/25/30 (144A)	3,928,850
4,300,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.709%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	4,367,940
2,599,617(a)	OBX Trust, Series 2019-EXP1, Class 2A1A, 1.059%
	(1 Month USD LIBOR + 95 bps), 1/25/59 (144A)	2,602,988
1,271,190(a)	Pepper Residential Securities Trust, Series 21A,
	Class A1U, 0.986% (1 Month USD LIBOR +
	88 bps), 1/16/60 (144A)	1,272,822
2,472,928(a)	Pepper Residential Securities Trust No. 22, Series 22A,
	Class A1U, 1.111% (1 Month USD LIBOR +
	100 bps), 6/20/60 (144A)	2,471,591
6,083,288(a)	Pepper Residential Securities Trust No. 25, Series 25A,
	Class A1U, 1.036% (1 Month USD LIBOR +
	93 bps), 3/12/61 (144A)	6,097,955
8,000,000(a)	PMT Credit Risk Transfer Trust, Series 2021-1R,
	Class A, 3.015% (1 Month USD LIBOR + 290 bps),
	2/27/24 (144A)	7,990,666
6,900,000(a)	Provident Funding Mortgage Warehouse Securitization
	Trust, Series 2021-1, Class G, 0.0% (1 Month USD
	LIBOR + 550 bps), 2/25/55 (144A)	6,900,000
741,471(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.509%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	741,578
4,967,751(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.059%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	4,981,165
17,250,000(a)	Radnor Re, Ltd., Series 2019-2, Class M1B, 1.859%
	(1 Month USD LIBOR + 175 bps), 6/25/29 (144A)	17,239,586
7,590,000(a)	Radnor Re, Ltd., Series 2020-2, Class M1B, 4.109%
	(1 Month USD LIBOR + 400 bps), 10/25/30 (144A)	7,663,687
2,740,000(a)	Radnor Re, Ltd., Series 2020-2, Class M1C, 4.709%
	(1 Month USD LIBOR + 460 bps), 10/25/30 (144A)	2,791,886
1,645,778(a)	RESI Finance LP, Series 2003-CB1, Class B3, 1.556%
	(1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	1,452,556
3,310,313(a)	Resimac MBS Trust, Series 2018-2A, Class A1A, 0.956%
	(1 Month USD LIBOR + 85 bps), 4/10/50 (144A)	3,311,915
247,489(a)	Resimac Premier, Series 2017-1A, Class A1A, 1.057%
	(1 Month USD LIBOR + 95 bps), 9/11/48 (144A)	247,575
1,316,101(a)	Resimac Premier, Series 2018-1A, Class A1, 0.906%
	(1 Month USD LIBOR + 80 bps), 11/10/49 (144A)	1,317,714
6,966,020(a)	Resimac Premier, Series 2019-2A, Class A1, 1.056%
	(1 Month USD LIBOR + 95 bps), 2/10/51 (144A)	6,988,054
3,562,160(a)	Resimac Premier, Series 2020-1A, Class A1A, 1.153%
	(1 Month USD LIBOR + 105 bps), 2/7/52 (144A)	3,584,139

The accompanying notes are an integral part of these financial statements.
52 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
3,609,992(b)	RMF Buyout Issuance Trust, Series 2020-1, Class A,
	2.158%, 2/25/30 (144A)	$ 3,615,962
2,000,000(b)	RMF Buyout Issuance Trust, Series 2020-1, Class M1,
	2.332%, 2/25/30 (144A)	2,003,424
3,866,078(b)	RMF Buyout Issuance Trust, Series 2020-2, Class A,
	1.706%, 6/25/30 (144A)	3,875,093
9,350,000(a)	STACR Trust, Series 2018-DNA3, Class M2B, 2.209%
	(1 Month USD LIBOR + 210 bps), 9/25/48 (144A)	9,187,685
7,247,796(a)	STACR Trust, Series 2018-HRP1, Class B1, 3.859%
	(1 Month USD LIBOR + 375 bps), 4/25/43 (144A)	7,284,446
5,312,005(a)	STACR Trust, Series 2018-HRP1, Class M2, 1.759%
	(1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	5,276,437
8,450,000(a)	STACR Trust, Series 2018-HRP2, Class M3, 2.509%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	8,513,639
7,283,477(a)	Towd Point HE Trust, Series 2019-HE1, Class A1,
	1.009% (1 Month USD LIBOR + 90 bps), 4/25/48 (144A)	7,296,386
4,993,973(a)	Towd Point HE Trust, Series 2019-HE1, Class M1, 1.209%
	(1 Month USD LIBOR + 110 bps), 4/25/48 (144A)	4,978,141
5,280,000(a)	Traingle Re, Ltd., Series 2020-1, Class M1B, 4.009%
	(1 Month USD LIBOR + 390 bps), 10/25/30 (144A)	5,364,996
4,360,000(a)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.609%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	4,472,772
6,440,000(a)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.507%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	6,439,990
8,170,000(a)	Traingle Re, Ltd., Series 2021-1, Class M2, 4.007%
	(1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	8,169,984
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $703,105,413)	$ 699,054,752
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 11.0% of Net Assets
13,826,563(a)	ACRES Commercial Realty Corp., Series 2020-RSO8,
	Class A, 1.258% (1 Month USD LIBOR +
	115 bps), 3/15/35 (144A)	$ 13,826,323
1,190,558(a)	AREIT Trust, Series 2018-CRE2, Class A, 1.086%
	(1 Month USD LIBOR + 98 bps), 11/14/35 (144A)	1,189,749
12,500,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR,
	Class E, 2.356% (1 Month USD LIBOR + 225 bps),
	9/15/32 (144A)	11,999,551
8,000,000(a)	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ, Class C, 1.706% (1 Month USD
	LIBOR + 160 bps), 4/15/36 (144A)	7,920,470
1,150,000(a)	BFLD Trust, Series 2020-OBRK, Class A, 2.156%
	(1 Month USD LIBOR + 205 bps), 11/15/28 (144A)	1,161,521
9,450,000(a)	BHP Trust, Series 2019-BXHP, Class D, 1.877%
	(1 Month USD LIBOR + 177 bps), 8/15/36 (144A)	9,444,302

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 53

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
7,750,000(a)	BTH-13 Mortgage Backed Securities Trust, Series
	2018-13, Class A, 2.62% (1 Month USD LIBOR +
	250 bps), 8/18/21 (144A)	$ 7,737,229
5,700,000(a)	BTH-16 Mortgage-Backed Securities Trust, Series
	2018-16, Class A, 2.615% (1 Month USD LIBOR +
	250 bps), 8/4/21 (144A)	5,728,705
7,625,000(a)	BTH-21 Mortgage-Backed Securities Trust, Series
	2018-21, Class A, 2.615% (1 Month USD LIBOR +
	250 bps), 10/7/21 (144A)	7,615,354
5,884,925(a)	BTH-3 Mortgage-Backed Securities Trust, Series
	2018-3, Class A, 2.615% (1 Month USD LIBOR +
	250 bps), 7/8/21	5,851,285
5,810,000(a)	BX Commercial Mortgage Trust, Series 2018-IND,
	Class D, 1.406% (1 Month USD LIBOR + 130 bps),
	11/15/35 (144A)	5,809,998
15,339,738(a)	BX Commercial Mortgage Trust, Series 2019-XL,
	Class G, 2.406% (1 Month USD LIBOR + 230 bps),
	10/15/36 (144A)	15,329,238
9,300,000(a)	BX Trust, Series 2019-ATL, Class B, 1.493% (1 Month
	USD LIBOR + 139 bps), 10/15/36 (144A)	9,253,449
8,000,000(a)	BXP Trust, Series 2017-CQHP, Class B, 1.206%
	(1 Month USD LIBOR + 110 bps), 11/15/34 (144A)	7,683,006
2,171,167(a)	CG-CCRE Commercial Mortgage Trust, Series
	2014-FL1, Class B, 1.256% (1 Month USD LIBOR +
	115 bps), 6/15/31 (144A)	2,109,024
721,188(a)	CG-CCRE Commercial Mortgage Trust, Series
	2014-FL2, Class A, 1.96% (1 Month USD LIBOR +
	185 bps), 11/15/31 (144A)	691,301
10,000,000(a)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class C, 1.556% (1 Month USD LIBOR +
	145 bps), 11/15/36 (144A)	9,987,966
5,700,000(a)	CGMS Commercial Mortgage Trust, Series 2017-MDRC,
	Class C, 1.406% (1 Month USD LIBOR +
	130 bps), 7/15/30 (144A)	5,550,824
14,911,528(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class C, 1.856% (1 Month USD LIBOR + 175 bps),
	6/15/34 (144A)	14,610,313
9,500,000(a)	CHT Mortgage Trust, Series 2017-CSMO, Class C,
	1.606% (1 Month USD LIBOR + 150 bps),
	11/15/36 (144A)	9,505,859
8,750,000(a)	Citigroup Commercial Mortgage Trust, Series
	2019-SST2, Class B, 1.206% (1 Month USD LIBOR +
	110 bps), 12/15/36 (144A)	8,752,747
5,500,000(a)	Citigroup Commercial Mortgage Trust, Series
	2019-SST2, Class C, 1.406% (1 Month USD LIBOR +
	130 bps), 12/15/36 (144A)	5,501,721
6,000,000(a)	CLNY Trust, Series 2019-IKPR, Class B, 1.584%
	(1 Month USD LIBOR + 148 bps), 11/15/38 (144A)	5,984,951

The accompanying notes are an integral part of these financial statements.
54 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,000,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 2.827%
	(1 Month USD LIBOR + 272 bps), 11/15/38 (144A)	$ 1,920,019
6,750,000(a)	Credit Suisse Commercial Mortgage Securities Corp.,
	Series 2019-SKLZ, Class B, 2.006% (1 Month USD
	LIBOR + 190 bps), 1/15/34 (144A)	6,669,921
10,000,000(a)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.256% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	10,015,211
1,591,263(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class M1, 2.017% (SOFR30A +
	200 bps), 1/25/51 (144A)	1,595,208
1,715,812(a)	FREMF Mortgage Trust, Series 2014-KF05, Class B,
	4.119% (1 Month USD LIBOR + 400 bps),
	9/25/22 (144A)	1,719,476
227,372(a)	FREMF Mortgage Trust, Series 2014-KS02, Class B,
	5.119% (1 Month USD LIBOR + 500 bps),
	8/25/23 (144A)	227,372
2,416,121(a)	GPMT, Ltd., Series 2018-FL1, Class A, 1.01% (1 Month
	USD LIBOR + 90 bps), 11/21/35 (144A)	2,419,482
3,250,000(a)	GPMT, Ltd., Series 2018-FL1, Class AS, 1.31% (1 Month
	USD LIBOR + 120 bps), 11/21/35 (144A)	3,243,472
8,000,000(a)	Great Wolf Trust, Series 2019-WOLF, Class D, 2.039%
	(1 Month USD LIBOR + 193 bps), 12/15/36 (144A)	7,854,676
3,500,000(a)	GS Mortgage Securities Corp. Trust, Series 2017-STAY,
	Class B, 1.456% (1 Month USD LIBOR +
	135 bps), 7/15/32 (144A)	3,500,113
10,900,000(a)	GS Mortgage Securities Corp. Trust, Series 2018-TWR,
	Class A, 1.006% (1 Month USD LIBOR +
	90 bps), 7/15/31 (144A)	10,845,310
11,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P,
	Class D, 1.856% (1 Month USD LIBOR +
	175 bps), 10/15/36 (144A)	10,800,116
7,400,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP,
	Class D, 2.056% (1 Month USD LIBOR +
	195 bps), 8/15/32 (144A)	7,218,082
10,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class A, 1.206% (1 Month USD LIBOR +
	110 bps), 12/15/36 (144A)	9,996,128
9,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 2.606% (1 Month USD LIBOR +
	250 bps), 12/15/36 (144A)	8,394,941
4,300,000(a)	GS Mortgage Securities Trust, Series 2018-HART,
	Class A, 1.196% (1 Month USD LIBOR + 109 bps),
	10/15/31 (144A)	4,296,106
9,729,000(a)	GS Mortgage Securities Trust, Series 2018-HART,
	Class B, 1.406% (1 Month USD LIBOR + 130 bps),
	10/15/31 (144A)	9,674,249
8,135,347(a)	HPLY Trust, Series 2019-HIT, Class C, 1.706% (1 Month
	USD LIBOR + 160 bps), 11/15/36 (144A)	8,115,004

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 55

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
4,665,000(a)	InTown Hotel Portfolio Trust, Series 2018-STAY,
	Class A, 1.056% (1 Month USD LIBOR + 95 bps),
	1/15/33 (144A)	$ 4,667,838
4,230,000(a)	InTown Hotel Portfolio Trust, Series 2018-STAY,
	Class B, 1.406% (1 Month USD LIBOR + 130 bps),
	1/15/33 (144A)	4,225,029
11,900,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2017-FL11, Class B, 1.206% (1 Month USD
	LIBOR + 110 bps), 10/15/32 (144A)	11,780,608
7,300,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-PHH, Class B, 2.66% (1 Month USD
	LIBOR + 116 bps), 6/15/35 (144A)	7,153,685
2,800,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class BFL, 1.353% (1 Month
	USD LIBOR + 125 bps), 7/5/33 (144A)	2,803,050
4,000,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class CFL, 1.753% (1 Month
	USD LIBOR + 165 bps), 7/5/33 (144A)	4,006,124
3,600,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class C, 1.706% (1 Month
	USD LIBOR + 160 bps), 9/15/29 (144A)	3,593,110
1,650,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class E, 2.706% (1 Month
	USD LIBOR + 260 bps), 9/15/29 (144A)	1,633,393
10,300,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class E, 2.266% (1 Month USD
	LIBOR + 216 bps), 7/15/36 (144A)	10,174,016
6,735,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2020-609M, Class A, 1.476% (1 Month USD
	LIBOR + 137 bps), 10/15/33 (144A)	6,751,769
194,615	JPMBB Commercial Mortgage Securities Trust, Series
	2014-C19, Class A2, 3.046%, 4/15/47	194,419
8,050,000(a)	MBRT, Series 2019-MBR, Class B, 1.256% (1 Month USD
	LIBOR + 115 bps), 11/15/36 (144A)	8,040,012
14,381,380(a)	MF1, Ltd., Series 2019-FL2, Class A, 1.239% (1 Month
	USD LIBOR + 113 bps), 12/25/34 (144A)	14,390,298
1,734,287(b)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	1,363,583
8,500,000(a)	Morgan Stanley Capital I Trust, Series 2017-ASHF,
	Class B, 1.356% (1 Month USD LIBOR +
	125 bps), 11/15/34 (144A)	8,493,531
8,250,000(a)	Morgan Stanley Capital I Trust, Series 2017-CLS,
	Class C, 1.106% (1 Month USD LIBOR +
	100 bps), 11/15/34 (144A)	8,252,598
9,610,247(a)	Morgan Stanley Capital I Trust, Series 2018-BOP,
	Class B, 1.356% (1 Month USD LIBOR +
	125 bps), 8/15/33 (144A)	9,553,662

The accompanying notes are an integral part of these financial statements.
56 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
5,220,000(a)	MTRO Commercial Mortgage Trust, Series 2019-TECH,
	Class C, 1.406% (1 Month USD LIBOR +
	130 bps), 12/15/33 (144A)	$ 5,206,801
3,662,523(a)	Natixis Commercial Mortgage Securities Trust, Series
	2018-FL1, Class MCR1, 2.456% (1 Month USD
	LIBOR + 235 bps), 6/15/35 (144A)	3,604,965
11,500,000(a)	Natixis Commercial Mortgage Securities Trust, Series
	2019-MILE, Class B, 1.906% (1 Month USD LIBOR
	+ 180 bps), 7/15/36 (144A)	11,518,495
6,847,638(a)	SLIDE, Series 2018-FUN, Class B, 1.356% (1 Month USD
	LIBOR + 125 bps), 6/15/31 (144A)	6,787,148
1,110,239(b)	Sutherland Commercial Mortgage Loans, Series
	2017-SBC6, Class A, 3.192%, 5/25/37 (144A)	1,104,206
4,374,433(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL,
	Class C, 1.604% (1 Month USD LIBOR +
	150 bps), 11/11/34 (144A)	4,357,986
10,150,000(a)	VMC Finance LLC, Series 2018-FL2, Class B, 1.458%
	(1 Month USD LIBOR + 135 bps), 10/15/35 (144A)	10,106,105
1,496,899(b)	WaMu Commercial Mortgage Securities Trust, Series
	2006-SL1, Class C, 2.216%, 11/23/43 (144A)	1,495,017
12,800,000(a)	Wells Fargo Commercial Mortgage Trust, Series
	2017-SMP, Class C, 1.431% (1 Month USD LIBOR +
	133 bps), 12/15/34 (144A)	12,635,958
13,125,000(a)	XCAL Mortgage Trust, Series 2019-1, Class A, 4.4%
	(1 Month USD LIBOR + 225 bps), 11/6/21 (144A)	13,198,747
14,200,000(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 4.05%
	(1 Month USD LIBOR + 240 bps), 1/22/23 (144A)	14,245,326
13,500,000(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 4.05%
	(1 Month USD LIBOR + 200 bps), 2/7/23 (144A)	13,539,949
4,375,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 4.25%
	(1 Month USD LIBOR + 325 bps), 10/15/23 (144A)	4,393,360
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $494,544,269)	$ 491,020,560
	CORPORATE BONDS — 29.5% of Net Assets
	Aerospace & Defense — 0.2%
10,000,000	Boeing Co., 1.167%, 2/4/23	$ 10,050,675
	Total Aerospace & Defense	$ 10,050,675
	Auto Manufacturers — 3.0%
6,575,000(a)	American Honda Finance Corp., 0.503% (3 Month
	USD LIBOR + 28 bps), 1/12/24	$ 6,573,428
3,960,000(a)	American Honda Finance Corp., 0.565% (3 Month
	USD LIBOR + 37 bps), 5/10/23	3,973,053
9,190,000(a)	American Honda Finance Corp., 0.733% (3 Month
	USD LIBOR + 54 bps), 6/27/22	9,240,242
12,323,000(a)	BMW US Capital LLC, 0.54% (SOFRRATE + 53 bps),
	4/1/24 (144A)	12,342,674

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 57

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	Auto Manufacturers — (continued)
2,015,000(a)	Ford Motor Credit Co. LLC, 1.104% (3 Month USD
	LIBOR + 88 bps), 10/12/21	$ 2,005,287
11,520,000	General Motors Financial Co., Inc., 4.375%, 9/25/21	11,733,277
11,000,000(a)	Nissan Motor Acceptance Corp., 0.825% (3 Month USD
	LIBOR + 64 bps), 3/8/24 (144A)	10,974,880
6,889,000(a)	PACCAR Financial Corp., 0.455% (3 Month USD
	LIBOR + 26 bps), 5/10/21	6,891,150
11,000,000(a)	Toyota Motor Credit Corp., 0.367% (SOFRRATE +
	33 bps), 1/11/24	11,030,683
22,255,000(a)	Toyota Motor Credit Corp., 0.505% (3 Month USD
	LIBOR + 28 bps), 4/13/21	22,256,951
14,245,000(a)	Volkswagen Group of America Finance LLC, 1.051%
	(3 Month USD LIBOR + 86 bps), 9/24/21 (144A)	14,297,265
5,550,000(a)	Volkswagen Group of America Finance LLC, 1.141%
	(3 Month USD LIBOR + 94 bps), 11/12/21 (144A)	5,578,529
11,255,000	Volkswagen Group of America Finance LLC, 2.5%,
	9/24/21 (144A)	11,377,831
6,460,000	Volkswagen Group of America Finance LLC, 2.9%,
	5/13/22 (144A)	6,630,815
	Total Auto Manufacturers	$ 134,906,065
	Banks — 16.5%
5,690,000(a)	ABN AMRO Bank NV, 0.76% (3 Month USD LIBOR +
	57 bps), 8/27/21 (144A)	$ 5,701,107
5,650,000	ABN AMRO Bank NV, 3.4%, 8/27/21 (144A)	5,720,069
9,450,000(a)	Bank of America Corp., 0.753% (SOFRRATE +
	73 bps), 10/24/24	9,493,470
23,289,000(a)	Bank of America Corp., 0.984% (3 Month USD LIBOR +
	79 bps), 3/5/24	23,518,087
5,237,000(a)	Bank of America Corp., 1.218% (3 Month USD LIBOR +
	100 bps), 4/24/23	5,281,686
15,152,000(a)	Bank of America Corp., 1.404% (3 Month USD LIBOR +
	118 bps), 10/21/22	15,241,949
2,082,000(a)	Bank of America Corp., 1.643% (3 Month USD LIBOR +
	142 bps), 4/19/21	2,083,150
16,000,000(a)	Bank of Montreal, 0.361% (SOFRRATE +
	35 bps), 12/8/23	16,000,640
3,185,000(a)	Bank of Montreal, 0.69% (SOFRRATE +
	68 bps), 3/10/23	3,212,391
3,138,000(a)	Bank of Nova Scotia, 0.664% (3 Month USD LIBOR +
	44 bps), 4/20/21	3,138,672
15,240,000(a)	Banque Federative du Credit Mutuel SA, 0.954%
	(3 Month USD LIBOR + 73 bps), 7/20/22 (144A)	15,352,533
2,620,000(a)	Banque Federative du Credit Mutuel SA, 1.184%
	(3 Month USD LIBOR + 96 bps), 7/20/23 (144A)	2,663,968
5,125,000	Banque Federative du Credit Mutuel SA, 2.125%,
	11/21/22 (144A)	5,266,684
12,008,000(a)	Barclays Plc, 1.624% (3 Month USD LIBOR +
	143 bps), 2/15/23	12,097,767

The accompanying notes are an integral part of these financial statements.
58 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	Banks — (continued)
6,050,000(a)	Barclays Plc, 1.85% (3 Month USD LIBOR +
	163 bps), 1/10/23	$ 6,102,489
4,490,000	Barclays Plc, 3.2%, 8/10/21	4,534,443
18,956,000(a)	BPCE SA, 1.402% (3 Month USD LIBOR + 122 bps),
	5/22/22 (144A)	19,153,142
7,030,000	BPCE SA, 3.0%, 5/22/22 (144A)	7,231,865
18,400,000(a)	Canadian Imperial Bank of Commerce, 0.41%
	(SOFRRATE + 40 bps), 12/14/23	18,419,315
5,890,000	Capital One NA, 2.95%, 7/23/21	5,923,534
16,729,000(a)	Citigroup, Inc., 1.178% (3 Month USD LIBOR +
	96 bps), 4/25/22	16,865,294
13,621,000(a)	Citigroup, Inc., 1.246% (3 Month USD LIBOR +
	107 bps), 12/8/21	13,699,820
9,220,000(a)	Citigroup, Inc., 1.392% (3 Month USD LIBOR +
	119 bps), 8/2/21	9,253,345
3,875,000(a)	Cooperatieve Rabobank UA, 0.645% (3 Month USD
	LIBOR + 43 bps), 4/26/21	3,876,172
2,350,000(a)	Cooperatieve Rabobank UA, 0.705% (3 Month USD
	LIBOR + 48 bps), 1/10/23	2,362,819
10,000,000(a)	Credit Suisse AG, 0.412% (SOFRRATE + 39 bps), 2/2/24	9,907,000
6,340,000(a)	Credit Suisse AG, 0.47% (SOFRRATE + 45 bps), 2/4/22	6,343,247
10,765,000(a)	Credit Suisse Group AG, 1.384% (3 Month USD LIBOR +
	120 bps), 12/14/23 (144A)	10,829,590
22,617,000(a)	Credit Suisse Group Funding Guernsey, Ltd., 2.513%
	(3 Month USD LIBOR + 229 bps), 4/16/21	22,632,321
10,770,000	Credit Suisse Group Funding Guernsey, Ltd.,
	3.45%, 4/16/21	10,779,988
6,457,000	Danske Bank A/S, 2.7%, 3/2/22 (144A)	6,589,669
4,046,000	Discover Bank, 3.2%, 8/9/21	4,076,545
5,000,000(a)	Goldman Sachs Group, Inc., 0.556% (SOFRRATE +
	54 bps), 11/17/23	4,994,717
5,000,000(a)	Goldman Sachs Group, Inc., 0.925% (3 Month USD
	LIBOR + 75 bps), 2/23/23	5,040,734
4,425,000(a)	Goldman Sachs Group, Inc., 1.325% (3 Month USD
	LIBOR + 111 bps), 4/26/22	4,427,527
2,725,000(a)	JPMorgan Chase & Co., 0.8% (3 Month USD LIBOR +
	61 bps), 6/18/22	2,727,332
11,800,000(a)	JPMorgan Chase & Co., 0.948% (3 Month USD LIBOR +
	73 bps), 4/23/24	11,898,294
5,000,000(a)	JPMorgan Chase & Co., 1.118% (3 Month USD LIBOR +
	90 bps), 4/25/23	5,037,634
18,025,000(a)	JPMorgan Chase & Co., 1.276% (3 Month USD LIBOR +
	110 bps), 6/7/21	18,041,205
11,294,000(a)	KeyBank NA, 0.35% (SOFRRATE + 34 bps), 1/3/24	11,289,971
2,905,000(a)	KeyBank NA, 0.865% (3 Month USD LIBOR +
	66 bps), 2/1/22	2,919,183
21,000,000(a)	Macquarie Bank, Ltd., 0.643% (3 Month USD LIBOR +
	45 bps), 8/6/21 (144A)	21,028,955

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 59

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
2,968,000(a)	Mitsubishi UFJ Financial Group, Inc., 0.865% (3 Month
	USD LIBOR + 65 bps), 7/26/21	$ 2,973,595
3,000,000(a)	Mitsubishi UFJ Financial Group, Inc., 0.876% (3 Month
	USD LIBOR + 70 bps), 3/7/22	3,014,838
25,302,000(a)	Mitsubishi UFJ Financial Group, Inc., 1.008% (3 Month
	USD LIBOR + 79 bps), 7/25/22	25,490,044
6,295,000(a)	Mizuho Financial Group, Inc., 1.034% (3 Month USD
	LIBOR + 85 bps), 9/13/23	6,346,538
7,505,000(a)	Mizuho Financial Group, Inc., 1.057% (3 Month USD
	LIBOR + 88 bps), 9/11/22	7,575,442
14,679,000(a)	Mizuho Financial Group, Inc., 1.13% (3 Month USD
	LIBOR + 94 bps), 2/28/22	14,782,502
13,675,000	Mizuho Financial Group, Inc., 2.632%, 4/12/21 (144A)	13,681,223
12,580,000(a)	Morgan Stanley, 1.152% (3 Month USD LIBOR +
	93 bps), 7/22/22	12,608,354
12,114,000(a)	PNC Bank NA, 0.672% (3 Month USD LIBOR +
	45 bps), 7/22/22	12,128,941
4,499,000(a)	PNC Bank NA, 0.713% (3 Month USD LIBOR +
	50 bps), 7/27/22	4,523,855
22,000,000(a)	Royal Bank of Canada, 0.33% (SOFRRATE +
	30 bps), 1/19/24	21,968,980
12,310,000(a)	Royal Bank of Canada, 0.682% (3 Month USD LIBOR +
	47 bps), 4/29/22	12,358,853
4,800,000	Royal Bank of Canada, 3.35%, 10/22/21 (144A)	4,882,706
9,220,000(a)	Santander UK Plc, 0.811% (3 Month USD LIBOR +
	62 bps), 6/1/21	9,229,127
15,252,000(a)	Skandinaviska Enskilda Banken AB, 0.829% (3 Month
	USD LIBOR + 65 bps), 12/12/22 (144A)	15,374,082
13,625,000	Skandinaviska Enskilda Banken AB, 3.25%,
	5/17/21 (144A)	13,675,276
11,850,000(a)	Standard Chartered Plc, 1.281% (SOFRRATE +
	125 bps), 10/14/23 (144A)	11,979,732
6,450,000(a)	Standard Chartered Plc, 1.383% (3 Month USD LIBOR +
	120 bps), 9/10/22 (144A)	6,476,823
4,232,000(a)	Sumitomo Mitsui Financial Group, Inc., 0.963% (3 Month
	USD LIBOR + 74 bps), 10/18/22	4,263,907
22,118,000(a)	Sumitomo Mitsui Financial Group, Inc., 1.004% (3 Month
	USD LIBOR + 78 bps), 7/12/22	22,284,366
6,570,000	Sumitomo Mitsui Financial Group, Inc., 2.058%, 7/14/21	6,603,143
5,265,000(a)	Toronto-Dominion Bank, 0.721% (3 Month USD LIBOR +
	53 bps), 12/1/22	5,304,423
1,000,000(a)	Toronto-Dominion Bank, 0.863% (3 Month USD LIBOR +
	64 bps), 7/19/23	1,010,701
1,035,000(a)	Toronto-Dominion Bank, 1.237% (3 Month USD LIBOR +
	100 bps), 4/7/21	1,035,064
25,014,000(a)	Truist Bank, 0.782% (3 Month USD LIBOR +
	59 bps), 5/17/22	25,155,220
5,800,000(a)	UBS AG, 0.378% (SOFRRATE + 36 bps), 2/9/24 (144A)	5,793,330

The accompanying notes are an integral part of these financial statements.
60 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	Banks — (continued)
8,110,000	UBS AG, 7.625%, 8/17/22	$ 8,839,614
16,208,000(a)	UBS Group AG, 1.735% (3 Month USD LIBOR +
	153 bps), 2/1/22 (144A)	16,414,443
1,800,000(a)	UBS Group AG, 2.014% (3 Month USD LIBOR +
	178 bps), 4/14/21 (144A)	1,800,797
15,218,000	UBS Group AG, 3.0%, 4/15/21 (144A)	15,229,783
14,665,000(a)	Wells Fargo & Co., 1.24% (3 Month USD LIBOR +
	103 bps), 7/26/21	14,707,944
5,332,000(a)	Wells Fargo & Co., 1.328% (3 Month USD LIBOR +
	111 bps), 1/24/23	5,372,427
6,430,000	Wells Fargo & Co., 4.6%, 4/1/21	6,430,000
6,430,000(a)	Wells Fargo Bank NA, 0.81% (3 Month USD LIBOR +
	62 bps), 5/27/22	6,435,793
	Total Banks	$ 736,510,189
	Diversified Financial Services — 1.0%
6,193,000(a)	American Express Co., 0.717% (3 Month USD LIBOR +
	53 bps), 5/17/21	$ 6,194,212
12,490,000(a)	American Express Co., 0.815% (3 Month USD LIBOR +
	61 bps), 8/1/22	12,563,066
1,400,000(a)	Aviation Capital Group LLC, 0.882% (3 Month USD
	LIBOR + 67 bps), 7/30/21 (144A)	1,398,538
15,850,000(a)	Capital One Financial Corp., 0.932% (3 Month USD
	LIBOR + 72 bps), 1/30/23	15,964,253
9,158,000(a)	Charles Schwab Corp., 0.502% (3 Month USD LIBOR +
	32 bps), 5/21/21	9,159,367
	Total Diversified Financial Services	$ 45,279,436
	Electric — 2.0%
6,440,000(a)	American Electric Power Co., Inc., 0.685% (3 Month
	USD LIBOR + 48 bps), 11/1/23	$ 6,449,366
9,175,000(a)	Dominion Energy, Inc., 0.714% (3 Month USD LIBOR +
	53 bps), 9/15/23	9,186,861
7,152,000(c)	Dominion Energy, Inc., 2.715%, 8/15/21	7,211,502
17,130,000	Dominion Energy, Inc., 2.75%, 1/15/22	17,407,709
39,321,000(a)	Duke Energy Corp., 0.698% (3 Month USD LIBOR +
	50 bps), 5/14/21 (144A)	39,341,152
3,553,000	Enel Finance International NV, 2.875%, 5/25/22 (144A)	3,643,606
6,600,000(a)	NextEra Energy Capital Holdings, Inc., 0.55%
	(SOFRRATE + 54 bps), 3/1/23	6,616,513
	Total Electric	$ 89,856,709
	Gas — 0.2%
6,225,000(a)	Eastern Energy Gas Holdings LLC, 0.784% (3 Month
	USD LIBOR + 60 bps), 6/15/21	$ 6,231,490
	Total Gas	$ 6,231,490

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 61

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	Insurance — 0.5%
1(d)	Ambac Assurance Corp., 5.1% (144A)	$ 1
2(a)	Ambac LSNI LLC, 6.0% (3 Month USD LIBOR +
	500 bps), 2/12/23 (144A)	2
3,980,000	Liberty Mutual Group, Inc., 5.0%, 6/1/21 (144A)	4,007,777
4,380,000(a)	Metropolitan Life Global Funding I, 0.603%
	(SOFRRATE + 57 bps), 1/13/23 (144A)	4,405,930
4,531,000(a)	New York Life Global Funding, 0.513% (3 Month USD
	LIBOR + 32 bps), 8/6/21 (144A)	4,536,120
9,350,000(a)	Northwestern Mutual Global Funding, 0.34%
	(SOFRRATE + 33 bps), 3/25/24 (144A)	9,354,855
	Total Insurance	$ 22,304,685
	Machinery-Construction & Mining — 0.4%
9,120,000(a)	Caterpillar Financial Services Corp., 0.582% (3 Month
	USD LIBOR + 39 bps), 5/17/21	$ 9,124,073
9,091,000(a)	Caterpillar Financial Services Corp., 0.929% (3 Month
	USD LIBOR + 74 bps), 5/13/22	9,156,277
	Total Machinery-Construction & Mining	$ 18,280,350
	Machinery-Diversified — 0.1%
2,000(a)	John Deere Capital Corp., 0.443% (3 Month USD
	LIBOR + 26 bps), 9/10/21	$ 2,002
4,500,000(a)	John Deere Capital Corp., 0.576% (3 Month USD
	LIBOR + 40 bps), 6/7/21	4,503,448
	Total Machinery-Diversified	$ 4,505,450
	Media — 0.6%
5,092,000(a)	Comcast Corp., 0.642% (3 Month USD LIBOR +
	44 bps), 10/1/21	$ 5,102,336
4,570,000(a)	NBCUniversal Enterprise, Inc., 0.638% (3 Month USD
	LIBOR + 40 bps), 4/1/21 (144A)	4,570,000
6,870,000(a)	Walt Disney Co., 0.441% (3 Month USD LIBOR +
	25 bps), 9/1/21	6,876,045
9,910,000(a)	Walt Disney Co., 0.581% (3 Month USD LIBOR +
	39 bps), 9/1/22	9,952,035
	Total Media	$ 26,500,416
	Oil & Gas — 1.2%
2,775,000(a)	BP Capital Markets Plc, 0.84% (3 Month USD LIBOR +
	65 bps), 9/19/22	$ 2,787,292
5,766,000(a)	BP Capital Markets Plc, 1.06% (3 Month USD LIBOR +
	87 bps), 9/16/21	5,786,361
7,045,000	Canadian Natural Resources, Ltd., 3.45%, 11/15/21	7,120,386
2,295,000(a)	Chevron Corp., 0.714% (3 Month USD LIBOR +
	53 bps), 3/3/22	2,304,043
16,885,000(a)	Chevron Corp., 1.103% (3 Month USD LIBOR +
	90 bps), 5/11/23	17,158,366
11,405,000(a)	Exxon Mobil Corp., 0.524% (3 Month USD LIBOR +
	33 bps), 8/16/22	11,442,261

The accompanying notes are an integral part of these financial statements.
62 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
Oil & Gas — (continued)
7,200,000(a)	Valero Energy Corp., 1.334% (3 Month USD LIBOR +
	115 bps), 9/15/23	$ 7,224,376
	Total Oil & Gas	$ 53,823,085
Pharmaceuticals — 2.3%
21,467,000(a)	AbbVie, Inc., 0.532% (3 Month USD LIBOR +
	35 bps), 5/21/21	$ 21,474,111
7,900,000(a)	AbbVie, Inc., 0.832% (3 Month USD LIBOR +
	65 bps), 11/21/22	7,948,521
7,317,000	AbbVie, Inc., 5.0%, 12/15/21	7,462,541
5,890,000	AmerisourceBergen Corp., 0.737%, 3/15/23	5,894,938
19,060,000(a)	Bayer US Finance II LLC, 0.831% (3 Month USD LIBOR +
	63 bps), 6/25/21 (144A)	19,074,293
12,890,000(a)	Becton Dickinson & Co., 1.206% (3 Month USD LIBOR +
	103 bps), 6/6/22	13,011,320
13,126,000(a)	Cardinal Health, Inc., 0.954% (3 Month USD LIBOR +
	77 bps), 6/15/22	13,220,717
15,430,000(a)	Zoetis, Inc., 0.622% (3 Month USD LIBOR +
	44 bps), 8/20/21	15,449,791
	Total Pharmaceuticals	$ 103,536,232
Pipelines — 0.4%
15,605,000(a)	MPLX LP, 1.285% (3 Month USD LIBOR +
	110 bps), 9/9/22	$ 15,613,087
	Total Pipelines	$ 15,613,087
Retail — 0.2%
6,365,000(a)	7-Eleven, Inc., 0.645% (3 Month USD LIBOR +
	45 bps), 8/10/22 (144A)	$ 6,371,529
	Total Retail	$ 6,371,529
Telecommunications — 0.5%
17,944,000(a)	AT&T, Inc., 1.191% (3 Month USD LIBOR +
	95 bps), 7/15/21	$ 17,990,538
5,471,000(a)	Verizon Communications, Inc., 0.51% (SOFRRATE +
	50 bps), 3/22/24	5,485,707
	Total Telecommunications	$ 23,476,245
Trucking & Leasing — 0.4%
5,010,000(a)	GATX Corp., 0.915% (3 Month USD LIBOR +
	72 bps), 11/5/21	$ 5,026,815
10,121,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	3.375%, 2/1/22 (144A)	10,307,645
2,870,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	3.65%, 7/29/21 (144A)	2,891,805
	Total Trucking & Leasing	$ 18,226,265
TOTAL CORPORATE BONDS
	(Cost $1,311,455,495)	$1,315,471,908

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 63

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
INSURANCE-LINKED SECURITIES — 2.2%
of Net Assets#
Event-Linked Bonds — 1.8%
Earthquakes – California — 0.1%
1,000,000(a)	Ursa Re, 5.245% (3 Month U.S. Treasury Bill +
	523 bps), 9/24/21 (144A)	$ 1,001,100
750,000(a)	Ursa Re, 5.765% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	759,450
4,000,000(a)	Ursa Re II, 3.765% (3 Month U.S. Treasury Bill +
	375 bps), 12/7/23 (144A)	4,088,400
$ 5,848,950
Earthquakes – Japan — 0.0%†
750,000(a)	Kizuna Re II, 1.89% (3 Month U.S. Treasury Bill +
	188 bps), 4/11/23 (144A)	$ 751,650
250,000(a)	Kizuna Re II, 2.515% (3 Month U.S. Treasury Bill +
	250 bps), 4/11/23 (144A)	250,800
700,000(a)	Nakama Re, 2.2% (6 Month USD LIBOR + 220 bps),
	10/13/21 (144A)	700,770
$ 1,703,220
Earthquakes – Mexico — 0.0%†
500,000(a)	International Bank for Reconstruction & Development,
3.604% (3 Month USD LIBOR + 350 bps),
	3/13/24 (144A)	$ 505,500
Earthquakes – U.S. — 0.0%†
1,000,000(a)	Torrey Pines Re Pte, 1.75% (3 Month U.S. Treasury Bill +
	400 bps), 6/7/24 (144A)	$ 999,900
Health – U.S. — 0.1%
3,500,000(a)	Vitality Re X, 1.765% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 3,482,500
1,750,000(a)	Vitality Re X, 2.015% (3 Month U.S. Treasury Bill +
	200 bps), 1/10/23 (144A)	1,715,000
$ 5,197,500
Inland Flood – U.S. — 0.0%†
500,000(a)	FloodSmart Re, 11.83% (1 Month U.S. Treasury Bill +
	1,183 bps), 3/7/22 (144A)	$ 499,950
Multiperil – Florida — 0.0%†
250,000(a)	Sanders Re II, 5.515% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/23 (144A)	$ 255,000
Multiperil – Japan — 0.0%†
250,000(a)	Akibare Re, 2.102% (3 Month USD LIBOR + 190 bps),
	4/7/22 (144A)	$ 251,000
500,000(a)	Akibare Re, 2.102% (3 Month USD LIBOR + 190 bps),
	4/7/22 (144A)	502,250
$ 753,250

The accompanying notes are an integral part of these financial statements.
64 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	Multiperil – U.S. — 0.6%
1,500,000(a)	Bonanza Re, 4.765% (3 Month U.S. Treasury Bill +
	475 bps), 2/20/24 (144A)	$ 1,513,500
250,000(a)	Bowline Re, Series Series 2018-1, 4.775% (3 Month U.S.
	Treasury Bill + 476 bps), 5/23/22 (144A)	253,025
625,000(a)	Caelus Re V, 0.515% (1 Month U.S. Treasury Bill +
	50 bps), 6/5/24 (144A)	50,000
500,000(a)	Caelus Re V, 3.205% (3 Month U.S. Treasury Bill +
	319 bps), 6/7/21 (144A)	350,000
750,000(a)	Caelus Re V, 4.045% (3 Month U.S. Treasury Bill +
	403 bps), 6/7/21 (144A)	375,000
750,000(a)	Caelus Re VI, 5.515% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/24 (144A)	769,650
4,500,000(a)	Easton Re Pte, 4.015% (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	4,529,250
500,000(a)	Fortius Re II, 3.42% (6 Month USD LIBOR +
	342 bps), 7/7/21 (144A)	502,000
1,750,000(a)	Four Lakes Re, 7.015% (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	1,739,675
500,000(a)	Herbie Re, 6.265% (3 Month U.S. Treasury Bill +
	625 bps), 1/28/25 (144A)	531,300
250,000(a)	Kilimanjaro Re, 4.978% (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	251,575
350,000(a)	Kilimanjaro II Re, 6.3% (6 Month USD LIBOR +
	630 bps), 4/20/21 (144A)	350,525
1,700,000(a)	Kilimanjaro II Re, 7.91% (6 Month USD LIBOR +
	791 bps), 4/21/22 (144A)	1,716,150
2,100,000(a)	Residential Reinsurance 2017, 3.285% (3 Month U.S.
	Treasury Bill + 327 bps), 6/6/21 (144A)	2,091,180
2,900,000(a)	Residential Reinsurance 2017, 5.945% (3 Month U.S.
	Treasury Bill + 593 bps), 12/6/21 (144A)	2,906,380
1,250,000(a)	Residential Reinsurance 2018, 3.375% (3 Month U.S.
	Treasury Bill + 336 bps), 6/6/22 (144A)	1,231,875
500,000(a)	Residential Reinsurance 2019, 4.665% (3 Month U.S.
	Treasury Bill + 465 bps), 6/6/23 (144A)	493,350
500,000(a)	Residential Reinsurance 2020, 5.515% (3 Month U.S.
	Treasury Bill + 550 bps), 6/6/24 (144A)	502,700
1,500,000(a)	Residential Reinsurance 2020, 6.265% (3 Month U.S.
	Treasury Bill + 625 bps), 12/6/24 (144A)	1,520,250
250,000(a)	Sanders Re, 2.93% (6 Month USD LIBOR + 293 bps),
	12/6/21 (144A)	249,275
1,000,000(a)	Spectrum Capital, Ltd., 5.75% (6 Month USD LIBOR +
	575 bps), 6/8/21 (144A)	1,004,600
1,000,000(a)	Sussex Capital UK Pcc Ltd., 7.765% (3 Month U.S.
	Treasury Bill + 775 bps), 1/8/25 (144A)	1,019,000
3,350,000(a)	Tailwind Re, 7.665% (3 Month U.S. Treasury Bill +
	765 bps), 1/8/22 (144A)	3,384,170
		$ 27,334,430

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 65

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. & Canada — 0.1%
2,500,000(a)	Hypatia, Ltd., 6.763% (3 Month U.S. Treasury Bill +
	675 bps), 6/7/23 (144A)	$ 2,648,750
1,000,000(a)	Hypatia, Ltd., 9.763% (3 Month U.S. Treasury Bill +
	975 bps), 6/7/23 (144A)	1,064,000
$ 3,712,750
Multiperil – U.S. Regional — 0.1%
1,750,000(a)	First Coast Re 2017-1 Ltd., 4.19% (3 Month U.S.
	Treasury Bill + 419 bps), 6/7/21 (144A)	$ 1,755,075
700,000(a)	First Coast Re II Pte, 5.66% (3 Month U.S. Treasury
	Bill + 566 bps), 6/7/23 (144A)	708,120
1,250,000(a)	Long Point Re III, 2.765% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	1,253,375
400,000(a)	Matterhorn Re, 5.015% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	390,360
$ 4,106,930
Multiperil – Worldwide — 0.1%
500,000(a)	Kendall Re, 5.283% (3 Month USD LIBOR + 525 bps),
	5/6/21 (144A)	$ 499,250
1,500,000(a)	Northshore Re II, 5.765% (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	1,536,000
$ 2,035,250
Pandemic – U.S. — 0.1%
3,000,000(a)	Vitality Re X, 1.515% (3 Month U.S. Treasury Bill +
	150 bps), 1/9/24 (144A)	$ 2,925,000
1,250,000(a)	Vitality Re XI, 1.815% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	1,218,125
$ 4,143,125
Windstorm – Florida — 0.1%
2,500,000(a)	Integrity Re, 4.05% (3 Month USD LIBOR +
	405 bps), 6/10/22 (144A)	$ 2,498,000
Windstorm – Japan — 0.0%†
1,500,000(a)	Aozora Re, 2.0% (6 Month USD LIBOR + 200 bps),
	4/7/21 (144A)	$ 1,500,000
Windstorm – Mexico — 0.0%†
500,000	International Bank for Reconstruction & Development,
	6.64%, 3/13/24	$ 505,500
Windstorm – Texas — 0.1%
1,000,000(a)	Alamo Re, 3.415% (3 Month U.S. Treasury Bill +
	340 bps), 6/7/21 (144A)	$ 1,001,200
2,500,000(a)	Alamo Re II, 5.765% (1 Month U.S. Treasury Bill +
	575 bps), 6/8/23 (144A)	2,613,750
$ 3,614,950

The accompanying notes are an integral part of these financial statements.
66 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	Windstorm – U.S. — 0.1%
2,000,000(a)	Bonanza Re, 4.765% (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 2,017,600
250,000(a)	Bowline Re, 8.865% (3 Month U.S. Treasury Bill +
	885 bps), 3/20/23 (144A)	256,275
		$ 2,273,875
	Windstorm – U.S. Regional — 0.3%
2,500,000	Matterhorn Re, 12/7/21 (144A)	$ 2,330,750
1,500,000(a)	Matterhorn Re, 4.386% (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	1,504,350
3,000,000(a)	Matterhorn Re, 5.636% (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	3,012,000
1,500,000(a)	Matterhorn Re, 6.265% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	1,513,200
250,000(a)	Matterhorn Re, 7.015% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	255,325
2,250,000(a)	Matterhorn Re, 10.015% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	2,320,875
2,000,000(a)	Matterhorn Re 2020-1, 7.515% (3 Month U.S. Treasury
	Bill + 750 bps), 12/7/21 (144A)	2,012,800
		$ 12,949,300
	Total Event-Linked Bonds	$ 80,437,380

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.3%
	Multiperil – Massachusetts — 0.1%
3,000,000+(e)(f)	Denning Re, 7/31/24	$ 3,003,004
	Multiperil – U.S. — 0.1%
500,000+(f)	Dingle Re 2019, 2/1/22	$ 10,263
250,000+(e)(f)	Dingle Re 2020, 12/31/21	258,623
4,000,000+(e)(f)	Port Royal Re 2019, 5/31/21	4,179,067
		$ 4,447,953
	Multiperil – U.S. Regional — 0.1%
2,750,000+(e)(f)	Ailsa Re 2019, 6/30/21	$ 2,915,473
	Multiperil – Worldwide — 0.0%†
1,000,000+(e)(f)	Cypress Re 2017, 1/31/22	$ 100
24,000+(f)	Limestone Re 2016-1, 8/31/21	1,999
40,000+(f)	Limestone Re 2016-1, 8/31/21	3,332
223,000+(e)(f)	Limestone Re, 2019-2, 3/1/23 (144A)	307,784
2,500,000+((e)(f)	Resilience Re, 5/1/21	250
2,000,000+(e)(f)	Resilience Re, 10/6/21 (144A)	200
		$ 313,665

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 67

Schedule of Investments | 3/31/21 (continued)

Face
Amount
USD ($)		Value
	Windstorm – Florida — 0.0%†
2,000,000+(e)(f)	Formby Re 2018, 2/28/22	$ 278,387
800,000+(e)(f)	Portrush Re 2017, 6/15/21	510,480
		$ 788,867
	Windstorm – U.S. Regional — 0.0%†
500,000+(e)(f)	Oakmont Re 2017, 4/30/21	$ 14,700
	Total Collateralized Reinsurance	$ 11,483,662
	Reinsurance Sidecars — 0.1%
	Multiperil – U.S. — 0.0%†
2,000,000+(e)(f)	Carnoustie Re 2017, 11/30/21	$ 263,600
1,100,000+(f)	Carnoustie Re 2019, 12/31/22	2,090
1,500,000+(e)(f)	Castle Stuart Re 2018, 12/1/21	46,874
2,000,000+(e)(g)	Harambee Re 2018, 12/31/21	7,200
4,000,000+(g)	Harambee Re 2019, 12/31/22	33,600
		$ 353,364
	Multiperil – Worldwide — 0.1%
2,000+(f)	Alturas Re 2019-1, 3/10/23 (144A)	$ 9,146
36,448+(g)	Alturas Re 2019-2, 3/10/22	96,802
2,500,000+(e)(f)	Bantry Re 2016, 3/31/22	201,500
2,000,000+(e)(f)	Bantry Re 2017, 3/31/22	116,882
2,000,000+(e)(f)	Bantry Re 2018, 12/31/21	22,800
4,000,000+(e)(f)	Bantry Re 2019, 12/31/22	135,855
1,250,000+(e)(f)	Berwick Re 2017-1, 2/1/22	41,375
5,120,164+(e)(f)	Berwick Re 2018-1, 12/31/21	491,956
3,658,035+(e)(f)	Berwick Re 2019-1, 12/31/22	437,135
1,500,000+(g)	Blue Lotus Re 2018, 12/31/21	46,050
75,000+(f)	Eden Re II, 3/22/22 (144A)	61,127
113,405+(f)	Eden Re II, 3/22/22 (144A)	89,565
4,000+(f)	Eden Re II, 3/22/23 (144A)	21,633
35,797+(f)	Eden Re II, 3/22/23 (144A)	207,090
1,300,000+(e)(f)	Gleneagles Re 2016, 11/30/21	40,560
2,118,314+(e)(f)	Gullane Re 2018, 12/31/21	361,093
2,000+(f)	Limestone Re 2018, 3/1/22	–
500,000+(g)	Lion Rock Re 2019, 1/31/22	20,250
4,000,000+(e)(g)	Lorenz Re 2018, 7/1/21	42,800
2,744,544+(e)(g)	Lorenz Re 2019, 6/30/22	128,994
3,000,000+(e)(f)	Merion Re 2018-2, 12/31/21	496,500
977,820+(g)	NCM Re 2019, 12/31/22	92,536
1,500,000+(f)	Pangaea Re 2016-2, 11/30/21	2,675
2,000,000+(e)(f)	Pangaea Re 2018-1, 12/31/21	42,109
4,000,000+(e)(f)	Pangaea Re 2018-3, 7/1/22	82,974
2,800,000+(e)(f)	Pangaea Re 2019-1, 2/1/23	58,345
2,941,254+(e)(f)	Pangaea Re 2019-3, 7/1/23	105,800

The accompanying notes are an integral part of these financial statements.
68 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
2,400,000+(e)(f)	Sector Re V, 12/1/23 (144A)	$ 562,702
1,861+(f)	Sector Re V, 3/1/24 (144A)	31,036
800,000+(e)(f)	Sector Re V, 3/1/24 (144A)	450,657
160,000+(e)(f)	Sector Re V, 12/1/24 (144A)	379,947
1,250,000+(e)(f)	St. Andrews Re 2017-1, 2/1/22	84,750
1,737,984+(e)(f)	St. Andrews Re 2017-4, 6/1/21	171,018
750,000+(e)(g)	Thopas Re 2018, 12/31/21	4,725
3,000,000+(e)(g)	Thopas Re 2019, 12/31/22	125,400
2,000,000+(e)(f)	Versutus Re 2018, 12/31/21	6,600
1,765,095+(f)	Versutus Re 2019-A, 12/31/21	32,831
1,434,906+(f)	Versutus Re 2019-B, 12/31/21	26,689
750,000+(e)(g)	Viribus Re 2018, 12/31/21	—
2,500,000+(e)(g)	Viribus Re 2019, 12/31/22	103,250
1,724,784+(e)(f)	Woburn Re 2018, 12/31/21	126,599
809,418+(e)(f)	Woburn Re 2019, 12/31/22	239,345
		$ 5,799,101
	Total Reinsurance Sidecars	$ 6,152,465
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $100,160,989)	$ 98,073,507

Principal
Amount
USD ($)
	MUNICIPAL BOND — 0.0%† of Net
	Assets(h)
	Municipal Student Loan — 0.0%†
29,549(a)	Louisiana Public Facilities Authority, Student Loan
	Backed, Series A, 1.118% (3 Month USD LIBOR +
	90 bps), 4/26/27	$ 29,598
	Total Municipal Student Loan	$ 29,598
	TOTAL MUNICIPAL BOND
	(Cost $29,668)	$ 29,598
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 5.0% of Net Assets*(a)
	Aerospace & Defense — 0.1%
2,400,024	American Airlines, Inc., 2018 Replacement Term
	Loan, 1.859% (LIBOR + 175 bps), 6/27/25	$ 2,127,451
995,000	MAG DS Corp., Initial Term Loan, 6.5% (LIBOR +
	550 bps), 4/1/27	977,588
736,875	MRO Holdings, Inc., Initial Term Loan, 5.203% (LIBOR +
	500 bps), 6/4/26	716,611
797,086(i)	Peraton Corp., Additional Term Loan, 2/1/28	798,417
452,914	Peraton Corp., First Lien Term B Loan, 4.5% (LIBOR +
	375 bps), 2/1/28	453,103

 The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 69

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
Aerospace & Defense — (continued)
997,500	Spirit Aerosystems, Inc. (fka Mid-Western Aircraft
Systems, Inc & Onex Wind Finance LP.), Initial Term
	Loan, 6.0% (LIBOR + 525 bps), 1/15/25	$ 1,006,228
85,247	United Airlines, Inc., Refinanced Term Loan, 1.865%
	(LIBOR + 175 bps), 4/1/24	83,009
	Total Aerospace & Defense	$ 6,162,407
All Other — 0.0%†
1,000,000(i)	Adevinta ASA Facility B2, Term Loan, 10/22/27	$ 1,002,031
	Total All Other	$ 1,002,031
Automobile — 0.2%
2,000,000	Dana, Inc., 2018 New Term Loan B Advance, 2.359%
	(LIBOR + 225 bps), 2/27/26	$ 1,996,750
2,000,000	Goodyear Tire & Rubber Co., Second Lien Term Loan,
	2.12% (LIBOR + 200 bps), 3/3/25	1,951,250
1,166,667	Highline Aftermarket Acquisition LLC, First Lien Initial
	Term Loan, 5.25% (LIBOR + 450 bps), 11/9/27	1,171,042
1,989,744	Navistar, Inc., Tranche B Term Loan, 3.62% (LIBOR +
	350 bps), 11/6/24	1,992,977
291,667	Visteon Corp., New Term Loan, 1.869% (LIBOR +
	175 bps), 3/25/24	289,965
265,844	Wabash National Corp., Initial Term Loan, 4.0%
	(LIBOR + 325 bps), 9/28/27	266,176
	Total Automobile	$ 7,668,160
Automotive — 0.0%†
498,709	IXS Holdings, Inc., Initial Term Loan, 5.0% (LIBOR +
	425 bps), 3/5/27	$ 499,644
1,000,000(i)	Trinseo Materials Operating SCA (fka Styron S.a.r.l),
	Term Loan, 3/17/28	991,250
	Total Automotive	$ 1,490,894
Beverage, Food & Tobacco — 0.0%†
985,000	US Foods, Inc. (aka U.S. Foodservice, Inc.), Incremental
B-2019 Term Loan, 2.109% (LIBOR +
	200 bps), 9/13/26	$ 967,558
	Total Beverage, Food & Tobacco	$ 967,558
Broadcasting & Entertainment — 0.1%
1,087,297	Gray Television, Inc., Term B-2 Loan, 2.365% (LIBOR +
	225 bps), 2/7/24	$ 1,082,114
4,000,001	Gray Television, Inc., Term C Loan, 2.615% (LIBOR +
	250 bps), 1/2/26	3,976,877
	Total Broadcasting & Entertainment	$ 5,058,991
Building Materials — 0.1%
1,091,190	Circor International, Inc., New Term Loan, 4.25%
	(LIBOR + 325 bps), 12/11/24	$ 1,080,505

The accompanying notes are an integral part of these financial statements.
70 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	Building Materials — (continued)
500,000(i)	Cornerstone Building Brands, Inc., Term
	Loan B, 4/12/28	$ 498,125
2,711,932	Summit Materials LLC, New Term Loan, 2.109%
	(LIBOR + 200 bps), 11/21/24	2,707,411
	Total Building Materials	$ 4,286,041
	Buildings & Real Estate — 0.1%
1,321,521	Beacon Roofing Supply, Inc., Initial Term Loan, 2.359%
	(LIBOR + 225 bps), 1/2/25	$ 1,316,359
1,250,000	Potters Industries LLC, Initial Term Loan, 4.203%
	(LIBOR + 400 bps), 12/14/27	1,253,125
2,100,000	VICI Properties 1 LLC, Term B Loan, 1.861% (LIBOR +
	175 bps), 12/20/24	2,078,563
632,307	WireCo WorldGroup, Inc. (WireCo WorldGroup
	Finance LP), First Lien Initial Term Loan, 6.0% (LIBOR +
	500 bps), 9/29/23	618,476
	Total Buildings & Real Estate	$ 5,266,523
	Chemicals — 0.2%
2,044,875	Avantor Funding, Inc., Incremental B-4 Dollar Term
	Loan, 3.25% (LIBOR + 225 bps), 11/8/27	$ 2,048,198
1,984,887	Element Solutions, Inc. (Macdermid, Inc.), Tranche
	B-1 Term Loan, 2.109% (LIBOR + 200 bps), 1/31/26	1,976,824
1,000,000	Gemini HDPE LLC, 2027 Advance, 3.5% (LIBOR +
	300 bps), 12/31/27	998,750
1,000,000	INEOS Styrolution Group GmbH, 2026 Tranche B Dollar
	Term Loan, 3.25% (LIBOR + 275 bps), 1/29/26	997,750
2,478,043	Tronox Finance LLC, First Lien Refinancing Term Loan,
	2.648% (LIBOR + 250 bps), 3/10/28	2,467,201
1,500,000(i)	W. R. Grace & Co., USD Term Loan B, 3/30/28	1,494,375
	Total Chemicals	$ 9,983,098
	Chemicals, Plastics & Rubber — 0.2%
2,382,866	Axalta Coating Systems Dutch Holding B BV (Axalta
	Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar
	Loan, 1.953% (LIBOR + 175 bps), 6/1/24	$ 2,374,781
6,405,298	Berry Global, Inc. (fka Berry Plastics Corp), Term Z
	Loan, 1.898% (LIBOR + 175 bps), 7/1/26	6,363,247
364,463	Pactiv Evergreen, Inc., Tranche B-1 US Term Loan,
	2.859% (LIBOR + 275 bps), 2/5/23	363,865
1,278,786	PQ Corp., Third Amendment Tranche B-1 Term Loan,
	2.462% (LIBOR + 225 bps), 2/7/27	1,271,592
57	Twist Beauty International Holdings S.A., Facility B2,
	4.0% (LIBOR + 300 bps), 4/22/24	55
	Total Chemicals, Plastics & Rubber	$ 10,373,540

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 71

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
Computers & Electronics — 0.3%
2,600,000	Ahead DB Holdings LLC, First Lien Initial Term Loan,
	6.0% (LIBOR + 500 bps), 10/18/27	$ 2,608,125
500,000	athenahealth, Inc., First Lien Term B-1 Loan, 4.453%
	(LIBOR + 425 bps), 2/11/26	501,875
580,000	Celestica, Inc., Incremental Term B-2 Loan, 2.609%
	(LIBOR + 250 bps), 6/27/25	579,275
500,000	Endurance International Group Holdings, Inc., Initial
	Term Loan, 4.25% (LIBOR + 350 bps), 2/10/28	498,646
750,000	Energizer Holdings, Inc., 2020 Term Loan, 2.75%
	(LIBOR + 225 bps), 12/22/27	749,414
2,543,625	LogMeIn, Inc., First Lien Initial Term Loan, 4.854%
	(LIBOR + 475 bps), 8/31/27	2,540,672
3,432,330	NCR Corp., Initial Term Loan, 2.72% (LIBOR +
	250 bps), 8/28/26	3,415,168
1,090,000	Pitney Bowes, Inc., Refinancing Tranche B Term Loan,
	4.11% (LIBOR + 400 bps), 3/17/28	1,089,546
	Total Computers & Electronics	$ 11,982,721
Construction & Building — 0.0%†
500,000	Pike Corp., 2028 Initial Term Loan, 3.13% (LIBOR +
	300 bps), 1/21/28	$ 499,375
	Total Construction & Building	$ 499,375
Consumer Durable — 0.0%†
1,625,000	ADS Tactical, Inc., Initial Term Loan, 6.75% (LIBOR +
	575 bps), 3/19/26	$ 1,616,875
	Total Consumer Durable	$ 1,616,875
Consumer Services — 0.0%†
930,513	Prime Security Services Borrower LLC (aka Protection 1
Security Solutions), First Lien 2021 Refinancing
Term B-1 Loan, 3.5% (LIBOR +
	275 bps), 9/23/26	$ 927,190
	Total Consumer Services	$ 927,190
Diversified & Conglomerate Manufacturing — 0.0%†
904,422	Delos Finance S.a.r.l., New Term Loan, 3.200%
	(LIBOR + 175 bps), 10/6/23	$ 903,787
	Total Diversified & Conglomerate Manufacturing	$ 903,787
Diversified & Conglomerate Service — 0.2%
997,500	Albany Molecular Research, Inc., First Lien 2020 Term
	Loan, 4.5% (LIBOR + 350 bps), 8/30/24	$ 1,000,305
1,980,769	Avis Budget Car Rental LLC, New Tranche B Term
	Loan, 2.36% (LIBOR + 225 bps), 8/6/27	1,937,234
952,156	Change Healthcare Holdings LLC, Closing Date Term
	Loan, 3.5% (LIBOR + 250 bps), 3/1/24	952,037
36,364(i)	Convergint Technologies LLC, Delayed Draw Term
	Loan, 3/18/28	50,191

The accompanying notes are an integral part of these financial statements.
72 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	Diversified & Conglomerate Service — (continued)
173,636(i)	Convergint Technologies LLC, Term Loan, 3/18/28	$ 172,877
461,273	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75%
	(LIBOR + 475 bps), 9/29/23	444,840
1,000,000(i)	Edelman Financial Center LLC (fka Flight Debt Merger
	Sub, Inc.), First Lien 2021 Initial Term Loan, 4/7/28	995,940
1,930,000	Iqvia, Inc. (Quintiles IMS), Incremental Term B-2 Dollar
	Loan, 1.859% (LIBOR + 175 bps), 1/17/25	1,921,556
1,475,298	Outfront Media Capital LLC (Outfront Media Capital
	Corp.), Extended Term Loan, 1.861% (LIBOR +
	175 bps), 11/18/26	1,457,779
997,403	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	930,790
	Total Diversified & Conglomerate Service	$ 9,863,549
	Diversified Natural Resources & Precious Metals — 0.0%†
997,500	84 Lumber Co., Term B-1 Loan, 3.75% (LIBOR +
	300 bps), 11/13/26	$ 998,996
	Total Diversified Natural Resources & Precious Metals	$ 998,996
	Electronics — 0.3%
694,750	BY Crown Parent LLC, Initial B-1 Term Loan, 4.0%
	(LIBOR + 300 bps), 2/2/26	$ 696,053
1,340,173	Dell International LLC (EMC Corp.), Refinancing
	Term B-2 Loan, 2.0% (LIBOR + 175 bps), 9/19/25	1,340,652
748,125	Flexera Software LLC (fka Flexera Software, Inc.), First
	Lien Term B-1 Loan, 4.5% (LIBOR +
	375 bps), 3/3/28	750,463
400,000	Rackspace Technology Global, Inc., First Lien 2021
	Term B Loan, 3.5% (LIBOR + 275 bps), 2/15/28	397,350
1,704,681	Science Applications International Corp., Tranche B2
	Term Loan, 1.984% (LIBOR + 188 bps), 3/12/27	1,707,451
3,561,751	Scientific Games International, Inc., Initial Term B-5
	Loan, 2.859% (LIBOR + 275 bps), 8/14/24	3,497,639
500,000	Spectrum Brands, Inc., 2021 Term Loan, 2.5% (LIBOR +
	200 bps), 3/3/28	499,479
1,000,000	Ultra Clean Holdings, Inc., Term Loan, 3.859% (LIBOR +
	375 bps), 8/27/25	1,003,750
1,989,664	Verint Systems, Inc., Refinancing Term Loan, 2.115%
	(LIBOR + 200 bps), 6/28/24	1,989,664
1,166,806	Western Digital Corp., US Term B-4 Loan, 1.865%
	(LIBOR + 175 bps), 4/29/23	1,168,056
	Total Electronics	$ 13,050,557
	Entertainment & Leisure — 0.1%
1,488,750	Carnival Corp., Initial Advance, 8.5% (LIBOR +
	750 bps), 6/30/25	$ 1,540,856
500,000	Churchill Downs, Inc., 2021 Incremental Term B
	Loan, 2.12% (LIBOR + 200 bps), 3/17/28	498,750

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 73

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
Entertainment & Leisure — (continued)
660,000(i)	Enterprise Development Authority, Term
	Loan B, 2/18/28	$ 662,888
847,875	Great Outdoors Group LLC, Term B-1 Loan, 5.0%
	(LIBOR + 425 bps), 3/6/28	849,288
1,250,000	Resideo Funding, Inc., Initial Term Loan, 2.75%
	(LIBOR + 225 bps), 2/11/28	1,250,000
	Total Entertainment & Leisure	$ 4,801,782
Environmental Services — 0.1%
1,327,488	GFL Environmental, Inc., 2020 Refinancing Term Loan,
	3.5% (LIBOR + 300 bps), 5/30/25	$ 1,329,621
750,000	WIN Waste Innovations Holdings, Inc., Initial Term
	Loan, 0.0%, 3/24/28	748,751
	Total Environmental Services	$ 2,078,372
Financial Services — 0.2%
1,985,000	Cardtronics USA, Inc., Initial Term Loan, 5.0% (LIBOR +
	400 bps), 6/29/27	$ 1,989,962
2,500,000	Citadel Securities LP, 2021 Term Loan, 2.609% (LIBOR +
	250 bps), 2/2/28	2,477,075
487,517	EFS Cogen Holdings I LLC, Term B Loan Advance,
	4.5% (LIBOR + 350 bps), 10/1/27	486,516
950,000(i)	Hudson River Trading LLC, Term Loan, 3/20/28	942,875
1,802,036	Trans Union LLC, 2019 Replacement Term B-5 Loan,
	1.859% (LIBOR + 175 bps), 11/16/26	1,791,775
	Total Financial Services	$ 7,688,203
Forest Products — 0.1%
1,000,000	ProAmpac PG Borrower LLC, First Lien 2020-1 Term
	Loan, 5.0% (LIBOR + 400 bps), 11/3/25	$ 1,000,500
2,600,000(i)	Schweitzer-Mauduit International, Inc., Term
	Loan B, 1/27/28	2,596,750
	Total Forest Products	$ 3,597,250
Gaming & Hotels — 0.0%†
850,000(i)	Playtika Holding Corp., Term B-1 Loan, 3/13/28	$ 846,206
	Total Gaming & Hotels	$ 846,206
Healthcare — 0.3%
1,000,000	ADMI Corp. (aka Aspen Dental) Amendment No. 4,
Refinancing Term Loan, 3.75% (LIBOR +
	325 bps), 12/23/27	$ 992,361
1,061,053	Alkermes, Inc., 2026 Term Loan, 3.0% (LIBOR +
	250 bps), 3/12/26	1,061,053
500,000	CNT Holdings I Corp, First Lien Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 11/8/27	499,375
2,509,946	Grifols Worldwide Operations, Ltd., Dollar Tranche B
	Term Loan, 2.081% (LIBOR + 200 bps), 11/15/27	2,485,132

The accompanying notes are an integral part of these financial statements.
74 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
Healthcare — (continued)
1,150,000	Horizon Therapeutics USA, Inc., Incremental Term
	B-2 Loan, 2.5% (LIBOR + 200 bps), 3/15/28	$ 1,148,083
2,358,343	Horizon Therapeutics USA, Inc., Seventh Amendment
Refinancing Term Loan, 2.125% (LIBOR +
	200 bps), 5/22/26	2,357,360
1,250,000(i)	Phoenix Guarantor, Inc. (aka Brightspring), Term Loan,
	3/5/26	1,244,140
1,003,731	Service Logic Acquisition, Inc., First Lien Closing Date
Initial Term Loan, 4.75% (LIBOR +
	400 bps), 10/29/27	1,004,986
1,200,000	Sotera Health Holdings LLC, Refinancing, First Lien
	Term Loan, 3.25% (LIBOR + 275 bps), 12/11/26	1,198,500
	Total Healthcare	$ 11,990,990
Healthcare & Pharmaceuticals — 0.1%
965,000	Alphabet Holding Co., Inc. (aka Nature’s Bounty),
First Lien Initial Term Loan, 3.609% (LIBOR +
	350 bps), 9/26/24	$ 959,745
2,197,000	Milano Acquisition Corp., First Lien Term B Loan, 4.75%
	(LIBOR + 400 bps), 10/1/27	2,189,014
1,494,266	NMN Holdings III Corp., First Lien Closing Date Term
	Loan, 3.609% (LIBOR + 350 bps), 11/13/25	1,479,323
320,884	NMN Holdings III Corp., First Lien Delayed Draw Term
	Loan, 3.609% (LIBOR + 350 bps), 11/13/25	317,675
214,835	Prestige Brands, Inc., Term B-4 Loan, 2.109% (LIBOR +
	200 bps), 1/26/24	214,969
	Total Healthcare & Pharmaceuticals	$ 5,160,726
Healthcare, Education & Childcare — 0.2%
1,019,455	ATI Holdings Acquisition, Inc., First Lien Initial Term
	Loan, 3.703% (LIBOR + 350 bps), 5/10/23	$ 1,019,773
2,062,500	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
International, Inc.), First Incremental Term
	Loan, 2.859% (LIBOR + 275 bps), 11/27/25	2,054,172
2,332,421	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
International, Inc.), Initial Term Loan, 3.109%
	(LIBOR + 300 bps), 6/2/25	2,327,262
1,470,000	Vizient, Inc., Term B-6 Loan, 2.109% (LIBOR +
	200 bps), 5/6/26	1,459,342
	Total Healthcare, Education & Childcare	$ 6,860,549
Home Furnishings — 0.0%†
498,750	Weber-Stephen Products LLC, Initial Term B Loan,
	4.0% (LIBOR + 325 bps), 10/30/27	$ 499,218
	Total Home Furnishings	$ 499,218
Hotel, Gaming & Leisure — 0.2%
1,197,069	1011778 B.C. Unlimited Liability Co. (New Red Finance,
Inc.) (aka Burger King/Tim Hortons), Term B-4 Loan,
	1.859% (LIBOR + 175 bps), 11/19/26	$ 1,177,724

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 75

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	Hotel, Gaming & Leisure — (continued)
1,975,991	Boyd Gaming Corp., Refinancing Term B Loan,
	2.331% (LIBOR + 225 bps), 9/15/23	$ 1,974,420
1,496,134	Caesars Resort Collection LLC, Term B Loan,
	2.859% (LIBOR + 275 bps), 12/23/24	1,474,627
1,643,029	Flutter Entertainment Plc, USD Term Loan,
	3.703% (LIBOR + 350 bps), 7/10/25	1,648,163
1,499,668	Station Casinos LLC, Term B-1 Facility Loan, 2.5%
	(LIBOR + 225 bps), 2/8/27	1,478,779
	Total Hotel, Gaming & Leisure	$ 7,753,713
	Insurance — 0.2%
982,500	Alliant Holdings Intermediate LLC, 2019 New Term
	Loan, 3.359% (LIBOR + 325 bps), 5/9/25	$ 972,061
1,194,350	Asurion LLC (fka Asurion Corp.) New B-8 Term Loan,
	3.359% (LIBOR + 325 bps), 12/23/26	1,188,130
4,224,360	Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
	3.109% (LIBOR + 300 bps), 11/3/24	4,213,140
1,000,000	Asurion LLC (fka Asurion Corp.), New B-9 Term Loan,
	3.359% (LIBOR + 325 bps), 7/31/27	993,854
382,498	Confie Seguros Holding II Co., Term B Loan, 5.75%
	(LIBOR + 475 bps), 4/19/22	378,025
487,998	Integro Parent, Inc., First Lien Initial Term Loan, 6.75%
	(LIBOR + 575 bps), 10/31/22	480,068
337,750	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
	Loan, 3.203% (LIBOR + 300 bps), 5/16/24	334,282
	Total Insurance	$ 8,559,560
	Leasing — 0.1%
498,750	Avolon TLB Borrower 1 (US) LLC Term B-5 Loan,
	3.25% (LIBOR + 250 bps), 12/1/27	$ 499,408
1,144,959	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan,
	2.5% (LIBOR + 175 bps), 1/15/25	1,142,592
1,371,636	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan,
	2.25% (LIBOR + 150 bps), 2/12/27	1,357,835
1,051,669	Fly Funding II S.a.r.l., Replacement Term Loan, 1.95%
	(LIBOR + 175 bps), 8/11/25	1,034,579
970,000	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
	Tranche B-1 Term Loan, 3.94% (LIBOR +
	375 bps), 9/11/23	963,635
	Total Leasing	$ 4,998,049
	Leisure & Entertainment — 0.1%
498,750	E.W. Scripps Co., Term Loan B3, 3.75% (LIBOR +
	300 bps), 1/7/28	$ 497,859
1,220,288	Fitness International LLC, Term B Loan, 4.25% (LIBOR +
	325 bps), 4/18/25	1,127,394
500,000	WMG Acquisition Corp., First Lien Term Loan, 2.234%
	(LIBOR + 213 bps), 1/20/28	498,646
	Total Leisure & Entertainment	$ 2,123,899

The accompanying notes are an integral part of these financial statements.
76 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
Machinery — 0.1%
95,197	Clark Equipment Co. (aka Doosan Bobcat, Inc.),
Repriced 2019 Term Loan, 1.953% (LIBOR +
	175 bps), 5/18/24	$ 94,557
1,234,571	CTC AcquiCo GmbH, Facility B2, 2.94% (LIBOR +
	275 bps), 3/7/25	1,206,794
139,717	Gardner Denver, Inc., 2020 GDI Tranche B-2 Dollar
	Term Loan, 1.859% (LIBOR + 175 bps), 3/1/27	138,319
290,487	Terex Corp., Incremental US Term Loan, 2.75%
	(LIBOR + 200 bps), 1/31/24	290,306
	Total Machinery	$ 1,729,976
Media — 0.1%
1,338,723	CSC Holdings LLC (fka CSC Holdings, Inc.
(Cablevision)), October 2018 Incremental Term Loan,
	2.356% (LIBOR + 225 bps), 1/15/26	$ 1,322,945
2,175,000	Ziggo Financing Partnership, Term Loan I Facility,
	2.606% (LIBOR + 250 bps), 4/30/28	2,155,819
	Total Media	$ 3,478,764
Metals & Mining — 0.1%
860,223	Atkore International, Inc., First Lien Initial Incremental
	Term Loan, 3.75% (LIBOR + 275 bps), 12/22/23	$ 867,445
850,000(i)	Harsco Corp., Term Loan, 3/5/28	845,042
1,817,741	Phoenix Guarantor, Inc. (aka Brightspring), First Lien
Tranche B-1 Term Loan, 3.361% (LIBOR +
	325 bps), 3/5/26	1,806,190
	Total Metals & Mining	$ 3,518,677
Oil & Gas — 0.1%
3,552,089	Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
Initial Term Loan, 3.359% (LIBOR +
	325 bps), 9/29/25	$ 3,543,209
500,000	Murphy Oil USA, Inc., Tranche B Term Loan, 2.25%
	(LIBOR + 175 bps), 1/31/28	502,500
992,153	Traverse Midstream Partners LLC, Advance Term Loan,
	6.5% (LIBOR + 550 bps), 9/27/24	987,605
	Total Oil & Gas	$ 5,033,314
Personal, Food & Miscellaneous Services — 0.0%†
1,209,688	Option Care Health, Inc., Term B Loan, 3.859%
	(LIBOR + 375 bps), 8/6/26	$ 1,207,419
	Total Personal, Food & Miscellaneous Services	$ 1,207,419
Printing & Publishing — 0.0%†
1,195,594	Red Ventures LLC (New Imagitas, Inc.), First Lien
	Term B-2 Loan, 2.609% (Libor + 250 bps), 11/8/24	$ 1,165,828
	Total Printing & Publishing	$ 1,165,828

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 77

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	Professional & Business Services — 0.3%
1,970,000	Amentum Government Services Holdings LLC, First
	Lien Tranche 2 Term Loan, 5.5% (LIBOR +
	475 bps), 1/29/27	$ 1,977,388
1,000,000	Ankura Consulting Group LLC, First Lien Closing
	Date Term Loan, 5.25% (LIBOR + 450 bps), 3/17/28	998,750
985,000	Clear Channel Outdoor Holdings, Inc., Term B Loan,
	3.712% (LIBOR + 350 bps), 8/21/26	948,854
2,912,697	Elanco Animal Health, Inc., Term Loan, 1.865%
	(LIBOR + 175 bps), 8/1/27	2,878,109
498,734	Ensemble RCM LLC, Closing Date Term Loan, 3.962%
	(LIBOR + 375 bps), 8/3/26	498,630
332,496	First Advantage Holdings LLC, First Lien Term B-1
	Loan, 3.109% (LIBOR + 300 bps), 1/31/27	330,418
1,228,125	MYOB US Borrower LLC, First Lien Initial US Term Loan,
	4.109% (LIBOR + 400 bps), 5/6/26	1,220,449
1,568,995	Nielsen Finance LLC, Dollar Term B-5 Loan, 4.75%
	(LIBOR + 375 bps), 6/4/25	1,578,017
1,000,000	Petco Health & Wellness Co., Inc., First Lien Initial Term
	Loan, 4.0% (LIBOR + 325 bps), 3/3/28	996,964
416,667	PPD, Inc., Initial Term Loan, 2.75% (LIBOR +
	225 bps), 1/13/28	415,397
746,250	Pre-Paid Legal Services, Inc. (aka LegalShield), First
	Lien New Term Loan, 4.75% (LIBOR + 400 bps), 5/1/25	750,448
500,000(i)	Verscend Holding Corp., Term B-1 Loan, 8/27/25	500,000
861,182	Victory Capital Holdings, Inc., Tranche B-2 Term Loan,
	2.439% (LIBOR + 225 bps), 7/1/26	854,185
	Total Professional & Business Services	$ 13,947,609
	Retailing — 0.1%
1,592,000	Asplundh Tree Expert LLC, Amendment No. 1 Term
	Loan, 1.859% (LIBOR + 175 bps), 9/7/27	$ 1,589,868
1,500,000(i)	Garrett LX I S.a.r.l., Term Loan B, 3/5/28	1,490,625
1,852,709	KFC Holding Co. (aka Yum! Brands), 2021 Term B
	Loan, 1.856% (LIBOR + 175 bps), 3/15/28	1,856,183
500,000	New Trojan Parent, Inc., First Lien Initial Term Loan,
	3.75% (LIBOR + 325 bps), 1/6/28	498,230
750,000	PetSmart LLC, Initial Term Loan, 4.5% (LIBOR +
	375 bps), 2/11/28	749,887
	Total Retailing	$ 6,184,793
	Securities & Trusts — 0.0%†
1,000,000(i)	CCRR Parent, Inc., First Lien Initial Term Loan, 3/6/28	$ 1,003,125
288,771	RPI Intermediate Finance Trust, Term B-1 Term Facility,
	1.859% (LIBOR + 175 bps), 2/11/27	288,455
	Total Securities & Trusts	$ 1,291,580

The accompanying notes are an integral part of these financial statements.
78 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	Telecommunications — 0.4%
2,474,752	Ciena Corp., Refinancing Term Loan, 1.861% (LIBOR +
	175 bps/PRIME + 75 bps + 175 bps), 9/26/25	$ 2,479,393
2,415,258	Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
	Tranche B-2 Term Loan, 1.859% (LIBOR +
	175 bps), 2/15/24	2,399,887
1,240,625	Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
	Tranche B-4 Term Loan, 2.109% (LIBOR +
	200 bps), 8/10/27	1,235,004
3,990,234	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	1.859% (LIBOR + 175 bps), 3/1/27	3,944,630
4,996,800	Lumen Technologies, Inc. Term B Loan, 2.359%
	(LIBOR + 225 bps), 3/15/27	4,945,662
1,484,673	Virgin Media Bristol LLC, N Facility, 2.606% (LIBOR +
	250 bps), 1/31/28	1,473,453
1,025,000(i)	Virgin Media Bristol LLC, Term Q Loan, 1/31/29	1,024,634
1,050,000(i)	Windstream Services II LLC, Initial Term Loan, 9/21/27	1,052,625
	Total Telecommunications	$ 18,555,288
	Transportation — 0.1%
1,000,000	Daseke Cos., Inc., 2021 Initial Term Loan, 4.75%
	(LIBOR + 400 bps), 3/9/28	$ 1,002,500
2,394,875	Envision Healthcare Corp., Initial Term Loan, 3.859%
	(LIBOR + 375 bps), 10/10/25	2,069,905
64,381	Syncreon Group BV, Second Out Term Loan, 7.0%
	(LIBOR + 600 bps), 4/1/25	64,461
	Total Transportation	$ 3,136,866
	Utilities — 0.2%
1,030,159	APLP Holdings, Ltd. Partnership, Term Loan, 3.5%
	(LIBOR + 250 bps), 4/14/25	$ 1,029,301
749,813	Calpine Construction Finance Co., LP, Term B Loan,
	2.109% (LIBOR + 200 bps), 1/15/25	741,190
492,500	Calpine Corp., Term Loan, 2.109% (LIBOR +
	200 bps), 8/12/26	487,917
1,923,303	Compass Power Generation, LLC, Tranche B-1 Term
	Loan, 4.5% (LIBOR + 350 bps), 12/20/24	1,914,286
2,471,819	Eastern Power LLC (Eastern Covert Midco LLC) (aka
	TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	2,340,723
562,634	Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
	2018 Incremental Term Loan, 1.858% (LIBOR +
	175 bps), 12/31/25	559,334
	Total Utilities	$ 7,072,751
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $225,834,273)	$ 225,383,675

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 79

Schedule of Investments | 3/31/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 9.4% of Net Assets
5,000,000	Fannie Mae, 1.5%, 4/1/36 (TBA)	$ 5,021,094
5,000,000	Fannie Mae, 1.5%, 5/1/36 (TBA)	5,013,177
30,000,000	Fannie Mae, 2.0%, 4/1/36 (TBA)	30,779,297
45,000,000	Fannie Mae, 2.0%, 4/1/51 (TBA)	44,867,285
25,500,000	Fannie Mae, 2.0%, 5/1/51 (TBA)	25,377,978
4,928(a)	Fannie Mae, 2.091% (2 Month USD LIBOR +
	167 bps), 1/1/48	5,003
6,420(a)	Fannie Mae, 2.283% (1 Year CMT Index +
	210 bps), 9/1/32	6,562
5,954(a)	Fannie Mae, 2.295% (1 Year CMT Index +
	217 bps), 2/1/34	5,896
83,000,000	Fannie Mae, 2.5%, 5/1/51 (TBA)	84,933,965
50(a)	Fannie Mae, 2.527% (1 Year CMT Index +
	211 bps), 11/1/23	50
6,643(a)	Fannie Mae, 3.298% (1 Year CMT Index +
	219 bps), 10/1/32	6,616
1,520(a)	Federal Home Loan Mortgage Corp., 2.375% (2 Month
	USD LIBOR + 200 bps), 11/1/33	1,524
362(a)	Federal Home Loan Mortgage Corp., 2.594% (1 Year
	CMT Index + 229 bps), 10/1/23	360
729(a)	Federal Home Loan Mortgage Corp., 4.371% (5 Year
	CMT Index + 212 bps), 6/1/35	733
648(a)	Government National Mortgage Association II, 3.0%
	(1 Year CMT Index + 150 bps), 1/20/22	651
110,000,000(j)	U.S. Treasury Bills, 4/1/21	110,000,000
90,000,000(j)	U.S. Treasury Bills, 4/27/21	89,998,862
25,000,000	U.S. Treasury Note, 2.875%, 10/15/21	25,378,906
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $422,627,183)	$ 421,397,959
	TEMPORARY CASH INVESTMENTS — 4.7%
	of Net Assets
	COMMERCIAL PAPERS — 3.7%
9,200,000	Canadian Natural Resources, Ltd., 0.31%, 4/14/21	$ 9,199,431
18,400,000	CenterPoint Energy, 0.12%, 4/1/21	18,399,939
23,000,000	Conagra Foods, 0.25%, 4/1/21	22,999,678
18,400,000	Energy Transfer, 0.4%, 4/1/21	18,399,811
18,400,000	Eni Finance USA, Inc., 0.1%, 4/1/21	18,399,947
18,400,000	Federation des Caisses Desjardins du Quebec,
	0.07%, 4/1/21	18,399,972
13,810,000	PPL Electric Utilities, 0.14%, 4/8/21	13,809,536
18,415,000	PPL Electric Utilities, 0.16%, 4/9/21	18,414,297
18,400,000	Prudential Funding LLC, 0.05%, 4/1/21	18,399,984
9,200,000	Smithfield Foods, 0.23%, 4/1/21	9,199,905
		$ 165,622,500

The accompanying notes are an integral part of these financial statements.
80 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Principal
Amount
USD ($)		Value
	CERTIFICATE OF DEPOSIT — 0.2%
6,100,000(a)	Lloyds Bank Corporate Markets Plc, 0.773% (3 Month
	USD LIBOR + 55 bps), 7/19/21	$ 6,108,981
	REPURCHASE AGREEMENTS — 0.8%
9,020,000	$9,020,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.,
	0.01%, dated 3/31/21 plus accrued interest on 4/01/21
	collateralized by $9,200,400 Government National
	Mortgage Association, 2.5%-3.5%, 10/20/47-3/20/51	$ 9,020,000
9,020,000	$9,020,000 RBC Capital Markets LLC, 0.01%,
	dated 3/31/21 plus accrued interest on 4/1/21
	collateralized by the following:
	$62,135 Freddie Mac Giant, 3.5%, 2/1/47-1/1/48
	$6,833,519 Federal National Mortgage
	Association, 3.0%, 11/1/49
	$2,304,748 Government National Mortgage
	Association, 2.5%, 9/20/50.	9,020,000
9,020,000	$9,020,000 ScotiaBank, 0.01%, dated 3/31/21
	plus accrued interest on 4/1/21 collateralized
	by the following:
	$1,361,521 Freddie Mac Giant, 3.5%, 2/1/44
	$7,838,955 U.S. Treasury Bill, 0.0%, 6/3/21.	9,020,000
4,510,000	$4,510,000 TD Securities USA LLC, 0.01%, dated
	3/31/21 plus accrued interest on 4/1/21 collateralized
	by $4,600,219 U.S. Treasury Notes, 0.1-2.6%,
	6/15/21-10/31/27.	4,510,000
4,510,000	$4,510,000 TD Securities USA LLC, 0.01%, dated
	3/31/21 plus accrued interest on 4/1/21 collateralized
	by $4,600,234 U.S. Treasury Notes, 0.1-2.6%,
	7/15/21-8/31/27.	4,510,000
		$ 36,080,000
	TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $207,802,034)	$ 207,811,481
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 103.5%
	(Cost $4,623,232,325)	$4,618,051,452
	OTHER ASSETS AND LIABILITIES — (3.5)%	$ (155,876,967)
	NET ASSETS — 100.0%	$4,462,174,485

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
Strips	Separate trading of Registered interest and principal of securities.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 81

Schedule of Investments | 3/31/21 (continued)
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2021, the value of these securities amounted to $2,552,593,677, or 57.2% of net assets.

(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2021.

+	Security that used significant unobservable inputs to determine its value.
(a)	Floating rate note. Coupon rate, reference index and spread shown at March 31, 2021.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2021.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2021.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Non-income producing security.
(f)	Issued as participation notes.
(g)	Issued as preference shares.
(h)	Consists of Revenue Bonds unless otherwise indicated.
(i)	This term loan will settle after March 31, 2021, at which time the interest rate will be determined.
(j)	Security issued with a zero coupon. Income is recognized through accretion of discount.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Ailsa Re 2019	6/4/2019	$2,750,000	$ 2,915,473
Akibare Re	3/22/2018	500,000	502,250
Akibare Re	3/22/2018	250,000	251,000
Alamo Re	3/24/2021	1,002,700	1,001,200
Alamo Re II	5/29/2020	2,500,000	2,613,750
Alturas Re 2019-1	12/20/2018	2,000	9,146
Alturas Re 2019-2	12/19/2018	36,448	96,802
Aozora Re	3/20/2017	1,500,000	1,500,000
Bantry Re 2016	2/6/2019	201,500	201,500
Bantry Re 2017	2/6/2019	116,928	116,882
Bantry Re 2018	2/6/2019	22,757	22,800
Bantry Re 2019	2/1/2019	—	135,855
Berwick Re 2017-1	1/5/2017	41,453	41,375
Berwick Re 2018-1	1/10/2018	844,301	491,956
Berwick Re 2019-1	12/31/2018	437,104	437,135
Blue Lotus Re 2018	12/20/2017	—	46,050
Bonanza Re	2/13/2020	1,500,000	1,513,500
Bonanza Re	12/15/2020	2,000,000	2,017,600
Bowline Re	6/17/2020	244,973	253,025
Bowline Re	3/12/2019	250,000	256,275

The accompanying notes are an integral part of these financial statements.
82 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Restricted Securities	Acquisition date	Cost	Value
Caelus Re V	5/4/2018	$ 750,000	$ 375,000
Caelus Re V	4/27/2017	125,000	50,000
Caelus Re V	5/4/2018	500,000	350,000
Caelus Re VI	2/20/2020	750,000	769,650
Carnoustie Re 2017	1/3/2017	475,515	263,600
Carnoustie Re 2019	12/31/2018	—	2,090
Castle Stuart Re 2018	12/20/2017	349,024	46,874
Cypress Re 2017	1/24/2017	3,361	100
Denning Re	11/9/2020	2,937,354	3,003,004
Dingle Re 2019	3/4/2019	—	10,263
Dingle Re 2020	2/13/2020	232,875	258,623
Easton Re Pte	12/15/2020	4,500,000	4,529,250
Eden Re II	12/15/2017	4,482	61,127
Eden Re II	1/23/2018	2,621	89,565
Eden Re II	1/22/2019	4,198	207,090
Eden Re II	12/14/2018	1,152	21,633
First Coast Re 2017-1 Ltd.	3/26/2021	1,757,350	1,755,075
First Coast Re II Pte	6/15/2020	684,256	708,120
FloodSmart Re	4/10/2019	500,000	499,950
Formby Re 2018	7/9/2018	220,653	278,387
Fortius Re II	7/13/2017	500,000	502,000
Four Lakes Re	11/5/2020	1,750,000	1,739,675
Gleneagles Re 2016	1/14/2016	—	40,560
Gullane Re 2018	3/26/2018	218,739	361,093
Harambee Re 2018	12/19/2017	101,722	7,200
Harambee Re 2019	12/20/2018	—	33,600
Herbie Re	10/19/2020	500,000	531,300
Hypatia, Ltd.	7/10/2020	2,500,000	2,648,750
Hypatia, Ltd.	7/10/2020	1,000,000	1,064,000
Integrity Re	4/19/2018	2,494,743	2,498,000
International Bank for Reconstruction &
Development	2/28/2020	500,000	505,500
International Bank for Reconstruction &
Development	2/28/2020	500,000	505,500
Kendall Re	6/12/2020	498,181	499,250
Kilimanjaro II Re	6/12/2020	342,038	350,525
Kilimanjaro II Re	4/6/2017	1,700,000	1,716,150
Kilimanjaro Re	6/12/2020	246,230	251,575
Kizuna Re II	6/5/2020	247,429	250,800
Kizuna Re II	3/16/2018	747,273	751,650
Limestone Re	6/20/2018	164,830	307,784
Limestone Re 2016-1	12/15/2016	1,980	1,999
Limestone Re 2016-1	12/15/2016	3,300	3,332
Limestone Re 2018	6/20/2018	2,000	0
Lion Rock Re 2019	12/17/2018	—	20,250
Long Point Re III	5/17/2018	1,250,000	1,253,375
Lorenz Re 2018	6/26/2018	907,562	42,800
Lorenz Re 2019	6/26/2019	875,139	128,994
Matterhorn Re	6/5/2020	395,420	390,360
Matterhorn Re	11/24/2020	3,000,000	3,012,000
Matterhorn Re	11/24/2020	1,500,000	1,504,350
Matterhorn Re	1/29/2020	1,496,626	1,513,200
Matterhorn Re	4/30/2020	250,000	255,325
Matterhorn Re	6/25/2020	2,330,439	2,330,750
Matterhorn Re	6/25/2020	2,250,000	2,320,875
Matterhorn Re 2020-1	12/20/2019	2,000,000	2,012,800

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 83

Schedule of Investments | 3/31/21 (continued)

Restricted Securities	Acquisition date	Cost	Value
Merion Re 2018-2	12/28/2017	$ 123,456	$ 496,500
Nakama Re	9/21/2016	698,472	700,770
NCM Re 2019	12/27/2018	5,323	92,536
Northshore Re II	12/2/2020	1,500,000	1,536,000
Oakmont Re 2017	5/10/2017	—	14,700
Pangaea Re 2016-2	5/31/2016	—	2,675
Pangaea Re 2018-1	12/26/2017	285,564	42,109
Pangaea Re 2018-3	5/31/2018	963,444	82,974
Pangaea Re 2019-1	1/9/2019	29,396	58,345
Pangaea Re 2019-3	7/25/2019	88,238	105,800
Port Royal Re 2019	5/20/2019	3,682,625	4,179,067
Portrush Re 2017	6/12/2017	613,588	510,480
Residential Reinsurance 2017	4/19/2017	2,099,997	2,091,180
Residential Reinsurance 2017	11/3/2017	2,900,000	2,906,380
Residential Reinsurance 2018	4/30/2018	1,250,000	1,231,875
Residential Reinsurance 2019	5/8/2019	500,000	493,350
Residential Reinsurance 2020	10/30/2020	1,500,000	1,520,250
Residential Reinsurance 2020	5/27/2020	500,000	502,700
Resilience Re	2/8/2017	1,209	250
Resilience Re	4/13/2017	6,535	200
Sanders Re	6/12/2020	244,371	249,275
Sanders Re II, Ltd.	5/20/2020	250,000	255,000
Sector Re V	1/1/2020	160,000	379,947
Sector Re V	12/4/2018	912,201	562,702
Sector Re V, Series 9, Class A	4/23/2019	800,000	450,657
Sector Re V, Series 9, Class G	5/1/2019	1,861	31,036
Spectrum Capital, Ltd.	6/12/2020	995,628	1,004,600
St. Andrews Re 2017-1	1/5/2017	84,685	84,750
St. Andrews Re 2017-4	3/31/2017	—	171,018
Sussex Capital UK Pcc Ltd.	12/7/2020	1,000,000	1,019,000
Tailwind Re	12/20/2017	3,349,509	3,384,170
Thopas Re 2018	12/12/2017	101,823	4,725
Thopas Re 2019	12/21/2018	113,673	125,400
Torrey Pines Re Pte Ltd.	3/12/2021	1,000,000	999,900
Ursa Re	11/20/2019	745,543	759,450
Ursa Re	9/7/2018	996,267	1,001,100
Ursa Re II Ltd.	10/8/2020	4,000,000	4,088,400
Versutus Re 2018	1/31/2018	12,692	6,600
Versutus Re 2019-A	1/28/2019	—	32,831
Versutus Re 2019-B	12/24/2018	—	26,689
Viribus Re 2018	12/22/2017	61,163	—
Viribus Re 2019	12/27/2018	—	103,250
Vitality Re X	2/3/2020	3,497,452	3,482,500
Vitality Re X	1/31/2020	1,748,996	1,715,000
Vitality Re X	1/23/2020	3,000,000	2,925,000
Vitality Re XI	1/23/2020	1,243,946	1,218,125
Woburn Re 2018	3/20/2018	610,386	126,599
Woburn Re 2019	1/30/2019	211,290	239,345
Total Restricted Securities			$98,073,507
% of Net assets			2.2%

The accompanying notes are an integral part of these financial statements.
84 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
375	U.S. 5 Year	6/30/21	$ (46,859,805)	$ (46,274,414)	$ 585,391
	Note (CBT)
670	U.S. 10 Year	6/21/21	(89,581,250)	(87,728,125)	1,853,125
	Note (CBT)
250	U.S. Long	6/21/21	(40,396,484)	(38,648,438)	1,748,046
	Bond (CBT)
TOTAL FUTURES CONTRACTS			$(176,837,539)	$(172,650,977)	$ 4,186,562

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2021 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 85,189,380	$ 598,514,465
Other Long-Term Securities	$2,003,390,473	$2,505,088,083

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2021, the Fund engaged in purchases of $10,988,054 and sales of $6,209,645 pursuant to these procedures, which resulted in a net realized gain/(loss) of $7,709.
At March 31, 2021, the net unrealized depreciation on investments based on cost for federal tax purposes of $4,640,881,493 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 23,938,360
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(42,581,839)
Net unrealized depreciation	$(18,643,479)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 -	unadjusted quoted prices in active markets for identical securities.
Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 85

Schedule of Investments | 3/31/21 (continued)
The following is a summary of the inputs used as of March 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$ —	$ 1,142,608,012	$17,200,000	$1,159,808,012
Collateralized Mortgage
Obligations	—	699,054,752	—	699,054,752
Commercial Mortgage-Backed
Securities	—	491,020,560	—	491,020,560
Corporate Bonds	—	1,315,471,908	—	1,315,471,908
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Massachusetts	—	—	3,003,004	3,003,004
Multiperil - U.S.	—	—	4,447,953	4,447,953
Multiperil - U.S. Regional	—	—	2,915,473	2,915,473
Multiperil - Worldwide	—	—	313,665	313,665
Windstorm - Florida	—	—	788,867	788,867
Windstorm - U.S. Regional	—	—	14,700	14,700
Reinsurance Sidecars
Multiperil - U.S.	—	—	353,364	353,364
Multiperil - Worldwide	—	—	5,799,101	5,799,101
All Other Insurance-Linked
Securities	—	80,437,380	—	80,437,380
Municipal Bond	—	29,598	—	29,598
Senior Secured Floating Rate
Loan Interests	—	225,383,675	—	225,383,675
U.S. Government and Agency
Obligations	—	421,397,959	—	421,397,959
Commercial Papers	—	165,622,500	—	165,622,500
Certificate of Deposit	—	6,108,981	—	6,108,981
Repurchase Agreements	—	36,080,000	—	36,080,000
Total Investments in Securities	$ —	$ 4,583,215,325	$34,836,127	$4,618,051,452
Other Financial Instruments
Net unrealized appreciation
on futures contracts	$4,186,562	$ —	$ —	$ 4,186,562
Total Other
Financial Instruments	$4,186,562	$ —	$ —	$ 4,186,562

The accompanying notes are an integral part of these financial statements.
86 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

	Asset	Insurance-
	Backed	Linked
	Securities	Securities	Total
Balance as of 3/31/20	$ —	$ 61,676,226	$ 61,676,226
Realized gain (loss)(1)	2	(1,617,540)	(1,617,538)
Change in unrealized depreciation(2)	(156,667)	(584,173)	(740,840)
Accrued discounts/premiums	(22,676,954)	—	(22,676,954)
Purchases	10,000,000	2,937,354	12,937,354
Sales	—	(44,294,990)	(44,294,990)
Transfers in to Level 3*	30,033,619	—	30,033,619
Transfers out of Level 3*	—	(480,750)	(480,750)
Balance as of 3/31/21	$ 17,200,000	$ 17,636,127	$ 34,836,127
(1) Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*
Transfers are calculated on the beginning of period value. For the year ended March 31, 2021 an investment having a value of $480,750 was transferred out of Level 3 to Level 2, as there were significant observable inputs available to determine its value. Securities valued at $30,033,619 were transferred from Level 2 to Level 3, due to valuing the security using significant unobservable inputs. There were no other transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at March 31, 2021:	$(825,703)

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 87

Statement of Assets and Liabilities | 3/31/21
ASSETS:
Investments in unaffiliated issuers, at value (cost $4,623,232,325)	$4,618,051,452
Cash	74,824,289
Due from broker for futures	3,295,231
Variation margin for futures contracts	338,398
Net unrealized appreciation on futures contracts	4,186,562
Unrealized appreciation on unfunded loan commitments	751
Receivables —
Investment securities sold	208,517,083
Fund shares sold	25,181,455
Interest	6,310,023
Other assets	46,592
Total assets	$4,940,751,836
LIABILITIES:
Payables —
Investment securities purchased	$ 466,087,033
Fund shares repurchased	11,053,159
Distributions	382,886
Trustees’ fees	4,960
Due to affiliates	258,412
Accrued expenses	790,901
Total liabilities	$ 478,577,351
NET ASSETS:
Paid-in capital	$4,717,397,777
Distributable earnings (loss)	(255,223,292)
Net assets	$4,462,174,485
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,561,042,342/160,774,829 shares)	$ 9.71
Class C (based on $213,396,140/21,967,578 shares)	$ 9.71
Class C2 (based on $19,431,927/1,999,570 shares)	$ 9.72
Class K (based on $332,949,239/34,187,517 shares)	$ 9.74
Class Y (based on $2,335,354,837/240,096,736 shares)	$ 9.73

The accompanying notes are an integral part of these financial statements.
88 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Statement of Operations
FOR THE YEAR ENDED 3/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 85,778,040
Dividends from unaffiliated issuers	3,593,498
Total investment income		$ 89,371,538
EXPENSES:
Management fees	$ 14,609,879
Administrative expense	1,146,370
Transfer agent fees
Class A	469,666
Class C	97,221
Class C2	5,727
Class K	663
Class Y	1,878,958
Distribution fees
Class A	3,167,700
Class C	1,293,329
Class C2	106,102
Shareowner communications expense	140,345
Custodian fees	172,008
Registration fees	364,169
Professional fees	297,607
Printing expense	84,603
Pricing fees	234,578
Trustees’ fees	264,271
Insurance expense	8,279
Miscellaneous	265,869
Total expenses		$ 24,607,344
Net investment income		$ 64,764,194
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(33,580,400)
Futures contracts	3,633,631	$ (29,946,769)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$266,189,674
Futures contracts	4,186,562
Unfunded loan commitments	123,080	$270,499,316
Net realized and unrealized gain (loss) on investments		$240,552,547
Net increase in net assets resulting from operations		$305,316,741

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 89

Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	3/31/21	3/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 64,764,194	$ 161,673,331
Net realized gain (loss) on investments	(29,946,769)	167,329,917
Change in net unrealized appreciation (depreciation)
on investments	270,499,316	(254,161,235)
Net increase (decrease) in net assets resulting
from operations	$ 305,316,741	$ (259,817,821)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.14 and $0.27 per share, respectively)	$ (23,468,860)	$ (48,393,422)
Class C ($0.11 and $0.24 per share, respectively)	(3,101,971)	(9,350,830)
Class C2 ($0.11 and $0.24 per share, respectively)	(249,644)	(292,948)
Class K ($0.16 and $0.30 per share, respectively)	(4,784,655)	(10,737,706)
Class Y ($0.16 and $0.29 per share, respectively)	(41,860,447)	(105,798,339)
Total distributions to shareowners	$ (73,465,577)	$ (174,573,245)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 2,407,423,803	$ 5,510,392,928
Reinvestment of distributions	66,896,801	158,619,800
Cost of shares repurchased	(3,448,386,566)	(5,915,746,371)
Net decrease in net assets resulting from
Fund share transactions	$ (974,065,962)	$ (246,733,643)
Net decrease in net assets	$ (742,214,798)	$ (681,124,709)
NET ASSETS:
Beginning of year	$ 5,204,389,283	$ 5,885,513,992
End of year	$ 4,462,174,485	$ 5,204,389,283

The accompanying notes are an integral part of these financial statements.
90 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/21	3/31/21	3/31/20	3/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	92,373,581	$ 886,769,664	207,659,616	$ 2,059,762,141
Reinvestment of
distributions	2,382,681	22,795,230	4,724,639	46,618,899
Less shares repurchased	(109,824,891)	(1,052,773,657)	(188,391,509)	(1,839,757,207)
Net increase
(decrease)	(15,068,629)	$ (143,208,763)	23,992,746	$ 266,623,833
Class C
Shares sold	2,845,019	$ 27,288,975	11,059,054	$ 109,569,322
Reinvestment of
distributions	322,731	3,084,820	945,924	9,341,514
Less shares repurchased	(13,602,866)	(130,287,105)	(22,585,668)	(221,897,172)
Net decrease	(10,435,116)	$ (99,913,310)	(10,580,690)	$ (102,986,336)
Class C2
Shares sold	555,563	$ 5,322,027	1,697,084	$ 16,812,541
Reinvestment of
distributions	2,471	23,635	7,983	78,821
Less shares repurchased	(822,826)	(7,923,067)	(309,176)	(2,999,390)
Net increase
(decrease)	(264,792)	$ (2,577,405)	1,395,891	$ 13,891,972
Class K
Shares sold	11,441,104	$ 110,280,243	16,044,359	$ 159,364,345
Reinvestment of
distributions	494,679	4,751,958	1,078,075	10,665,224
Less shares repurchased	(6,222,864)	(59,630,837)	(16,312,518)	(159,929,239)
Net increase	5,712,919	$ 55,401,364	809,916	$ 10,100,330
Class Y
Shares sold	143,661,948	$ 1,377,762,894	319,898,241	$ 3,164,884,579
Reinvestment of
distributions	3,783,028	36,241,158	9,300,699	91,915,342
Less shares repurchased	(229,854,987)	(2,197,771,900)	(376,494,340)	(3,691,163,363)
Net decrease	(82,410,011)	$ (783,767,848)	(47,295,400)	$ (434,363,442)

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 91

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class A
Net asset value, beginning of period	$ 9.26	$ 9.92	$ 9.95	$ 9.99	$ 9.92
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.12	$ 0.25	$ 0.26	$ 0.18	$ 0.16
Net realized and unrealized gain (loss) on investments	0.47	(0.64)	(0.03)		0.08
Net increase (decrease) from investment operations	$ 0.59	$ (0.39)	$ 0.23	$ 0.15	$ 0.24
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.27)	$ (0.26)	$ (0.19)	$ (0.17)
Total distributions	$ (0.14)	$ (0.27)	$ (0.26)	$ (0.19)	$ (0.17)
Net increase (decrease) in net asset value	$ 0.45	$ (0.66)	$ (0.03)	$ (0.04)	$ 0.07
Net asset value, end of period	$ 9.71	$ 9.26	$ 9.92	$ 9.95	$ 9.99
Total return(b)	6.42%	(4.02)%	2.32%	1.51%	2.43%
Ratio of net expenses to average net assets	0.60%	0.58%	0.59%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets	1.29%	2.52%	2.58%	1.81%	1.59%
Portfolio turnover rate	51%	100%	61%	54%	69%
Net assets, end of period (in thousands)	$1,561,042	$1,628,082	$1,506,433	$1,209,820	$759,455
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
92 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class C
Net asset value, beginning of period	$ 9.26	$ 9.91	$ 9.94	$ 9.97	$ 9.91
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.10	$ 0.22	$ 0.22	$ 0.15	$ 0.13
Net realized and unrealized gain (loss) on investments	0.46	(0.63)	(0.02)	(0.02)	0.07
Net increase (decrease) from investment operations	$ 0.56	$ (0.41)	$ 0.20	$ 0.13	$ 0.20
Distributions to shareowners:
Net investment income	$ (0.11)	$ (0.24)	$ (0.23)	$ (0.16)	$ (0.14)
Total distributions	$ (0.11)	$ (0.24)	$ (0.23)	$ (0.16)	$ (0.14)
Net increase (decrease) in net asset value	$ 0.45	$ (0.65)	$ (0.03)	$ (0.03)	$ 0.06
Net asset value, end of period	$ 9.71	$ 9.26	$ 9.91	$ 9.94	$ 9.97
Total return(b)	6.09%	(4.24)%	1.99%	1.28%	2.00%
Ratio of net expenses to average net assets	0.91%	0.89%	0.91%	0.92%	0.93%
Ratio of net investment income (loss) to average net assets	1.00%	2.25%	2.22%	1.48%	1.27%
Portfolio turnover rate	51%	100%	61%	54%	69%
Net assets, end of period (in thousands)	$213,396	$300,129	$425,928	$623,642	$568,840
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 93

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class C2
Net asset value, beginning of period	$ 9.27	$ 9.91	$ 9.94	$ 9.97	$ 9.91
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.10	$ 0.21	$ 0.22	$ 0.15	$ 0.13
Net realized and unrealized gain (loss) on investments	0.46	(0.61)	(0.02)	(0.02)	0.07
Net increase (decrease) from investment operations	$ 0.56	$ (0.40)	$ 0.20	$ 0.13	$ 0.20
Distributions to shareowners:
Net investment income	$ (0.11)	$ (0.24)	$(0.23)	$(0.16)	$ (0.14)
Total distributions	$ (0.11)	$ (0.24)	$(0.23)	$(0.16)	$ (0.14)
Net increase (decrease) in net asset value	$ 0.45	$ (0.64)	$(0.03)	$(0.03)	$ 0.06
Net asset value, end of period	$ 9.72	$ 9.27	$ 9.91	$ 9.94	$ 9.97
Total return(b)	6.09%	(4.13)%	1.98%	1.29%	2.00%
Ratio of net expenses to average net assets	0.90%	0.88%	0.91%	0.92%	0.93%
Ratio of net investment income (loss) to average net assets	1.00%	2.17%	2.25%	1.47%	1.27%
Portfolio turnover rate	51%	100%	61%	54%	69%
Net assets, end of period (in thousands)	$19,432	$20,982	$8,604	$8,929	$9,834
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
94 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class K
Net asset value, beginning of period	$ 9.29	$ 9.93	$ 9.96	$ 9.99	$ 9.93
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.15	$ 0.28	$ 0.28	$ 0.20	$ 0.19
Net realized and unrealized gain (loss) on investments	0.46	(0.62)	(0.03)	(0.02)	0.06
Net increase (decrease) from investment operations	$ 0.61	$ (0.34)	$ 0.25	$ 0.18	$ 0.25
Distributions to shareowners:
Net investment income	$ (0.16)	$ (0.30)	$ (0.28)	$ (0.21)	$ (0.19)
Total distributions	$ (0.16)	$ (0.30)	$ (0.28)	$ (0.21)	$ (0.19)
Net increase (decrease) in net asset value	$ 0.45	$ (0.64)	$ (0.03)	$ (0.03)	$ 0.06
Net asset value, end of period	$ 9.74	$ 9.29	$ 9.93	$ 9.96	$ 9.99
Total return(b)	6.64%	(3.60)%	2.54%	1.83%	2.55%
Ratio of net expenses to average net assets	0.37%	0.36%	0.37%	0.38%	0.42%
Ratio of net investment income (loss) to average net assets	1.52%	2.79%	2.82%	2.03%	1.92%
Portfolio turnover rate	51%	100%	61%	54%	69%
Net assets, end of period (in thousands)	$332,949	$264,405	$274,682	$158,443	$91,666
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 95

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class Y
Net asset value, beginning of period	$ 9.27	$ 9.92	$ 9.96	$ 9.99	$ 9.93
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.14	$ 0.27	$ 0.27	$ 0.19	$ 0.17
Net realized and unrealized gain (loss) on investments	0.48	(0.63)	(0.04)	(0.01)	0.07
Net increase (decrease) from investment operations	$ 0.62	$ (0.36)	$ 0.23	$ 0.18	$ 0.24
Distributions to shareowners:
Net investment income	$ (0.16)	$ (0.29)	$ (0.27)	$ (0.21)	$ (0.18)
Total distributions	$ (0.16)	$ (0.29)	$ (0.27)	$ (0.21)	$ (0.18)
Net increase (decrease) in net asset value	$ 0.46	$ (0.65)	$ (0.04)	$ (0.03)	$ 0.06
Net asset value, end of period	$ 9.73	$ 9.27	$ 9.92	$ 9.96	$ 9.99
Total return(b)	6.67%	(3.78)%	2.37%	1.76%	2.46%
Ratio of net expenses to average net assets	0.45%	0.44%	0.45%	0.46%	0.50%
Ratio of net investment income (loss) to average net assets	1.45%	2.69%	2.74%	1.94%	1.70%
Portfolio turnover rate	51%	100%	61%	54%	69%
Net assets, end of period (in thousands)	$2,335,355	$2,990,790	$3,669,866	$2,509,061	$1,768,502
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
96 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Notes to Financial Statements | 3/31/21
1. Organization and Significant Accounting Policies
Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended March 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 97

disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
98 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 99

developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At March 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
100 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

C. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At March 31, 2021, the Fund reclassified $27,456 to decrease distributable earnings and $27,456 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At March 31, 2021, the Fund was permitted to carry forward indefinitely $146,682,362 of short-term losses and $89,695,256 of long-term losses.
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020, were as follows:
	2021	2020
Distributions paid from:
Ordinary income	$73,465,577	$174,573,245
Total	$73,465,577	$174,573,245

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2021:
2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 179,723
Capital loss carryforward	(236,377,618)
Current year dividend payable	(382,886)
Unrealized depreciation	(18,642,511)
Total	$(255,223,292)

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The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, insurance-linked securities and the tax treatment of premium and amortization.
D. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2021.
E. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
F. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
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At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at
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broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
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G. Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2021 are listed in the Schedule of Investments.
H. Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
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Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I. Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at March 31, 2021, are disclosed in the Schedule of Investments.
J. Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to
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the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended March 31, 2021, was $(49,598,323). Open futures contracts outstanding at March 31, 2021, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.35% of the Fund’s average daily net assets up to $1 billion, 0.30% of the next $4 billion of the Fund’s average daily net assets, 0.25% of the next $2.5 billion of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets over $7.5 billion. For the year ended March 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.31% of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $199,943 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2021.
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3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended March 31, 2021, the Fund paid $264,271 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At March 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $4,960.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended March 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 34,064
Class C	11,909
Class C2	327
Class K	326
Class Y	93,719
Total	$140,345

5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or
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distribution services with regard to Class C and Class C2 shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $58,469 in distribution fees payable to the Distributor at March 31, 2021.
In addition, redemptions of Class A and Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class C, Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2021, CDSCs in the amount of $13,375 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in a credit facility. The upfront fee in the amount 0.10% of the total credit facility is allocated among the participating Funds based on an allocation schedule set forth in the credit agreement. The commitment fee in the amount of 0.25% of the daily unused portion of each lenders commitment is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2021, the Fund had no borrowings under the credit facility.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
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Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2021, was as follows:
Statement of Assets and Liabilities
Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Net unrealized
appreciation on
futures contracts	$ 4,186,562	$ —	$ —	$ —	$ —
Total Value	$ 4,186,562	$ —	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2021, was as follows:
Statement of Operations
Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Futures contracts	$ 3,633,631	$ —	$ —	$ —	$ —
Total Value	$ 3,633,631	$ —	$ —	$ —	$ —
Change in net unrealized
appreciation
(depreciation) on:
Futures contracts	$ 4,186,562	$ —	$ —	$ —	$ —
Total Value	$ 4,186,562	$ —	$ —	$ —	$ —

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8. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of March 31, 2021, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation/
Loan	Principal	Cost	Value	(Depreciation)
Service Logic Acquisition, Inc.	$246,269	$243,951	$246,577	$ 2,626
WMG Acquisition Corp.	500,000	500,000	498,125	$(1,875)
Total Value	$746,269	$743,951	$744,702	$ 751

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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Multi-Asset Ultrashort Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust X (the “Trust”)), including the schedule of investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Multi-Asset Ultrashort Income Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
May 27, 2021
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Additional Information (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 76.45%.
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Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
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Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (70) Chairman of the Board and Trustee	Trustee since 2011. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner,	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Jr. (70)
Trustee

Diane Durnin (64)	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
None
Trustee

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Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76)	Trustee since 2011. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Trustee

Craig C. MacKay (58)*	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.
Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)

Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – present); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)

Trustee

*	Mr. MacKay was appointed as a Trustee effective March 22, 2021.
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Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lorraine H. Monchak (64)	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Trustee

Marguerite A. Piret (72)	Trustee since 2011. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)

Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Trustee

Fred J. Ricciardi (74)	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)
None
Trustee

118 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Interested Trustees
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (59)**	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); and Director of Amundi Holdings US, Inc. (since 2017)
None
Trustee, President and
Chief Executive Officer

Kenneth J. Taubes (62)**	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); and Director of Amundi Holdings US, Inc. (since 2017)
None
Trustee

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund’s investment adviser and certain of its affiliates.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 119

Fund Officers*
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (56)	Since 2011. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi US since
January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
None
Secretary and Chief
Legal Officer

Carol B. Hannigan (60)	Since 2011. Serves at the discretion of the Board
Fund Governance Director of Amundi US since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Amundi US from December 2003 to November 2006; and Senior Paralegal of Amundi US from January 2000 to November 2003
None
Assistant Secretary

Thomas Reyes (58) Assistant Secretary	Since 2011. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi US from June 2007 to May 2013	None
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the discretion of the Board
Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021
None
Treasurer and Chief
Financial and
Accounting Officer
Luis I. Presutti (55)	Since 2011. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Assistant Treasurer

Gary Sullivan (62)	Since 2011. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Assistant Treasurer

*	Effective April 30, 2021, Mark E. Bradley is no longer Treasurer of the Fund.
120 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Assistant Treasurer

John Malone (50)	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.
None
Chief Compliance Officer

Kelly O’Donnell (50)	Since 2011. Serves at the discretion of the Board	Vice President – Amundi Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None
Anti-Money
Laundering Officer

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 121

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122 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

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Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21 123

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124 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 25671-09-0521

Pioneer Fundamental Growth Fund
Annual Report | March 31, 2021

A: PIGFX	C: FUNCX	K: PFGKX	R: PFGRX	Y: FUNYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292.
If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 1

President’s Letter

Dear Shareholders,
The first few months of 2021 have brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, despite a few problematic “hot spots” in some states, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in the first few months of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we’ve witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.

2 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 3

Portfolio Management Discussion | 3 / 31/ 21
US equity markets rebounded sharply during the 12-month period ended March 31, 2021, as investors regained confidence following the bear market sell-off driven by the onset of the COVID-19 pandemic in early 2020. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12-month period. Mr. Acheson, Managing Director, Director of Growth, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Cloonan*, a senior vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q How did the Fund perform during the 12-month period ended March 31, 2021?
A Pioneer Fundamental Growth Fund’s Class A shares returned 55.55% at net asset value during the 12-month period ended March 31, 2021, while the Fund’s benchmark, the Russell 1000 Growth Index, returned 62.74%.During the same period, the average return of the 1,282 mutual funds in Morningstar’s Large Growth Funds category was 63.57%.
Q How would you describe the investment environment for domestic equity investors during the 12-month period ended March 31, 2021?
A While markets endured bouts of volatility, the 12-month period saw equities generally trend higher and finish with notable gains. In the wake of COVID-19-driven shutdowns in the spring of 2020, unprecedented levels of monetary and fiscal stimulus from the US Federal Reserve (Fed) and the US government boosted liquidity in the financial system and quickly generated a sense of optimism that the economic effects of the pandemic, though severe, would be short-lived. Corporate earnings results added to investors’ upbeat outlook, with second-quarter 2020 earnings surpassing consensus estimates by an unprecedented margin of more than 20%.
Markets continued to rally during the summer of 2020, as many US businesses reopened after the initial shutdowns aimed at curbing the spread of the COVID-19 virus. The economy at that time showed several signs of strength, with a surge in consumer spending and housing sales.
*  Effective June 30, 2021, Mr. Cloonan will no longer be a portfolio manager on the Fund. Mr. Acheson will become lead portfolio manager and will continue to be responsible for the day-to-day    management of the Fund, along with Yves Raymond, a vice president and portfolio manager at Amundi US, and David Chamberlain, a vice president and portfolio manager at Amundi US, both of whom became portfolio managers on the Fund in April 2021.

4 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

The Fed, which had lowered the target range of the federal funds rate effectively to zero at the height of the pandemic-induced market slump, signaled that interest rates would likely remain low for several years, lending support to equity valuations and making fixed-income alternatives far less attractive to investors. However, after reaching new highs in early September 2020, markets became choppier as an uptick in COVID-19 case counts and uncertainty about the November US presidential election combined to prompt a pullback.
Markets for riskier assets, including equities, once again surged higher following the election, and additional stimulus approved by US lawmakers near the end of 2020 further boosted investors’ confidence, as did the emergency-use approval of the first COVID-19 vaccines and the accompanying rollout of vaccine distributions, which market participants viewed as a possible “light at the end of the tunnel” with regard to the pandemic.
The first quarter of 2021 saw markets continue to rally, as the accelerated pace of COVID-19 vaccine distributions, the passage of another $1.9 trillion fiscal stimulus package by the US government, and further supportive messaging from the Fed helped investors gain confidence in the prospects for a sharp economic recovery later in the calendar year.
Growth stocks outperformed value stocks by a wide margin during the 12-month period, extending a streak of outperformance for growth over value that has lasted for several years. Early in the period, high-valuation growth stocks posted the best returns, especially within the information technology sector. As the rally continued, the consumer discretionary sector overtook information technology to lead performance within the Fund’s benchmark, the Russell 1000 Growth Index, for the first half of the 12-month period. However, a market rotation towards value stocks began in earnest during the fourth quarter of 2020 and gained momentum over the final months of the period. In fact, value stocks, as measured by the Russell 1000 Value Index, outperformed growth stocks, as measured by the Russell 1000 Growth Index (the Russell Index), by more than 10 percentage points during the first quarter of 2021 (January through March), which represented the most dramatic quarterly outperformance by value over growth in 20 years.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 5

Q What factors detracted from the Fund’s performance relative to the benchmark Russell Index during the 12-month period ended March 31, 2021?
A During the 12-month period, we maintained our traditional discipline of focusing the Fund’s investments on shares of what we viewed as higher-quality corporations with stable businesses and steady earnings. Given our focus on trying to mitigate risk, the Fund’s performance has typically lagged the return of the benchmark when markets have appreciated significantly, particularly when more-speculative stocks drove the market’s momentum, which was the case for most of the 12-month period.
Three key factors were the biggest detractors from the Fund’s benchmark-relative performance over the 12-month period. First, investors have largely favored high-growth, high-valuation stocks ever since the market began rebounding from the pandemic-induced sell-off of one year ago, and the returns of stocks with the highest price-to-earnings ratios within the Russell Index have far exceeded the overall return of the Fund’s benchmark. We have maintained portfolio underweights to those types of stocks, due to our concerns about the sustainability of their valuations. While many of the stocks started to underperform in the latter part of the 12-month period, we believe there is still a very significant downside risk to owning shares in what we view as those more-speculative equities.
The second factor was the unique nature of the COVID-19 economic contraction, which had a negative effect on some Fund holdings that have historically acted more defensively during recessionary periods. For instance, the off-price retail industry has typically been resistant to recessionary conditions over time. However, store closures due to COVID-19 restrictions caused sales and profits of such retailers to decline sharply, and the slow return to more “normal” business conditions has continued to weigh on the performance of those companies.
Finally, the weighting of the largest five stocks within the Russell Index has grown to record levels. The benchmark’s concentration in a handful of stocks has raised risk-management concerns, in our view, especially as the concentration has also resulted in unprecedented exposure to a single sector within the Russell Index: information technology. In seeking to manage portfolio risk, we have deliberately maintained below-benchmark exposure to those largest five stocks, even as they have outperformed and thus detracted from the Fund’s relative returns.

6 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Q Which individual stocks detracted from the Fund’s benchmark-relative performance during the 12-month period ended March 31, 2021?
A The two biggest individual detractors from the Fund’s benchmark-relative returns during the 12-month period were the portfolio’s lack of exposure to Tesla, the manufacturer of electric vehicles, and an underweight position in technology giant Apple, as both stocks climbed sharply over the past year. Tesla’s stock valuation has become excessive, in our view, and Apple’s weighting in the Russell Index at times exceeded 11% during the period.
Portfolio overweights that notably detracted from the Fund’s benchmark-relative returns for the 12-month period included a position in snack-and-beverage company PepsiCo. Cost pressures weighed on the company’s earnings throughout 2020 as investments in its marketing and production capacities led PepsiCo to divert capital away from stock repurchases. However, signs toward the end of the period pointed to a potential recovery and rising market shares in key segments of the company’s business.
An overweight position in insurance giant Progressive also detracted from the Fund’s benchmark-relative performance for the 12-month period. Progressive’s profits have tended to be more resilient during economic downturns, as auto insurance coverage is mandatory in nearly all US states. Moreover, auto accidents and resulting insurance claims have typically declined during times of rising unemployment, due to fewer miles being driven by the company’s customers. However, as the economy reopened and driving behavior began returning to pre-pandemic levels, investors’ sentiment towards Progressive waned. We have retained the Fund’s position, as we still believe Progressive’s long-term outlook is positive, given its market-share gains and general profitability.
Q Which investments contributed positively to the Fund’s benchmark-relative performance during the 12-month period ended March 31, 2021?
A The largest individual contributor to the Fund’s performance relative to the benchmark for the period was a position in PayPal. PayPal’s large-scale technology platform for digital and mobile payments has benefited from the gradual, secular shift towards a cashless society, and the COVID-19 pandemic has helped accelerate the adoption of electronic

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 7

payments across the globe. The introduction of cryptocurrency services also contributed to growth in the latter part of the 12-month period. We believe that PayPal could continue to do well if the economy recovers from the pandemic and consumers eventually increase spending in response. The company has featured high returns on capital and a wide “moat” around its business, with a network of more than 375 million users and 29 million merchants. (A wide moat is defined as a type of sustainable competitive advantage possessed by a business that makes it difficult for rivals to wear down its market share.)
Shares of tool-and-hardware manufacturer Stanley Black & Decker also strongly contributed positively to the Fund’s benchmark-relative returns for the 12-month period. The home-improvement industry has been resilient during the pandemic, as individuals working from home have looked to make renovations to accommodate their changing needs. In response, home-improvement retailers have overcome uncertainty about the broader economy and restocked their inventories, which has helped boost Stanley Black & Decker’s revenues. We believe the company’s strong brands, innovation, and global distribution capabilities give it competitive advantages that could sustain solid returns on capital.
Finally, online search and cloud-infrastructure company Alphabet was a notable positive contributor to the Fund’s relative performance. Alphabet for a time had lagged behind many of its peers among large technology companies, but the company saw its search-based advertising business recover during the 12-month period, and pandemic-driven digital investments also boosted demand in the cloud-computing market. We believe those favorable trends may continue for the foreseeable future.
Q Did the Fund have any exposure to derivative securities during the 12-month period ended March 31, 2021?
A No, the Fund had no exposure to derivatives during the 12-month period.
Q What were some of the notable additions you made to the Fund’s portfolio during the 12-month period ended March 31, 2021?
A Early in the period, we initiated a position in auto-auction firm Copart, which provides auction services to insurance companies related to the salvage of damaged vehicles. The company has consistently generated solid returns on growth capital, driven by its scale and efficiency advantages, and the increase in the number of vehicles considered to be “total losses” in accidents has been another key factor in an increase in the amount of cars sold through auction providers.
8 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Later in 2020, we added shares of semiconductor chip-maker Qualcomm to the portfolio. Qualcomm owns numerous patents for the technologies that make up the backbone of 3G, 4G, and coming 5G networks. The company recently reported better-than-expected quarterly earnings results, and we believe that Qualcomm’s intellectual property represents a large and sustainable competitive advantage that could result in profitable growth for the foreseeable future. Other new positions added to the Fund during the period were health insurer Humana and off-price retailer TJX. Humana has benefited from the aging population’s positive effects on the sales of its Medicare Advantage products, which are supplemental insurance plans for Medicare recipients, while TJX has participated in the home-goods boom and has featured a higher-income customer base than fellow Fund holding and industry peer Ross Stores.
Toward the end of the period, we added life-science toolmaker and diagnostic specialist Danaher to the portfolio. The company has generated strong organic growth and returns on capital as its research-and-development activities and pharmaceutical pipeline work have grown. We also have seen opportunities for growth in Danaher’s environment solutions segment. Finally, we added shares of oilfield-services company Schlumberger to the portfolio during the period, as the energy market has shown signs of recovery after a significant slump in the early months of 2020, particularly in the first quarter. Schlumberger has shifted toward higher-margin technological and intellectual property-based services, and we believe its position as one of the market leaders in its industry potentially gives the company competitive advantages over its peers.
Q What were some of the noteworthy positions sold from the Fund’s portfolio during the 12-month period ended March 31, 2021?
A During the period, we exited the Fund’s position in Elanco Animal Health. The company has significantly increased its debt level in order to purchase Bayer’s animal health division. (Bayer is not a Fund holding.) We believe that the increased leverage has raised the company’s risk profile to a degree inconsistent with our focus on quality when picking stocks for the Fund’s portfolio. Moreover, challenges involved in executing a major merger integration during the pandemic have created additional risks for Elanco. Later in the period, we also sold the Fund’s position in Elanco’s industry peer Zoetis, once the stock reached a valuation that no longer seemed justifiable to us, even given a positive outlook for the company’s business.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 9

We also sold the Fund’s position in Walmart early in the second half of the 12-month period, primarily due to valuation. Walmart’s successful omni-channel strategy has helped it gain meaningful market share in e-commerce, but the industry has remained fiercely competitive, which could weigh on the company’s returns on capital. Similarly, we closed the Fund’s position in consumer-products company Colgate-Palmolive after having bought shares earlier in the 12-month period. We had made the purchase at what we believed was an opportune moment, but we now think Colgate-Palmolive will have to invest more heavily in its business, which could hurt the company’s profit margins.
We sold the Fund’s shares of materials and chemical company Ecolab during the first quarter of 2021. The stock has traded above our estimate of fair value, and we believe it could take longer for earnings to recover from pandemic-related factors, despite Ecolab’s high levels of service quality and business efficiency.
Finally, we exited the Fund’s out-of-benchmark position in pharmaceutical company Roche, as investors reacted negatively to larger-than-expected declines in sales of some of Roche’s key blockbuster drugs, due to competition from biosimilar treatments. Meanwhile, the pandemic’s impact on clinical-trial activity has limited Roche’s ability to move drug candidates through its pipeline. We also foresaw further challenges from biosimilar competition that could prove difficult for Roche to overcome.
Q What is your outlook heading into the coming fiscal year for the Fund, and how is the outlook reflected in the Fund’s positioning?
A As we look ahead to the remainder of 2021, we believe that the ongoing rollout of COVID-19 vaccinations and the most recent round of economic stimulus from the US government could lead to sharp growth in the US economy during the second half of the calendar year. The yield curve may continue to steepen and, in our view, corporate earnings growth could be strongest for those companies with greater cyclical exposure — or exposure to the ebbs and flows of the economy. The resulting shift in market leadership towards cyclical stocks and away from high-valuation stocks that benefited from historically low interest rates in 2020 could be favorable for the Fund’s holdings. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.)

10 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

We believe the Fund’s current holdings are well-suited to benefit from a full reopening of the US and global economies should the vaccine rollouts bring the US and the rest of the world closer to COVID-19 herd immunity. The portfolio currently consists of holdings of what we view as attractively valued, high-quality secular growth stocks, many of which have cyclical economic exposure. By contrast, many of 2020’s strongest performers among high-valuation stocks have already started to underperform in 2021, and we believe owning those more-speculative stocks in the coming year may still present significant downside potential for investors.
Regardless of the macroeconomic backdrop, we have remained committed to investing the Fund in companies that we see as highly profitable and that have strong balance sheets as well as sustainable business models. We seek to hold companies capable of surviving recessions and then emerging with the financial firepower to both invest and thrive during the subsequent recovery.
In sector terms, the Fund remains overweight versus the Russell Index to industrials and financials. Companies in the industrials sector have benefited both from a cyclical economic recovery and from secular growth in industrial automation. Among financials, we have invested the portfolio in what we believe are high-quality firms, which have remained a good fit with our overall approach.
The information technology sector has remained the Fund’s biggest underweight relative to the benchmark heading into the new fiscal year. We continue to have concerns about high valuations and the extreme concentration of the sector within the Russell Index, and have maintained the Fund’s underweight as part of our goal of seeking to manage portfolio risk.
Please refer to the Schedule of Investments on pages 22–25 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions,

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 11

recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in a limited number of securities and, as a result, the Fund’s performance may be more volatile than the performance of other funds holding more securities.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

12 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Portfolio Summary | 3/31/21
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings
(As a percentage of total investments)*
1.	Alphabet, Inc., Class C	7.71%
2.	Microsoft Corp.	7.58
3.	Amazon.com, Inc.	6.83
4.	Mastercard, Inc.	4.55
5.	QUALCOMM, Inc.	4.14
6.	Stanley Black & Decker, Inc.	3.75
7.	Apple, Inc.	3.71
8.	PayPal Holdings, Inc.	3.47
9.	Booking Holdings, Inc.	3.39
10.	Charles Schwab Corp.	3.37
*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 13

Prices and Distributions | 3/31/21
Net Asset Value per Share

Class	3/31/21	3/31/20
A	$31.88	$22.43
C	$28.01	$20.07
K	$31.94	$22.43
R	$31.03	$21.95
Y	$32.25	$22.63

Distributions per Share: 4/1/20–3/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$—	$0.0024	$2.8231
C	$—	$0.0024	$2.8231
K	$0.0806	$0.0024	$2.8231
R	$—	$0.0024	$2.8231
Y	$0.0500	$0.0024	$2.8231

Index Definitions
The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 15–19.
14 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Performance Update | 3/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2021)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Growth
Period	(NAV)	(POP)	Index
10 years	15.13%	14.45%	16.63%
5 years	17.00	15.62	21.05
1 year	55.55	46.61	62.74

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
1.07%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 15

Performance Update | 3/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns
(As of March 31, 2021)
			Russell
			1000
	If	If	Growth
Period	Held	Redeemed	Index
10 years	14.33%	14.33%	16.63%
5 years	16.22	16.22	21.05
1 year	54.53	54.53	62.74

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
1.74%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Performance Update | 3/31/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns
(As of March 31, 2021)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	15.53%	16.63%
5 years	17.50	21.05
1 year	56.21	62.74

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.66%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 17

Performance Update | 3/31/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2021)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	14.81%	16.63%
5 years	16.63	21.05
1 year	55.07	62.74

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross	Net
1.42%	1.40%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
The net expense ratios reflect the contractual expense limitations currently in effect through August 1, 2021 for Class R shares. There can be no assurance that Amundi US will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

18 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Performance Update | 3/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2021)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	15.49%	16.63%
5 years	17.37	21.05
1 year	56.06	62.74

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.76%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 19

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6

(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund
Based on actual returns from October 1, 2020 through March 31, 2021.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/20
Ending Account Value	$1,132.01	$1,128.20	$1,134.26	$1,130.08	$1,133.75
(after expenses)
on 3/31/21
Expenses Paid	$5.53	$10.22	$3.87	$8.21	$4.47
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 1.72%, 0.65%, 1.39% and 0.76% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

20 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from October 1, 2020 through March 31, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/20
Ending Account	$1,019.75	$1,016.36	$1,021.69	$1,018.00	$1,021.14
Value (after expenses)
on 3/31/21
Expenses Paid	$5.24	$8.65	$3.28	$6.99	$3.83
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 1.72%, 0.65%, 1.39% and 0.76% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 21

Schedule of Investments | 3/31/21

Shares			Value
UNAFFILIATED ISSUERS — 99.2%
COMMON STOCKS — 99.2% of Net Assets
Beverages — 1.5%
705,031		PepsiCo., Inc.	$ 99,726,635
		Total Beverages	$ 99,726,635
Capital Goods — 1.1%
297,661		Rockwell Automation, Inc.	$ 79,011,136
		Total Capital Goods	$ 79,011,136
Capital Markets — 5.7%
3,489,105		Charles Schwab Corp.	$ 227,419,864
1,448,507		Intercontinental Exchange, Inc.	161,769,262
		Total Capital Markets	$ 389,189,126
Commercial Services & Supplies — 1.3%
804,271(a)		Copart, Inc.	$ 87,351,873
		Total Commercial Services & Supplies	$ 87,351,873
Communications Equipment — 1.2%
435,009		Motorola Solutions, Inc.	$ 81,803,442
		Total Communications Equipment	$ 81,803,442
Electronic Equipment, Instruments &
Components — 4.6%
2,144,658		Amphenol Corp.	$ 141,483,088
1,018,523		CDW Corp.	168,820,187
Total Electronic Equipment, Instruments &
		Components	$ 310,303,275
Energy Equipment & Services — 1.0%
2,409,370		Schlumberger, Ltd.	$ 65,510,770
		Total Energy Equipment & Services	$ 65,510,770
Entertainment — 1.5%
737,245		Electronic Arts, Inc.	$ 99,800,856
		Total Entertainment	$ 99,800,856
Health Care Equipment & Supplies — 7.8%
239,197		Cooper Cos., Inc.	$ 91,873,176
566,967		Danaher Corp.	127,612,932
1,033,531	(a)	Edwards Lifesciences Corp.	86,444,533
657,192		Medtronic Plc	77,634,091
913,427		Zimmer Biomet Holdings, Inc.	146,221,394
		Total Health Care Equipment & Supplies	$ 529,786,126
Health Care Providers & Services — 1.3%
210,378		Humana, Inc.	$ 88,200,976
		Total Health Care Providers & Services	$ 88,200,976

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Shares			Value
Insurance — 1.7%
315,191		Marsh & McLennan Cos., Inc.	$ 38,390,264
802,313		Progressive Corp.	76,709,146
		Total Insurance	$ 115,099,410
Interactive Media & Services — 7.6%
251,358	(a)	Alphabet, Inc., Class C	$ 519,966,700
		Total Interactive Media & Services	$ 519,966,700
Internet & Direct Marketing Retail — 10.1%
148,866	(a)	Amazon.com, Inc.	$ 460,603,313
98,177	(a)	Booking Holdings, Inc.	228,736,702
		Total Internet & Direct Marketing Retail	$ 689,340,015
IT Services — 11.9%
639,817		Accenture Plc	$ 176,749,446
643,177		Fidelity National Information Services, Inc.	90,437,118
861,260		Mastercard, Inc.	306,651,623
963,818	(a)	PayPal Holdings, Inc.	234,053,563
		Total IT Services	$ 807,891,750
Life Sciences Tools & Services — 3.0%
452,615		Thermo Fisher Scientific, Inc.	$ 206,564,434
		Total Life Sciences Tools & Services	$ 206,564,434
Machinery — 5.5%
536,785		Illinois Tool Works, Inc.	$ 118,908,613
1,267,414		Stanley Black & Decker, Inc.	253,064,554
		Total Machinery	$ 371,973,167
Pharmaceuticals — 3.4%
665,306		Eli Lilly & Co.	$ 124,292,467
641,597		Johnson & Johnson	105,446,467
		Total Pharmaceuticals	$ 229,738,934
Semiconductors & Semiconductor Equipment — 4.1%
2,106,399		QUALCOMM, Inc.	$ 279,287,443
		Total Semiconductors & Semiconductor Equipment	$ 279,287,443
Software — 9.9%
345,564	(a)	Adobe, Inc.	$ 164,270,759
2,167,459		Microsoft Corp.	511,021,808
		Total Software	$ 675,292,567
Software & Services — 2.2%
707,032	(a)	salesforce.com, Inc.	$ 149,798,870
		Total Software & Services	$ 149,798,870

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 23

Schedule of Investments | 3/31/21 (continued)
Shares			Value
Specialty Retail — 9.1%
527,937		Home Depot, Inc.	$ 161,152,769
280,470	(a)	O’Reilly Automotive, Inc.	142,268,408
1,509,108		Ross Stores, Inc.	180,957,140
2,041,178		TJX Cos., Inc.	135,023,925
		Total Specialty Retail	$ 619,402,242
Technology Hardware, Storage & Peripherals — 3.7%
2,049,197		Apple, Inc.	$ 250,309,414
		Total Technology Hardware, Storage & Peripherals	$ 250,309,414
TOTAL COMMON STOCKS
		(Cost $3,543,418,178)	$ 6,745,349,161
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.2%
		(Cost $3,543,418,178)	$ 6,745,349,161
		OTHER ASSETS AND LIABILITIES — 0.8%	$ 54,583,438
		NET ASSETS — 100.0%	$ 6,799,932,599

(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2021, aggregated $1,559,087,363 and $2,575,891,972, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2021, the Fund did not engage in any cross trade activity.
At March 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $3,562,335,879 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 3,216,558,738
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(33,545,456)
Net unrealized appreciation	$ 3,183,013,282

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 -	unadjusted quoted prices in active markets for identical securities.
Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

The following is a summary of the inputs used as of March 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$6,745,349,161	$ —	$ —	$6,745,349,161
Total Investments
in Securities	$6,745,349,161	$ —	$ —	$6,745,349,161

During the year ended March 31, 2021, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 25

Statement of Assets and Liabilities | 3/31/21
ASSETS:
Investments in unaffiliated issuers, at value (cost $3,543,418,178)	$6,745,349,161
Cash	60,967,569
Receivables —
Fund shares sold	6,878,843
Dividends	2,482,471
Other assets	253,869
Total assets	$6,815,931,913
LIABILITIES:
Payables —
Fund shares repurchased	$ 13,717,003
Transfer agent fees	1,268,624
Due to affiliates	685,931
Accrued expenses	327,756
Total liabilities	$ 15,999,314
NET ASSETS:
Paid-in capital	$3,027,514,783
Distributable earnings	3,772,417,816
Net assets	$6,799,932,599
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,143,970,481/35,878,446 shares)	$ 31.88
Class C (based on $432,821,706/15,450,563 shares)	$ 28.01
Class K (based on $846,019,333/26,488,029 shares)	$ 31.94
Class R (based on $108,568,388/3,499,254 shares)	$ 31.03
Class Y (based on $4,268,552,691/132,357,024 shares)	$ 32.25
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $31.88 net asset value per share/100%-5.75%
maximum sales charge)	$ 33.82

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Statement of Operations
FOR THE YEAR ENDED 3/31/21
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 60,834,640
Interest from unaffiliated issuers	9,505
Total investment income		$ 60,844,145
EXPENSES:
Management fees	$ 39,407,638
Administrative expense	1,600,900
Transfer agent fees
Class A	1,370,184
Class C	295,069
Class K	13,627
Class R	253,410
Class Y	4,330,962
Distribution fees
Class A	2,603,858
Class C	4,465,894
Class R	523,046
Shareowner communications expense	283,744
Custodian fees	81,820
Registration fees	161,521
Professional fees	290,867
Printing expense	69,778
Trustees’ fees	338,584
Insurance expense	29,798
Miscellaneous	74,264
Total expenses		$ 56,194,964
Net investment income		$ 4,649,181
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 970,134,700
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$1,762,393,871
Net realized and unrealized gain (loss) on investments		$2,732,528,571
Net increase in net assets resulting from operations		$2,737,177,752

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 27

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/21	3/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 4,649,181	$ 21,238,450
Net realized gain (loss) on investments	970,134,700	441,541,210
Change in net unrealized appreciation (depreciation)
on investments	1,762,393,871	(522,764,617)
Net increase (decrease) in net assets resulting
from operations	$ 2,737,177,752	$ (59,984,957)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($2.83 and $1.46 per share, respectively)	$ (94,466,550)	$ (52,971,897)
Class C ($2.83 and $1.45 per share, respectively)	(45,098,174)	(26,521,714)
Class K ($2.91 and $1.57 per share, respectively)	(77,636,740)	(41,746,809)
Class R ($2.83 and $1.45 per share, respectively)	(9,663,029)	(5,828,998)
Class Y ($2.88 and $1.55 per share, respectively)	(369,919,067)	(223,328,693)
Total distributions to shareowners	$ (596,783,560)	$ (350,398,111)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,234,749,738	$ 1,400,061,586
Reinvestment of distributions	535,831,760	315,072,293
Cost of shares repurchased	(2,246,465,570)	(1,888,437,080)
In-kind redemptions	—	(125,892,667)
Net decrease in net assets resulting from
Fund share transactions	$ (475,884,072)	$ (299,195,868)
Net increase (decrease) in net assets	$ 1,664,510,120	$ (709,578,936)
NET ASSETS:
Beginning of year	$ 5,135,422,479	$ 5,845,001,415
End of year	$ 6,799,932,599	$ 5,135,422,479

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/21	3/31/21	3/31/20	3/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,407,994	$ 219,461,981	6,780,506	$ 173,685,723
Reinvestment of
distributions	2,715,972	81,261,884	1,745,050	45,416,499
Less shares repurchased	(10,143,541)	(299,316,735)	(15,681,904)	(401,715,645)
Net increase
(decrease)	(19,575)	$ 1,407,130	(7,156,348)	$ (182,613,423)
Class C
Shares sold	1,558,051	$ 40,271,983	2,176,616	$ 50,178, 207
Reinvestment of
distributions	1,556,931	41,025,186	974,000	22,723,445
Less shares repurchased	(6,222,350)	(164,763,329)	(4,872,206)	(111,162,851)
Net decrease	(3,107,368)	$ (83,466,160)	(1,721,590)	$ (38,261,199)
Class K
Shares sold	6,834,011	$ 201,878,300	7,791,751	$ 199,976,460
Reinvestment of
distributions	2,441,135	73,323,605	1,530,890	40,054,332
Less shares repurchased	(11,292,370)	(339,878,863)	(8,913,964)	(226,677,667)
Net increase
(decrease)	(2,017,224)	$ (64,676,958)	408,677	$ 13,353,125
Class R
Shares sold	536,207	$ 15,380,122	798,200	$ 20,090,041
Reinvestment of
distributions	324,682	9,464,372	211,646	5,394,855
Less shares repurchased	(1,274,093)	(36,244,726)	(1,922,327)	(48,170,595)
Net decrease	(413,204)	$ (11,400,232)	(912,481)	$ (22,685,699)
Class Y
Shares sold	25,747,914	$ 757,757,352	37,154,018	$ 956,131,155
Reinvestment of
distributions	10,916,939	330,756,713	7,640,100	201,483,162
Less shares repurchased	(47,125,474)	(1,406,261,917)	(42,812,259)	(1,100,710,322)
In-kind redemptions	—	—	(5,096,895)	(125,892,667)
Net decrease	(10,460,621)	$ (317,747,852)	(3,115,036)	$ (68,988,672)

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 29

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class A
Net asset value, beginning of period	$ 22.43	$ 24.21	$22.36	$ 20.78	$ 19.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.03)(b)	$ 0.04	$ 0.06	$ 0.06	$ 0.08
Net realized and unrealized gain (loss) on investments	12.31	(0.36)	2.77	2.87	2.13
Net increase (decrease) from investment operations	$ 12.28	$ (0.32)	$ 2.83	$ 2.93	$ 2.21
Distributions to shareowners:
Net investment income	$ —	$ (0.01)	$ (0.05)	$ (0.04)	$ (0.06)
Net realized gain	(2.83)	(1.45)	(1.23)	(1.01)	(0.37)
Total distributions	$ (2.83)	$ (1.46)	$ (1.28)	$ (1.05)	$ (0.43)
Net increase (decrease) in net asset value	$ 9.45	$ (1.78)	$ 1.55	$ 1.88	$ 1.78
Net asset value, end of period	$ 31.88	$ 22.43	$ 24.21	$ 22.66	$ 20.78
Total return (c)	55.55%	(2.17)%	12.90%	14.16%	11.78%
Ratio of net expenses to average net assets	1.04%	1.07%	1.09%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	(0.10)%	0.16%	0.25%	0.25%	0.39%
Portfolio turnover rate	24%	23%(d)	26%	38%	23%
Net assets, end of period (in thousands)	$1,143,970	$805,102	$1,042,168	$1,195,674	$1,205,124
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.04%	1.07%	1.09%	1.10%	1.09%
Net investment income (loss) to average net assets	(0.10)%	0.16%	0.25%	0.24%	0.39%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class C
Net asset value, beginning of period	$ 20.07	$ 21.93	$ 20.73	$ 19.17	$ 17.63
Increase (decrease) from investment operations:
Net investment income (loss) (a)(b)	$ (0.21)	$ (0.12)	$ (0.08)	$ (0.08)	$ (0.05)
Net realized and unrealized gain (loss) on investments	10.98	(0.29)	2.51	2.65	1.96
Net increase (decrease) from investment operations	$ 10.77	$ (0.41)	$ 2.43	$ 2.57	$ 1.91
Distributions to shareowners:
Net realized gain	(2.83)	(1.45)	(1.23)	(1.01)	(0.37)
Total distributions	$ (2.83)	$ (1.45)	$ (1.23)	$ (1.01)	$ (0.37)
Net increase (decrease) in net asset value	$ 7.94	$ (1.86)	$ 1.20	$ 1.56	$ 1.54
Net asset value, end of period	$ 28.01	$ 20.07	$ 21.93	$ 20.73	$ 19.17
Total return (c)	54.53%	(2.81)%	12.12%	13.46%	10.98%
Ratio of net expenses to average net assets	1.72%	1.74%	1.73%	1.74%	1.77%
Ratio of net investment income (loss) to average net assets	(0.79)%	(0.51)%	(0.39)%	(0.40)%	(0.30)%
Portfolio turnover rate	24%	23%(d)	26%	38%	23%
Net assets, end of period (in thousands)	$432,822	$372,488	$444,786	$473,154	$465,545

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 31

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class K
Net asset value, beginning of period	$ 22.43	$ 24.21	$ 22.68	$ 20.79	$ 19.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.15	$ 0.16	$ 0.16	$ 0.16
Net realized and unrealized gain (loss) on investments	12.34	(0.36)	2.76	2.88	2.13
Net increase (decrease) from investment operations	$ 12.42	$ (0.21)	$ 2.92	$ 3.04	$ 2.29
Distributions to shareowners:
Net investment income	$ (0.08)	$ (0.12)	$ (0.16)	$ (0.14)	$ (0.13)
Net realized gain	(2.83)	(1.45)	(1.23)	(1.01)	(0.37)
Total distributions	$ (2.91)	$ (1.57)	$ (1.39)	$ (1.15)	$ (0.50)
Net increase (decrease) in net asset value	$ 9.51	$ (1.78)	$ 1.53	$ 1.89	$ 1.79
Net asset value, end of period	$ 31.94	$ 22.43	$ 24.21	$ 22.68	$ 20.79
Total return (b)	56.21%	(1.78)%	13.39%	14.68%	12.24%
Ratio of net expenses to average net assets	0.65%	0.66%	0.66%	0.66%	0.67%
Ratio of net investment income (loss) to average net assets	0.28%	0.58%	0.68%	0.69%	0.81%
Portfolio turnover rate	24%	23%(c)	26%	38%	23%
Net assets, end of period (in thousands)	$846,019	$639,430	$680,094	$614,710	$376,708

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class R
Net asset value, beginning of period	$ 21.95	$ 23.79	$ 22.31	$ 20.49	$ 18.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.13)(b)	$ (0.04)(b)	$ (0.01)(b)	$ (0.01)(b)	$ 0.01
Net realized and unrealized gain (loss) on investments	12.04	(0.35)	2.72	2.84	2.10
Net increase (decrease) from investment operations	$ 11.91	$ (0.39)	$ 2.71	$ 2.83	$ 2.11
Distributions to shareowners:
Net investment income	$ —	$ —	$ —	$ —	$ (0.01)
Net realized gain	(2.83)	(1.45)	(1.23)	(1.01)	(0.37)
Total distributions	$ (2.83)	$ (1.45)	$ (1.23)	$ (1.01)	$ (0.38)
Net increase (decrease) in net asset value	$ 9.08	$ (1.84)	$ 1.48	$ 1.82	$ 1.73
Net asset value, end of period	$ 31.03	$ 21.95	$ 23.79	$ 22.31	$ 20.49
Total return (c)	55.07%	(2.50)%	12.52%	13.87%	11.41%
Ratio of net expenses to average net assets	1.39%	1.40%	1.39%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.17)%	(0.04)%	(0.05)%	0.08%
Portfolio turnover rate	24%	23%(d)	26%	38%	23%
Net assets, end of period (in thousands)	$108,568	$85,892	$114,781	$124,614	$117,931
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.39%	1.42%	1.39%	1.42%	1.41%
Net investment income (loss) to average net assets	(0.46)%	(0.19)%	(0.04)%	(0.07)%	0.07%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 33

Financial Highlights (continued)
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class Y
Net asset value, beginning of period	$ 22.63	$ 24.42	$ 22.86	$ 20.95	$ 19.15
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05	$ 0.12	$ 0.14	$ 0.13	$ 0.14
Net realized and unrealized gain (loss) on investments	12.45	(0.36)	2.79	2.90	2.14
Net increase (decrease) from investment operations	$ 12.50	$ (0.24)	$ 2.93	$ 3.03	$ 2.28
Distributions to shareowners:
Net investment income	$ (0.05)	$ (0.10)	$ (0.14)	$ (0.11)	$ (0.11)
Net realized gain	(2.83)	(1.45)	(1.23)	(1.01)	(0.37)
Total distributions	$ (2.88)	$ (1.55)	$ (1.37)	$ (1.12)	$ (0.48)
Net increase (decrease) in net asset value	$ 9.62	$ (1.79)	$ 1.56	$ 1.91	$ 1.80
Net asset value, end of period	$ 32.25	$ 22.63	$ 24.42	$ 22.86	$ 20.95
Total return (b)	56.06%	(1.89)%	13.28%	14.54%	12.11%
Ratio of net expenses to average net assets	0.76%	0.76%	0.77%	0.77%	0.77%
Ratio of net investment income (loss) to average net assets	0.18%	0.47%	0.58%	0.58%	0.71%
Portfolio turnover rate	24%	23%(c)	26%	38%	23%
Net assets, end of period (in thousands)	$4,268,553	$3,232,510	$3,563,173	$3,769,893	$3,198,861

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Notes to Financial Statements | 3/31/21
1. Organization and Significant Accounting Policies
Pioneer Fundamental Growth Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended March 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 35

disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case

36 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At March 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 37

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$ 9,677,539	$ 18,163,279
Long-term capital gain	587,106,021	332,234,832
Total	$596,783,560	$350,398,111

38 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2021:
2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 25,699,620
Undistributed long-term capital gain	563,704,914
Unrealized appreciation	3,183,013,282
Total	$3,772,417,816

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.
D. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $113,211 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2021.
E. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 39

F. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund

40 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $6.5 billion of the Fund’s average daily net assets and 0.55% of the Fund’s average daily net assets over $7.5 billion. For the year ended March 31, 2021, the effective management fee was equivalent to 0.61% of the Fund’s average daily net assets.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 41

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R and Class Y respectively. These expense limitations is in effect through August 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. There are no fees waived and expenses reimbursed during the year ended March 31, 2021. Class C and Class K did not have an expense limitation.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $579,575 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended March 31, 2021, the Fund paid $338,584 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At March 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

42 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended March 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 98,476
Class C	38,426
Class K	29,735
Class R	3,862
Class Y	113,245
Total	$283,744

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $106,356 in distribution fees payable to the Distributor at March 31, 2021.
The Fund also has adopted a separate service plan for Class R shares (“Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 43

12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2021, CDSCs in the amount of $56,461 were paid to the Distributor.
6. In-Kind Redemption
In accordance with guidelines described in a Fund’s prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (“in-kind redemption”). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended March 31, 2021, there were no in-kind redemptions.
7. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The Fund also pays both an upfront fee and an annual commitment fee to participate in a credit facility. The upfront fee in the amount 0.10% of the total credit facility is allocated among the participating Funds based on an allocation schedule set forth in the credit agreement. The commitment fee in the amount of 0.25% of the daily unused portion of each lenders commitment is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2021, the Fund had no borrowings under the credit facility.
44 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Fundamental Growth Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Fundamental Growth Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust X (the “Trust”)), including the schedule of investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 45

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
May 27, 2021

46 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Additional Information (unaudited)
For the year ended March 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable, as at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV. The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 47

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
48 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Independent Trustees
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (70)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected	products for securities lending industry); and Senior Executive Vice	communications and securities
	or earlier retirement	President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (70)	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected		community newspaper group)
	or earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	or earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and
Business Development, Dreyfus Corporation (1994-2000)

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 49

Independent Trustees (continued)
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected		Institutional Funds Master Portfolio
	or earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)*	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	or earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

*	Mr. MacKay was appointed as a Trustee effective March 22, 2021.
50 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lorraine H. Monchak (64)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	retirement or removal.	Asset/Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (72)	Trustee since 2002.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	or earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected	investment company services) (1969 – 2012); Director, BNY International
	or earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 51

Interested Trustees
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (59)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	trustee is elected	Management US, Inc. (since September 2014); Director, CEO and President of
	or earlier retirement	Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010); and
Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (62)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected	Director and Executive Vice President and Chief Investment Officer, U.S. of
	or earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director of Amundi Holdings
US, Inc. (since 2017)

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

52 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

Fund Officers*
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (56)	Since 2003. Serves	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	at the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Carol B. Hannigan (60)	Since 2010. Serves	Fund Governance Director of Amundi US since December 2006 and	None
Assistant Secretary	at the discretion of	Assistant Secretary of all the Pioneer Funds since June 2010; Manager –
	the Board	Fund Governance of Amundi US from December 2003 to November 2006;
and Senior Paralegal of Amundi US from January 2000 to November 2003
Thomas Reyes (58)	Since 2010. Serves	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	at the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi
	the Board	US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	at the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (55)	Since 2002. Serves	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (62)	Since 2002. Serves	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

*	Effective April 30, 2021, Mark E. Bradley is no longer Treasurer of the Fund.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/21 53

Fund Officers* (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020
John Malone (50)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer
	the Board	Funds since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money	at the discretion of	Officer of all the Pioneer Funds since 2006
Laundering Officer	the Board

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60 Pioneer Fundamental Growth Fund | Annual Report | 3/31/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19341-15-0521

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $91,150 payable to Ernst & Young LLP for the year ended March 31, 2021 and $85,000 for the year ended March 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $26,447 and $18,143 during the fiscal years ended March 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended March 31, 2021 and 2020, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $26,447 and $18,143 during the fiscal years ended March 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust X

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer
Date June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 4, 2021

By (Signature and Title)* /s/ Anthony J. Koenig
Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date June 4, 2021

* Print the name and title of each signing officer under his or her signature.